     As filed with the Securities and Exchange Commission May 20, 2008


                                              File Nos. 002-67052 and 811-03023
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------

                                    FORM N-1A

                               -----------------

                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 230


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 231


                                   FORUM FUNDS
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                                  800-754-8757

                                  Velvet Regan
                          Citigroup Fund Services, LLC
                          100 Summer Street, Suite 1500
                                 Boston, MA 02110

                                   Copies to:

                             Robert J. Zutz, Esq.
                 Kirkpatrick Lockhart Gates Preston Ellis LLP
                               1601 K Street, N.W.
                             Washington, D.C. 20006

                               -----------------

It is proposed that this filing will become effective:




[X]  immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[ ]  on [___________] pursuant to Rule 485, paragraph (b)(1)


[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)



[ ]  on [___________] pursuant to Rule 485, paragraph (a)(1)



[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of series being registered:


Brown Advisory Growth Equity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Opportunity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Value Equity Fund


================================================================================

[LOGO] BROWN ADVISORY FUNDS

                                  PROSPECTUS


                                 MAY 20, 2008


                       BROWN ADVISORY GROWTH EQUITY FUND

                             Institutional Shares
                                   A Shares

                       BROWN ADVISORY VALUE EQUITY FUND

                             Institutional Shares
                                   A Shares

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                             Institutional Shares
                                   A Shares
                                   D Shares

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                             Institutional Shares
                                   A Shares

                        BROWN ADVISORY OPPORTUNITY FUND

                             Institutional Shares
                                   A Shares

                    BROWN ADVISORY CORE INTERNATIONAL FUND

                             Institutional Shares

                       BROWN ADVISORY MARYLAND BOND FUND

                             Institutional Shares

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

                             Institutional Shares
                                   A Shares

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS [LOGO] BROWN ADVISORY FUNDS

          RISK/RETURN SUMMARY                                      4
               Brown Advisory Growth Equity Fund                   4
                    Investment Objective                           4
                    Principal Investment Strategies                4
                    Summary of Principal Investment Risks          6
                    Who May Want to Invest in the Fund             6
                    Performance Information                        7
               Brown Advisory Value Equity Fund                    9
                    Investment Objective                           9
                    Principal Investment Strategies                9
                    Summary of Principal Investment Risks         10
                    Who May Want to Invest in the Fund            11
                    Performance Information                       11
               Brown Advisory Small-Cap Growth Fund               13
                    Investment Objective                          13
                    Principal Investment Strategies               13
                    Summary of Principal Investment Risks         14
                    Who May Want to Invest in the Fund            14
                    Performance Information                       15
               Brown Advisory Small-Cap Value Fund                17
                    Investment Objective                          17
                    Principal Investment Strategies               17
                    Summary of Principal Investment Risks         18
                    Who May Want to Invest in the Fund            19
                    Performance Information                       19
               Brown Advisory Opportunity Fund                    21
                    Investment Objective                          21
                    Principal Investment Strategies               21
                    Summary of Principal Investment Risks         22
                    Who May Want to Invest in the Fund            23
                    Performance Information                       23
               Brown Advisory Core International Fund             26
                    Investment Objective                          26
                    Principal Investment Strategies               26
                    Summary of Principal Investment Risks         27
                    Who May Want to Invest in the Fund            28
                    Performance Information                       28

[LOGO] BROWN ADVISORY FUNDS

               Brown Advisory Maryland Bond Fund                  31
                    Investment Objective                          31
                    Principal Investment Strategies               31
                    Summary of Principal Investment Risks         32
                    Who May Want to Invest in the Fund            33
                    Performance Information                       33
               Brown Advisory Intermediate Income Fund            36
                    Investment Objective                          36
                    Principal Investment Strategies               36
                    Summary of Principal Investment Risks         37
                    Who May Want to Invest in the Fund            38
                    Performance Information                       38

          FEE TABLES                                              41

          PRINCIPAL INVESTMENT RISKS                              46

          MANAGEMENT                                              53
                    The Advisor and Sub-Advisors                  53
                    Portfolio Managers                            55
                    Other Service Providers                       61
                    Fund Expenses                                 61

          YOUR ACCOUNT                                            62
                    How to Contact the Funds                      62
                    General Information                           62
                    Buying Shares                                 65
                    Selling Shares                                70
                    Exchange Privileges                           73
                    Choosing a Share Class                        75
                    Retirement Accounts                           80

  [LOGO] BROWN ADVISORY FUNDS

          OTHER PERFORMANCE INFORMATION                           81
                    Performance Information for the Brown
                      Advisory Opportunity Fund                   81
                    Past Performance of Cardinal Capital
                      Management, L.L.C., Sub-Advisor --
                      Brown Advisory Small-Cap Value Fund         83
                    Past Performance of Munder Capital
                      Management, Sub-Advisor -- Brown
                      Advisory Core International Fund            85

          OTHER INFORMATION                                       87
                    Distributions                                 87
                    Taxes                                         87
                    Organization                                  88

          FINANCIAL HIGHLIGHTS                                    90

[LOGO] BROWN ADVISORY FUNDS RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

This Prospectus offers the following funds (each a "Fund" and collectively, the "Funds") and classes thereof:

                      FUND                            CLASSES
      Brown Advisory Growth Equity Fund    Institutional Shares; A Shares
      Brown Advisory Value Equity Fund     Institutional Shares; A Shares
      Brown Advisory Small-Cap Growth Fund Institutional Shares;
                                             A Shares, D Shares/(1)/

     Brown Advisory Small-Cap Value Fund    Institutional Shares; A Shares
     Brown Advisory Opportunity Fund        Institutional Shares; A Shares
     Brown Advisory Core International Fund Institutional Shares

     Brown Advisory Maryland Bond Fund       Institutional Shares
     Brown Advisory Intermediate Income Fund Institutional Shares; A Shares

/(1)/D Shares are only available for purchase to current shareholders through a pre-established distribution reinvestment program.

BROWN INVESTMENT ADVISORY INCORPORATED -- SERVES AS THE FUND'S INVESTMENT ADVISOR ("ADVISOR")

BROWN ADVISORY GROWTH EQUITY FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of domestic companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund invests primarily in domestic companies that the Advisor believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future. The Fund may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. Other attributes include, but are not

                                                                             4

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  [LOGO] BROWN ADVISORY FUNDS

limited to, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth. The Fund seeks to purchase securities that the Advisor considers to have attractive valuations based on the strong fundamentals of the underlying companies.

The Fund primarily invests in medium and large market capitalization companies. Medium and large market capitalization companies are those companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:
  . Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
  . Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
  . A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Advisor's belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered include:
  .  Product cycles, pricing flexibility and product or geographic mix
  .  Cash flow and financial resources to fund growth
  . Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock and its current market price.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:
  . The stock subsequently fails to meet the Advisor's initial investment criteria

5

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[LOGO] BROWN ADVISORY FUNDS

  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH COMPANY RISK. Securities of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term investment goal or investing emergency reserves.

  [LOGO] BROWN ADVISORY FUNDS


PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares and A Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.


CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

  2000      2001      2002      2003      2004      2005       2006       2007
 ------    ------    ------    ------     -----     -----     ------     ------
 -9.53%    -9.35%   -28.06%    29.89%     4.84%     3.34%     13.42%       8.35%

* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was -9.82%.


During the periods shown in the chart, the highest quarterly return was 17.92% (for the quarter ended December 31, 2001) and the lowest quarterly return was -18.64% (for the quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007 to the Russell 1000 Growth Index, the Fund's primary benchmark, and to the S&P 500 Index.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Growth Index and to the S&P 500 Index. Institutional Shares commenced operations on June 28, 1999. A Shares commenced investment operations on April 25, 2006. Performance information for A Shares for the period ending December 31, 2007 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

7

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[LOGO] BROWN ADVISORY FUNDS


                                                                                           SINCE
BROWN ADVISORY GROWTH EQUITY FUND                                       1 YEAR 5 YEARS INCEPTION/(1)/
Institutional Shares -- Return Before Taxes                             8.35%  11.58%      1.23%
Institutional Shares -- Return After Taxes on Distributions             8.35%  11.56%      1.17%
Institutional Shares -- Return After Taxes on Distributions and Sale of
Fund Shares                                                             5.43%  10.12%      1.01%

              A Shares -- Return Before Taxes  4.00%  9.87% -0.34%
              ----------------------------------------------------
              RUSSELL 1000 GROWTH INDEX       11.81% 12.10% -0.15%
              S&P 500 INDEX                    5.49% 12.82%  2.82%

/(1)/For the period from June 28, 1999 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Growth Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of fees, expenses or taxes. Investors may not directly invest in this index.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

  [LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY VALUE EQUITY FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stock) of domestic companies with medium to large market capitalizations ("80% Policy"). Medium and large market capitalization companies are companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals. Emphasis is placed on companies that the Fund believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management. Since there are no formal sector/industry limitations, the Fund's portfolio is well diversified across many industries.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor uses in-house research and other sources to identify a universe of companies across a broad range of industries whose underlying fundamentals are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages. The Advisor focuses on companies that it believes exhibit the following:
  .  Sufficient cash flow and balance sheet strength to fund future growth
  . Leadership or potential leadership in markets with the opportunity for long-term growth
  . Proprietary products and service and new product development that sustains the company's brand franchise
  . A strong management team that is proactive, executes effectively, and anticipates and or adapts to change and is sensitive to shareholder interests
  . Product cycles, pricing flexibility, product or geographic mix that supports growth and stability
  . Catalysts for growth can include changes in regulation, management, business cycle, and business mix or industry consolidation.

[LOGO] BROWN ADVISORY FUNDS


The Advisor's valuation discipline attempts to estimate a range of value for each company whose securities are considered for purchase. The range of value is used to estimate the spread or "margin of safety" between a company's current stock price and a reasonable worst case low price for the stock. The range is developed through an extensive valuation methodology that uses historic values, peer comparisons, private market value, and discounted cash flow analyses. A key objective of this analysis is to minimize the downside risk of investing in stocks which generally results in a portfolio with lower than market valuations and better than average fundamental characteristics.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:
  . The stock has reached its target price level and its present reward to risk ratio is unattractive
  . The stock is close to its target price level and its present reward to risk ratio is unattractive compared to a candidate company or an attractively valued existing holding
  . The company's fundamentals have deteriorated in a material, long term manner.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VALUE COMPANY RISK. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

  [LOGO] BROWN ADVISORY FUNDS


WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the average annual returns of Institutional and A Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

  2004      2005      2006      2007
 ------     -----    ------    ------
 12.57%     6.24%    17.83%    -0.31%



* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was -9.16%.

[LOGO] BROWN ADVISORY FUNDS



During the periods shown in the chart, the highest quarterly return was 8.95% (for the quarter ended December 31, 2004) and the lowest quarterly return was -9.16% (for the quarter ended March 31, 2008).


AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007 to the Russell 1000 Value Index, the Fund's primary benchmark and to the S&P 500 Index(R), the Fund's secondary benchmark.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Value Index and to the S&P 500 Index. Institutional Shares commenced operations on January 28, 2003. A Shares commenced on
April 25, 2006. Performance information for A Shares for the period ended December 31, 2007 is based on the performance of Institutional Shares adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                                                               SINCE
BROWN ADVISORY VALUE EQUITY FUND                                                    1 YEAR INCEPTION/(1)/
Institutional Shares -- Return Before Taxes                                         -0.31%    13.85%
Institutional Shares -- Return After Taxes on Distributions                         -1.88%    11.92%
Institutional Shares -- Return After Taxes on Distributions and Sale of Fund Shares  0.97%    11.17%

                 A Shares -- Return Before Taxes -4.35% 12.83%
                 ---------------------------------------------
                 RUSSELL 1000 VALUE INDEX(R)     -0.17% 15.50%
                 S&P 500 INDEX                    5.49% 13.59%

/(1)/For the period from January 28, 2003 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000-Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index's performance does not reflect the effect of fees, expenses or taxes.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

  [LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY SMALL-CAP GROWTH FUND

The Fund offers Institutional Shares and A Shares.

Effective April 25, 2006, all issued and outstanding A Shares were renamed D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (other than through a pre-established distribution reinvestment program).

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies ("80% Policy"). The Fund seeks to invest primarily in small companies with well above average growth prospects. Small companies are companies whose market capitalizations are equal to or less than $5 billion at the time the Fund purchases the issuer's securities ("Market Capitalization Range"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor begins by identifying a universe of small growth companies within the Market Capitalization Range. From these companies, the Advisor uses research and other sources of information to select those companies it believes have the potential to grow earnings at an above average rate annually. The Advisor then performs an in-depth analysis of the companies' fundamentals to identify those that have:
  . Substantial business opportunities relative to their operating history and size. These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates. In addition, the company's ability to innovate may help create new markets for its products or services
  . Proprietary products, services or distribution systems that provide the company with a competitive edge
  . Management that demonstrates a "growth mentality" and a plan that the Advisor can understand and monitor
  .  Attractively priced stocks compared to their growth potential.

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THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock if it believes:
  . The stock subsequently fails to meet the Advisor's initial investment criteria
  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH COMPANY RISK. Securities of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries

                                                                             14

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  [LOGO] BROWN ADVISORY FUNDS

  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares, A Shares, and D Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Effective April 25, 2006, A Shares were renamed D Shares.


CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

  2000      2001      2002      2003     2004      2005       2006       2007
  ----      ----      ----      ----     ----      ----       ----       ----
-15.59%   -12.96%   -39.41%    52.37%    7.82%     5.20%      8.57%     16.35%



* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was -12.73%.


During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007, to those of the Russell 2000 Growth Index, the Fund's primary benchmark.

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The table also compares the average annual total return before taxes of A
Shares and D Shares to the Russell 2000 Growth Index. Institutional Shares commenced operations on June 28, 1999. Performance information for D Shares reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares and D Shares will vary.

                                                                               SINCE
BROWN ADVISORY SMALL-CAP GROWTH FUND/(1)/                   1 YEAR 5 YEARS INCEPTION/(3)/
Institutional Shares -- Return Before Taxes                 16.35% 16.90%      4.79%
Institutional Shares -- Return After Taxes on Distributions 15.10% 16.65%      4.56%
Institutional Shares -- Return After Taxes on Distributions
and Sale of Fund Shares                                     12.30% 14.94%      4.13%

           A Shares -- Return Before Taxes/(2)/ 11.62% 14.97%  2.97%
           D Shares -- Return Before Taxes       9.62% 15.25% 16.59%
           ---------------------------------------------------------
           RUSSELL 2000 GROWTH INDEX             7.05% 16.50%  3.83%

/(1)/On April 25, 2006, all issued and outstanding A Shares were renamed as D
     Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.
/(2)/A Shares commenced investment operations on April 25, 2006. Performance is derived from Institutional Shares adjusted for the higher expense ratios. /(3)/For the period from June 28, 1999 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by stocks included in the index. Unlike performance of the Fund, the Russell 2000 Growth Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             16

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CONCEPTS TO UNDERSTAND

COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY SMALL-CAP VALUE FUND

The Fund offers Institutional Shares and A Shares. Effective April 25, 2006, all shares issued and outstanding were reclassified as Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies ("80% Policy").

Small companies are companies whose market capitalizations are less than $4 billion at the time the Fund purchases the issuer's securities. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.


The Fund invests primarily in equity securities of companies that trade in the U.S. securities markets and that Cardinal Capital Management, L.L.C. ("Cardinal" or "Sub-Advisor"), the Fund's sub-advisor, believes are undervalued based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Excess cash flow, among other things, are used to pay dividends, make acquisitions, pay down debt and/or buy back stock.


THE SUB-ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES Cardinal seeks companies that are believed to have stable and predictable businesses that generate cash flow in excess of what is needed to pay all expenses and reinvest in the business, and have competent and motivated management teams. Cardinal also seeks companies whose securities are undervalued because of temporary issues that are likely to be resolved in the near future.

Cardinal focuses on gathering information on companies that are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate events (such as substantial share repurchases or insider buying) that may signal a company's undervaluation. Once investment opportunities are identified, Cardinal researches prospective companies by analyzing regulatory financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to get a clear understanding of the company's business model, competitive advantages and capital allocation discipline.

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Cardinal anticipates that the Fund's portfolio will consist of 45 to 60 positions, broadly diversified across industries and market sectors. Position sizes range from 1% to 4% of net assets measured at cost at the time of investment. Cardinal considers several factors in determining position size including the predictability of the business, the level of the stock price relative to the targeted purchase price, trading liquidity and catalysts that should result in stock price appreciation. Such catalysts may include the redeployment of excess cash to benefit shareholders, a turnaround in operations, the sale or liquidation of unprofitable operations, an accretive acquisition or merger, a change in management, an improvement in industry prospects or the cessation of circumstances which have depressed operating results.

THE SUB-ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES Portfolio securities are sold for a number of reasons, including the stock's expected return falling below 20% either due to price appreciation or adverse changes in company fundamentals, the market capitalization of the position reaching $5 billion, or the existence of better relative values elsewhere.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VALUE COMPANY RISK. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

                                                                             18

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WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by comparing the performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares and A Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Effective April 25, 2006, Fund shares issued and outstanding were reclassified as Institutional Shares.


CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

  2004      2005      2006      2007
 ------    ------    ------    ------
 22.76%    13.01%    14.41%    -3.00%



* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was -11.90%.


19

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During the periods shown in the chart, the highest quarterly return was 12.91%
(for the quarter ended December 31, 2004) and the lowest quarterly return was -11.90% (for the quarter ended March 31, 2008).


AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Funds Institutional Shares as of December 31, 2007 to the Russell 2000 Value Index, the Fund's primary benchmark.

The table also compares the average annual total return before taxes of A Shares to the Russell 2000 Value Index. Institutional Shares commenced operations on October 31, 2003. As of December 31, 2007 A Shares had not commenced investment operations. Performance information for A Shares for the periods ended December 31, 2007 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                                                               SINCE
BROWN ADVISORY SMALL-CAP VALUE FUND                                                 1 YEAR INCEPTION/(1)/
Institutional Shares -- Return Before Taxes                                         -3.00%    12.63%
Institutional Shares -- Return After Taxes on Distributions                         -4.85%    11.09%
Institutional Shares -- Return After Taxes on Distributions and Sale of Fund Shares -0.48%    10.42%

                 A Shares -- Return Before Taxes -6.99% 10.81%
                 ---------------------------------------------
                 RUSSELL 2000 VALUE INDEX        -9.78% 10.82%

/(1)/For the period from October 31, 2003 through December 31, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 2000 Value Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             20

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

BROWN ADVISORY OPPORTUNITY FUND

The Fund offers Institutional Shares and A Shares. A shares are not currently available for purchase.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a nondiversified portfolio of equity securities and may incorporate either a growth or value investment approach to security selection. Similarly, it may also invest in companies regardless of size as measured by market capitalization. The Fund, therefore, seeks to achieve its goal of long-term appreciation without being restricted by investment style or market capitalization. Finally, the Fund is concentrated and will typically invest in thirty securities or fewer.

The Fund generally follows a growth strategy in selecting equity securities. The Fund's investment strategy also requires the Advisor to be sensitive to value when selecting stocks for the Fund's portfolio.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:
  . Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
  . Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
  . A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their

21

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peer groups and their growth opportunity. Valuation techniques also permit the
Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock and its current market price.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:
  . The stock subsequently fails to meet the Advisor's initial investment criteria
  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

NON-DIVERSIFICATION RISK. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

See "Principal Risks" for further information.

                                                                             22

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WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year to year and how the average annual returns of Institutional Shares compare to a broad measure of market performance. A Shares have not commenced operations. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., another mutual fund ("Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

23

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CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

  1999     2000     2001     2002     2003    2004    2005    2006    2007
 -------  -------  -------  -------  ------  ------  ------  ------  ------
 286.53%  -24.94%  -44.37%  -47.60%  77.52%  -2.62%  -4.19%   3.20%  20.41%


* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was -13.50%.


Investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations. For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.

During the periods shown in the chart, the highest quarterly return was 58.66% (for the quarter ended March 31, 1999) and the lowest quarterly return was -39.59% (for the quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2007 to the Russell 3000 Index, the Fund's primary benchmark. Institutional Shares commenced operations on June 29, 1998.

BROWN ADVISORY OPPORTUNITY FUND                                                SINCE
INSTITUTIONAL SHARES                                        1 YEAR 5 YEARS INCEPTION/(1)/
Return Before Taxes                                         20.41% 15.53%      5.99%
Return After Taxes on Distributions                         20.41% 15.53%      5.62%
Return After Taxes on Distributions and Sale of Fund Shares 13.27% 13.69%      5.09%
-----------------------------------------------------------------------------------------

                     RUSSELL 3000 INDEX 5.14% 13.63% 4.95%

/(1)/For the period from June 29, 1998 through December 31, 2007.

                                                                             24

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After-tax returns are calculated using the historical highest individual
Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market. The Russell 3000 Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 3000 Index's performance does not reflect the effect of fees, expenses or taxes.

25

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
EMERGING OR DEVELOPING MARKETS means generally countries other than Canada, the United States or those countries included in the Morgan Stanley Capital International EAFE Index ("EAFE Index"). Currently, the countries included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

BROWN ADVISORY CORE INTERNATIONAL FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term total return consistent with reasonable risk to principal.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small, medium and large size companies located outside of the United States. The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. The Fund may also invest in emerging or developing markets. The Fund does not currently intend to concentrate its investments in the securities of companies located in any one country. Accordingly, the Fund will invest in a minimum of four countries including the United States. As of the Fund's fiscal year ended May 31, 2007, the Fund invested in the equity securities of companies located in 23 different foreign countries.


In order to equitize cash, the Fund may also invest in futures contracts, including equity index futures contracts based primarily on the indices of countries included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index and Canada. The Fund may also invest in exchange-traded funds ("ETFs") to manage cash.

The Advisor currently employs one sub-advisor, Munder Capital Management ("Munder"), to manage the Fund's assets on a daily basis. The Advisor is permitted to employ additional sub-advisors and allocate the Fund's assets to such sub-advisors (hereafter Sub-Advisor or Sub-Advisors).

Although the Advisor delegates the day-to-day management of the Fund to the Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund's assets. The Advisor has retained an independent consultant to facilitate the selection of additional Sub-Advisors for the Fund, help monitor the performance of the Sub-Advisors and make recommendations regarding asset allocation amongst the Sub-Advisors (the "Consulting Services"). The Advisor's allocation of assets to each Sub-Advisor may range from 0.00% to


                                                                             26

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100.00% of the Fund's assets and the Advisor may change the allocations at any time so long as the overall investment styles of the Sub-Advisors represent a blend of growth and value, also known as "core" investment style.


MUNDER'S INVESTMENT PROCESSES -- PURCHASING PORTFOLIO SECURITIES Munder employs a bottom-up investment approach that emphasizes individual stock selection. Munder's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. The Munder international core equity discipline uses a quantitative investment process and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. Munder seeks to generally allocate country weights in accordance with the MSCI EAFE Index; however, deviations from the MSCI EAFE Index weights may occur. Munder uses the sector and industry allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

MUNDER'S INVESTMENT PROCESSES -- SELLING PORTFOLIO SECURITIES Munder monitors the companies in the Fund's portfolio allocated to it for management to determine if there have been any fundamental changes in the companies. Munder may sell a stock or reduce its position in a stock if it believes:

  . the stock subsequently fails to meet the Sub-Advisor's initial investment criteria;
  . A more attractively priced company is found or if funds are needed for other purposes;
  . the stock becomes overvalued relative to the long-term expectation for the stock price.


TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in short-term instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VALUE COMPANY RISK. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

GROWTH COMPANY RISK. Securities of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

27

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SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

FOREIGN SECURITIES/EMERGING MARKETS RISK. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

ETF RISK. ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.


FUTURES RISK. The Fund may use futures contracts to equitize cash. There can be no assurance that using futures in this manner will be a successful strategy. The Fund could lose money as a result of its usage of futures.


See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves
  .  Cannot tolerate the risks of global investments.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's average

                                                                             28

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  [LOGO] BROWN ADVISORY FUNDS

annual performance of Institutional Shares from year-to-year and how the returns of the Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

  2004         2005        2006        2007
 ------       ------      ------      ------
 16.25%       14.31%      20.96%       8.41%



* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was -9.28%.

During the periods shown in the chart, the highest quarterly return was 13.20% (for the quarter ended December 31, 2004) and the lowest quarterly return was -9.28% (for the quarter ended March 31, 2008).


AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2007, to the MSCI EAFE Index, the Fund's primary benchmark. Institutional Shares commenced operations on January 28, 2003.

                                                                       SINCE
BROWN ADVISORY CORE INTERNATIONAL FUND                      1 YEAR INCEPTION/(1)/
Institutional Shares -- Return Before Taxes                 8.41%     20.17%
Institutional Shares -- Return After Taxes on Distributions 6.43%     18.09%
Institutional Shares -- Return After Taxes on Distributions
and Sale of Fund Shares                                     8.08%     17.05%
---------------------------------------------------------------------------------

                         MSCI EAFE INDEX 11.17% 23.06%

/(1)/For the period from January 31, 2003 through December 31, 2007.

29

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[LOGO] BROWN ADVISORY FUNDS


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising those countries in the MSCI universe that represent the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the MSCI
EAFE Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             30

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  [LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

BOND means a fixed income security with a long-term maturity, usually 5 years or longer.
FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
INVESTMENT GRADE SECURITY means a fixed income security rated in one of the four highest long-term or two highest short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality by the Fund's Advisor at the time of purchase.
MUNICIPAL SECURITY means a fixed income security issued by or on behalf of a state, its local governments and public financing authorities, and by U.S. territories and possessions.
NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates fixed income securities by relative credit risk. U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BROWN ADVISORY MARYLAND BOND FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

Although the Fund primarily invests in investment grade Maryland municipal securities, the Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions as well as U.S. Government securities. Municipal securities include municipal bonds, notes, and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities. The Fund invests in general obligation securities and revenue securities, including private activity bonds.

Normally, the Fund will invest at least 80% of the Fund's total assets in securities the interest of which is exempt from Federal and Maryland State income taxes. Interest from the Fund's investments may be subject to the Federal alternative minimum tax ("AMT").

Generally, the average weighted maturity of the Fund's portfolio securities will be between 4 and 10 years.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor continuously monitors economic factors such as interest rate outlook and

31

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CONCEPTS TO UNDERSTAND

NOTE means a fixed income security with a short-term maturity, usually less than 1 year.
MATURITY means the date on which a fixed income security is (or may be) due and payable.

technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund's investment portfolio. The Advisor then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor may sell a fixed income security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
  .  The security subsequently fails to meet the Advisor's investment criteria
  . A more attractive security is found or funds are needed for another purpose . The Advisor believes that the security has reached its appreciation potential.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

CREDIT RISK. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities. Generally, investment risk and price volatility increase as a security's credit rating declines.

                                                                             32

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  [LOGO] BROWN ADVISORY FUNDS


PREPAYMENT/EXTENSION RISK. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund's return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

MARYLAND BONDS AND MUNICIPAL SECURITIES RISK. Adverse economic or political factors in Maryland will affect the Fund's NAV more than if the Fund invested in more geographically diverse investments.

NON-DIVERSIFICATION RISK. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

See "Principal Investment Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  .  Are a Maryland resident
  . Are an income-oriented investor in a high tax bracket and desire tax-exempt income
  .  Seek income and more price stability than stocks offer
  .  Are pursuing a long-term goal.

The Fund may NOT be appropriate for you if you:
  .  Are not a Maryland resident
  .  Are pursuing a short-term goal or are investing emergency reserves
  . Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)
  .  Do not desire tax-exempt income.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year to year and how the average annual returns of Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

[LOGO] BROWN ADVISORY FUNDS


PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.


CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.


                                    [CHART]

   2001      2002      2003      2004      2005      2006      2007
  -----     -----     -----     -----     -----     -----     -----
  4.78%     8.99%     3.41%     2.17%     0.66%     2.85%     3.68%



* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was 0.90%.


During the periods shown in the chart, the highest quarterly return was 4.07% (for the quarter ended June 30, 2002) and the lowest quarterly return was -2.03% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURN The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2007, to the Lehman Brothers 1-10 Year Blended Municipal Bond Index, the Fund's primary benchmark, ("Lehman or Blended Index"). Institutional Shares commenced operations on December 21, 2000.

                                                                               SINCE
BROWN ADVISORY MARYLAND BOND FUND                           1 YEAR 5 YEARS INCEPTION/(1)/
Institutional Shares -- Return Before Taxes                 3.68%   2.55%      3.81%
Institutional Shares -- Return After Taxes on Distributions 3.68%   2.55%      3.80%

Institutional Shares -- Return After Taxes on Distributions and Sale of
Fund Shares                                                             3.60% 2.61% 3.74%
-----------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-10 YEAR BLENDED MUNICIPAL BOND INDEX                  4.79% 3.49% 4.51%

/(1)/For the period from December 31, 2000 through December 31, 2007.

                                                                             34

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  [LOGO] BROWN ADVISORY FUNDS


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The returns after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Blended Index is a market index published by Lehman Brothers of high quality, domestic fixed income securities with maturities of less than 10 years. The index is unmanaged and reflects reinvestment of interest and principal payments. Unlike the performance figures of the fund, the index performance does not reflect the effect of fees, expenses or taxes.

35

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[LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
MORTGAGE-BACKED SECURITY means a fixed income security representing an interest in a pool of underlying mortgage loans.
ASSET-BACKED SECURITY means a fixed income security representing an interest in an underlying pool of assets such as automobile loans or credit card receivables.
MATURITY means the date on which a fixed income security is (or may be) due and payable.
NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates fixed income securities by relative credit risk. YIELD CURVE means a graph that plots the yield of all fixed income securities of similar quality against the securities' maturities.
STATED AVERAGE MATURITY means the dollar weighted maturity of the portfolio without consideration for potential changes in cash flows of the portfolio's securities.
WEIGHTED AVERAGE MATURITY refers to the dollar weighted average maturity of the portfolio, accounting for potential changes in cash flows of the portfolio's securities due to prepayments on mortgage backed and asset backed securities, puts and calls, and other foreseen changes to stated cash flows.

BROWN ADVISORY INTERMEDIATE INCOME FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S. Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

PORTFOLIO MATURITY The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years. Under normal circumstances, the Fund's portfolio will have an average dollar weighted maturity between 3 and 10 years ("Maturity Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes the limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years. Duration is a measurement of interest rate sensitivity. For example, if interest rates increase by 1%, under the Fund's duration policy, the value of the Fund may decrease between 2% to 5%.

PORTFOLIO SECURITIES CREDIT RATINGS The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of an NRSRO or is unrated and deemed to be of comparable quality by the Advisor.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor determines the appropriate degree of interest rate risk (duration) and maturity

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  [LOGO] BROWN ADVISORY FUNDS

structure (yield curve positioning) for the portfolio. This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve. The Advisor then determines the relative and absolute attractiveness of each of -- corporate securities, mortgage-backed securities, asset-backed securities and Treasury and agency securities. Finally, it searches for securities, which meet the maturity and duration needs of the Fund's portfolio.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor may sell a fixed income security if it believes:
  . Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
  .  The security subsequently fails to meet the Advisor's investment criteria
  . A more attractive security is found or funds are needed for another purpose . The security has reached its appreciation potential.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

CREDIT RISK. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities. Generally, investment risk and price volatility increase as a security's credit rating declines.

PREPAYMENT/EXTENSION RISKS. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund's return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

[LOGO] BROWN ADVISORY FUNDS


See "Principal Investment Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  .  Seek income
  .  Seek capital preservation
  .  Are pursuing a long-term goal
  .  Are willing to accept the risks of investing in fixed income securities.

The Fund may NOT be appropriate for you if you:
  . Are pursuing a short-term goal or are investing emergency reserves . Are seeking capital appreciation
  .  Can not tolerate fluctuation in the value of your investments.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's average annual performance from year to year and how returns compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of another mutual fund, Short-Intermediate Income Fund, Inc. ("Predecessor Fund"). The Predecessor Fund maintained the same investment objectives and similar investment policies to that of the Brown Advisory Intermediate Income Fund. The performance of the Institutional Shares for the period prior to September 20, 2002 is of the Predecessor Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

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  [LOGO] BROWN ADVISORY FUNDS



CALENDAR YEAR* TOTAL RETURNS The following chart shows the annual total return of the Institutional Shares for the past ten years.


                                    [CHART]

1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
7.07%   1.03%   9.91%   8.36%   7.43%   3.91%   3.21%   1.57%   4.05%   7.07%


* The performance information shown above is based on a calendar year. The Fund's total return for the calendar quarter ended March 31, 2008 was 3.15%.


We are reporting the performance of Institutional Shares because the Institutional Shares, the larger shareholder of the two classes, more accurately represents the base of the Fund.

During the periods shown in the chart the highest quarterly return in any calendar quarter was 4.25% (for the quarter ended September 30, 2002) and the lowest quarterly return in any calendar quarter was -1.78% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURN The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2007, to the Lehman Brothers Intermediate Aggregate Bond Index, the Fund's benchmark. After-tax returns for Institutional Shares will vary. The table also compares the average annual total return before taxes of A Shares to the Lehman Brothers Intermediate Aggregate Bond Index. Performance information for A Shares reflects the deduction of the maximum share load. A Shares and Institutional Shares commenced operations on May 13, 1991 and November 2, 1995, respectively.

             BROWN ADVISORY INTERMEDIATE
             INCOME FUND                    1 YEAR 5 YEARS 10 YEARS
             Institutional Shares --
             Return Before Taxes/(1)/       7.07%   3.95%   5.32%
             Institutional Shares --
             Return After Taxes on
             Distributions/(1)/             5.27%   2.42%   3.38%
             Institutional Shares --
             Return After Taxes on
             Distributions and Sale of
             Fund Shares/(1)/               4.55%   2.47%   3.35%

                A Shares -- Return Before
                Taxes                          5.12% 3.32% 4.87%
                ------------------------------------------------
                LEHMAN BROTHERS INTERMEDIATE
                AGGREGATE BOND INDEX           7.02% 4.22% 5.83%

/(1)/The performance shown is of the Institutional Shares, which accurately represents the shareholder base of the Fund.

[LOGO] BROWN ADVISORY FUNDS


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Lehman Brothers Intermediate Aggregate Bond Index, is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers Aggregate Bond Index. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of fees, expenses or taxes.

FEE TABLES [LOGO] BROWN ADVISORY FUNDS

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

                                                       BROWN ADVISORY              BROWN ADVISORY
SHAREHOLDER FEES                                        GROWTH EQUITY               VALUE EQUITY
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   FUND                        FUND
                                                 INSTITUTIONAL      A        INSTITUTIONAL      A
                                                    SHARES        SHARES        SHARES        SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)              None      3.50%/(1)(2)/     None      3.50%/(1)(2)/
Maximum Deferred Sales Charge (Load) Imposed on
Redemptions (as a percentage of the sale price)      None       None/(2)(3)/     None       None/(2)(3)/

Redemption Fee (as a percentage of amount redeemed) 1.00%/(5)/ None 1.00%/(5)/ None
Exchange Fee (as a percentage of amount redeemed)   1.00%/(5)/ None 1.00%/(5)/ None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                             0.75%        0.75%       0.75%  0.75%
  Distribution and/or Service (12b-1) Fees    0.00%        0.50%       0.00%  0.50%
  Other Expenses                              0.36%        0.69%       0.24%  0.49%/(12)/
  Acquired Fund Fees and Expenses/(10)/          --/(11)/     --/(11)/ 0.01%  0.01%

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 1.11%  1.94% 1.00%  1.75%/(12)/
 Fee Waiver and Expense Reimbursement          0.00% -0.33% 0.00% -0.14%
 Net Expenses                                  1.11%  1.61% 1.00%  1.61%/(12)/

41

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[LOGO] BROWN ADVISORY FUNDS


SHAREHOLDER FEES
(FEES PAID DIRECTLY                 BROWN ADVISORY                     BROWN ADVISORY
FROM YOUR                             SMALL-CAP                           SMALL-CAP                BROWN ADVISORY
INVESTMENT)                          GROWTH FUND                         VALUE FUND               OPPORTUNITY FUND
                       INSTITUTIONAL      A              D       INSTITUTIONAL      A        INSTITUTIONAL      A
                          SHARES      SHARES/(4)/    SHARES/(4)/    SHARES        SHARES        SHARES        SHARES
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)            None        3.50%/(1)(2)/    None         None      3.50%/(1)(2)/     None      5.50%/(1)(2)/
Maximum Deferred
Sales Charge (Load)
Imposed on
Redemptions (as a
percentage of the sale
price)                     None         None/(2)(3)/    None         None       None/(2)(3)/     None       None/(2)(3)/

SHAREHOLDER FEES           BROWN
(FEES PAID DIRECTLY    ADVISORY CORE
FROM YOUR              INTERNATIONAL
INVESTMENT)                FUND
                       INSTITUTIONAL
                          SHARES
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)            None
Maximum Deferred
Sales Charge (Load)
Imposed on
Redemptions (as a
percentage of the sale
price)                     None

Redemption Fee (as a
percentage of amount
redeemed)            1.00%/(5)/   None  None 1.00%/(5)/   None  1.00%/(5)/  None 1.00%/(5)/
Exchange Fee (as a
percentage of amount
redeemed)            1.00%/(5)/   None  None 1.00%/(5)/   None  1.00%/(5)/  None 1.00%/(5)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees      1.00%       1.00% 1.00% 1.00%       1.00%  1.00%      1.00% 1.05%/(9)/

Distribution and/or
Service (12b-1) Fees 0.00%        0.50%       0.25%       0.00%        0.50%        0.00%  0.25%/(6)/ 0.00%/(6)/
Other Expenses       0.28%        2.50%       0.39%       0.28%        2.77%        0.99%  1.06%      0.24%
Acquired Fund Fees
and Expenses/(10)/      --/(11)/     --/(11)/    --/(11)/    --/(11)/     --/(11)/  0.01%  0.01%         --/(11)/
ANNUAL FUND
OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND
ASSETS)              1.28%        4.00%       1.64%       1.28%        4.27%        2.00%  2.32%/(6)/ 1.29%/(6)/

   Fee Waiver and Expense
   Reimbursement          0.00% -2.15% 0.00% 0.00% -2.41% -0.49% -0.61% 0.00%
   NET EXPENSES           1.28%  1.85% 1.64% 1.28%  1.86%  1.51%  1.71% 1.29%

  [LOGO] BROWN ADVISORY FUNDS


                                                            BROWN ADVISORY       BROWN ADVISORY
SHAREHOLDER FEES                                            MARYLAND BOND         INTERMEDIATE
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                        FUND              INCOME FUND
                                                            INSTITUTIONAL  INSTITUTIONAL      A
                                                                SHARES        SHARES        SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of the offering price)                                None          None      1.50%/(1)(2)/
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
(as a percentage of the sale price)                              None          None       None/(2)(3)/

Redemption Fee (as a percentage of amount redeemed) 1.00%/(5)/ 1.00%/(5)/  None
Exchange Fee (as a percentage of amount redeemed)   1.00%/(5)/ 1.00%/(5)/  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.50%      0.35%      0.35%

Distribution and/or Service (12b-1) Fees            None        None       0.25%
Other Expenses//                                   0.29%/(8)/  0.25%/(8)/  0.30%/(6)(8)/
Acquired Fund Fees and Expenses/(10)/                 --/(11)/    --/(11)/    --/(11)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(8)/ 0.79%       0.60%       0.90%/(6)/

     Fee Waiver and Expense Reimbursement 0.50%      0.00%      0.00%
     NET EXPENSES                         0.29%/(8)/ 0.60%/(8)/ 0.90%/(8)/

/(1)/No initial sales charge is applied to purchases of $1 million or more. /(2)/Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(3)/For each equity fund, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund). A CDSC of 0.50% will be charged on purchases of $1 million that are liquidated in whole or in part within two years of purchase for Brown Advisory Intermediate Income Fund.
/(4)/Effective April 25, 2006, all issued and outstanding A Shares were renamed
    D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program). A Shares offered in this prospectus are shares of a newly created Fund class.

43

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[LOGO] BROWN ADVISORY FUNDS

/(5)/Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.
/(6)/Based on projected assets and projected annualized expenses for a twelve month period.
/(7)/Based on contractual fee waivers and expense reimbursement in effect through September 30, 2008 (excluding taxes, interest, portfolio transactions expenses, and extraordinary expenses). The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.
/(8)/Based on amounts for each Fund's fiscal year ended May 31, 2007 and restated to reflect current Fund administrative, Fund accountant and Fund transfer agency service fees.
/(9)/The management fees include an advisory fee of 1.00% of the Fund's average annual daily net assets plus up to 0.05% of the Fund's average daily net assets for reimbursement of consulting services costs.
/(10)/Acquired Fund Fees and Expenses ("AFFE") reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.
/(11)/Less than .01%.
/(12)/The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights Information, which reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class' Net Expenses (first year only) and Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          BROWN ADVISORY GROWTH    BROWN ADVISORY          BROWN ADVISORY
              EQUITY FUND        VALUE EQUITY FUND      SMALL-CAP GROWTH FUND
          INSTITUTIONAL    A    INSTITUTIONAL   A    INSTITUTIONAL   A      D
             SHARES      SHARES    SHARES     SHARES    SHARES     SHARES SHARES
 1 YEARS     $  113      $  508    $  102     $  508    $  130     $  531 $  167
 3 YEARS     $  353      $  907    $  318     $  869    $  406     $1,336 $  517
 5 YEARS     $  612      $1,331    $  552     $1,253    $  702     $2,156 $  892
 10 YEARS    $1,352      $2,509    $1,225     $2,329    $1,545     $4,280 $1,944

  [LOGO] BROWN ADVISORY FUNDS


              BROWN ADVISORY                                 BROWN ADVISORY
                SMALL-CAP            BROWN ADVISORY        CORE INTERNATIONAL
                VALUE FUND          OPPORTUNITY FUND              FUND
           INSTITUTIONAL   A    INSTITUTIONAL     A
              SHARES     SHARES    SHARES     SHARES/(1)/ INSTITUTIONAL SHARES
  1 YEARS     $  130     $  532    $  154       $  714           $  131
  3 YEARS     $  406     $1,389    $  580       $1,179           $  409
  5 YEARS     $  702     $2,257    $1,033       $1,670           $  708
  10 YEARS    $1,545     $4,485    $2,288       $3,015           $1,556

                           BROWN ADVISORY      BROWN ADVISORY
                         MARYLAND BOND FUND INTERMEDIATE INCOME FUND
                           INSTITUTIONAL    INSTITUTIONAL     A
                               SHARES          SHARES       SHARES
                1 YEARS         $ 30            $ 61        $  240
                3 YEARS         $202            $192        $  433
                5 YEARS         $389            $335        $  641
                10 YEARS        $931            $750        $1,241

/(1)/Not currently available for purchase.

[LOGO] BROWN ADVISORY FUNDS PRINCIPAL INVESTMENT RISKS

An investment in a Fund is subject to one or more of the risks identified in the following table. The identified risks are discussed in more detail in the disclosure that immediately follows the table.

                 FUND                                   RISK
 Brown Advisory Growth Equity Fund      General Market Risk; Smaller Company
                                        Risk; Growth Company Risk
 Brown Advisory Value Equity Fund       General Market Risk; Smaller Company
                                        Risk; Value Company Risk
 Brown Advisory Small-Cap Growth Fund   General Market Risk; Smaller Company
                                        Risk; Growth Company Risk

 Brown Advisory Small-Cap Value Fund    General Market Risk; Smaller Company
                                        Risk; Value Company Risk
 Brown Advisory Opportunity Fund        General Market Risk; Smaller Company
                                        Risk; Non-Diversification Risk
 Brown Advisory Core International Fund General Market Risk; Smaller Company
                                        Risk; Foreign Securities Risk;
                                        Emerging Markets Risk; Growth Company
                                        Risk; Value Company Risk; ETF Risk;
                                        Futures Risk

 Brown Advisory Maryland Bond Fund      General Market Risk; Interest Rate
                                        Risk; Credit Risk;
                                        Prepayment/Extension Risk; Maryland
                                        Bonds and Municipal Securities Risk;
                                        Non-Diversification Risk
 Brown Advisory Intermediate Income
 Fund                                   General Market Risk; Interest Rate
                                        Risk; Credit Risk;
                                        Prepayment/Extension Risk

GENERAL MARKET RISK

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund or a Fund could underperform other investments. Other general market risks include:
  . The market may not recognize what the Advisor or a Sub-Advisor believes to be the true value or growth potential of the stocks held by a Fund
  . The earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline

  [LOGO] BROWN ADVISORY FUNDS

  . The smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company
  . The Advisor's or a Sub-Advisor's judgment as to the growth potential or value of a stock may prove to be wrong
  . A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities
  . If a Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole.

GROWTH COMPANY RISK

An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

VALUE COMPANY RISK

Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that a stock is undervalued is subjective; the market may not agree, and a stock's price may not rise to what the investment manager believes is its full value. If the market does not consider the stock to be undervalued then the value of the Fund's shares may decline, even if stock prices generally are rising.

MID-CAP COMPANY RISK

Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-Cap companies may have limited product lines or resources and may be dependant upon a particular market niche.

[LOGO] BROWN ADVISORY FUNDS


SMALLER COMPANY RISK

If a Fund invests in smaller companies, an investment in the Fund may have the following additional risks:
  . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
  . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
  . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

FOREIGN SECURITIES RISK

If a Fund invests in foreign securities, an investment in that Fund may have the following additional risks:
  . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
  . Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities
  . Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar
  . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies
  . Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems

  [LOGO] BROWN ADVISORY FUNDS

  . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
  . Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund' shareholders.

EMERGING MARKETS RISK

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:
  . Information about the companies in these countries is not always readily available
  . Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
  . Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
  . The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries
  . Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets
  . Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
  . Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
  . Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments
  . Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

REAL ESTATE MARKET RISK

If a Fund invests in real estate companies, an investment in the Fund may be subject to the following additional risks:
  .  Declines in the value of real estate
  .  Changes in interest rates

49

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[LOGO] BROWN ADVISORY FUNDS

  . Lack of available mortgage funds or other limits on obtaining capital . Overbuilding
  .  Extended vacancies of properties
  .  Increases in property taxes and operating expenses
  .  Changes in zoning laws and regulations
  .  Casualty or condemnation losses.

INTEREST RATE RISK

If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

CREDIT RISK

If a Fund invests in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund's portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. A Fund that invests in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

PREPAYMENT/EXTENSION RISK

If a Fund invests in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities. A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities. Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

                                                                             50

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  [LOGO] BROWN ADVISORY FUNDS


MARYLAND BONDS AND MUNICIPAL SECURITIES RISK

If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests. Adverse economic or political factors will affect a Fund's NAV more than if that Fund invested in more geographically diverse investments. As a result, the value of a Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

In addition to the state's general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid. Certain Fund holdings may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities. Maryland general obligation bonds were rated Aaa by Moody's Investor Services as of 07/26/2007 and AAA by Standard & Poor's as of 07/30/07. There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of Maryland is contained in the SAI.

NON-DIVERSIFICATION RISK

If a Fund is "non-diversified," its investments are not required to meet certain diversification requirements under Federal law. A "non-diversified" Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

REIT RISK

If a Fund invests in a REIT, the Fund will bear a proportionate share of the REIT's on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

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ETF RISK

Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in an ETF, the Fund becomes a shareholder of that ETF. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. As a shareholder, the Fund must rely on the ETF to achieve its investment objective. If the ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting the Fund's performance.


FUTURES RISK

There are risks associated with futures transactions, including that the adviser may inaccurately predict movements of and fluctuations in the securities and/or markets relevant to such transactions, regularly correlated investments may fail to correlate causing such transactions to fail to achieve their objectives, and there may not be a liquid market for an instrument underlying such transactions which may limit the Fund's ability to close out such transactions. Under certain circumstances, a Fund may be forced to liquidate or close out a futures transaction at a disadvantageous price. In addition, futures transactions may result in higher portfolio turnover and higher brokerage costs.


OTHER PRACTICES/RISKS

Each Fund has entered into a securities lending agreement with Citibank, N.A. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. The Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may loss the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

MANAGEMENT [LOGO] BROWN ADVISORY FUNDS

Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Funds' Statement of Additional Information ("SAI").

THE ADVISOR AND SUB-ADVISORS

Each Fund's Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor does business under the name of Brown Advisory. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. The Advisor and its affiliates ("Brown" or the "Advisor") have provided investment advisory and management services to clients for over 10 years. As of December 31, 2007, Brown (excluding an affiliated broker-dealer) had approximately $8.5 billion of assets under management.

The Advisor receives an annual advisory fee from each Fund at an annual rate of each Fund's average annual daily net assets as indicated below. For the fiscal period/year ended May 31, 2007, the Advisor received, after applicable fee waivers, ("Advisory Fee Received"), an advisory fee at an annual rate of each Fund's average annual daily net assets as follows:

                                                 ANNUAL    ADVISORY FEE
                                              ADVISORY FEE   RECEIVED
         Brown Advisory Growth Equity Fund       0.75%        0.75%
         Brown Advisory Value Equity Fund        0.75%        0.75%
         Brown Advisory Small-Cap Growth Fund    1.00%        1.00%

               Brown Advisory Small-Cap Value Fund    1.00% 1.00%
               Brown Advisory Opportunity Fund        1.00% 0.54%
               Brown Advisory Core International Fund 1.00% 1.00%

              Brown Advisory Maryland Bond Fund       0.50% 0.41%
              Brown Advisory Intermediate Income Fund 0.35% 0.35%

The Advisor is also entitled to receive a maximum annual fee of 0.05% of the Fund's average daily net assets of Brown Advisory Core International Fund as reimbursement for Consulting Services costs incurred with respect to the Fund.

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A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreements between the Trust and the Advisor, the Sub-Advisory Agreement between the Advisor and each of Cardinal and Munder will be included in the Funds' semi-annual report for the six months ended November 30, 2007.

Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Small-Cap Growth Fund.


Subject to the general oversight of the Board and the Advisor, the following Sub-Advisors make the investment decisions for the following Funds:


                 FUND                                SUB-ADVISOR
 Brown Advisory Small-Cap Value Fund    Cardinal Capital Management, L.L.C.
                                        ("Cardinal")
 Brown Advisory Core International Fund Munder Capital Management ("Munder")

Advisory fees for services rendered by each Sub-Advisor are paid by the Advisor and not the applicable Fund and are included in the "Advisory Fee Received" for the applicable Fund.

Cardinal, One Greenwich Office Park, Greenwich, Connecticut 06831, commenced operations as a Delaware limited liability company in 1995 and provides investment advisory services for clients, including endowments, public and private pension funds, and high net worth individuals seeking investments in small value companies. Brown Advisory Small-Cap Value Fund is the first mutual fund for which Cardinal has provided investment advisory services. As of May 31, 2007, Cardinal had over $1.6 billion of assets under management.


Munder, 480 Pierce Street, Birmingham, Michigan 48009, is a general partnership formed in 1985, and provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans and other pooled investments. Munder has served as a Sub-Advisor to the Brown Advisory Core International Fund since December 2007. As of December 31, 2007, Munder had approximately $33.0 billion of assets under management.


In the future, the Advisor may propose to appoint or replace one or more Fund Sub-Advisors subject to Board and applicable shareholder approval requirements. Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, the Advisor, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisors for Brown Advisory Core International Fund without approval of Fund shareholders ("Exemptive Relief"). Each other Fund may rely on the Exemptive Relief upon approval of its shareholders. Pursuant to the exemptive order, each Fund that relies on the Exemptive Relief is required to notify shareholders of the retention of a new Sub-Advisor within 90 days of the hiring of the new Sub-Advisor. As of the date of the Prospectus, shareholders of Brown Advisory Core International Fund had approved the Manager of Manager Structure.

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  [LOGO] BROWN ADVISORY FUNDS


PORTFOLIO MANAGERS


BROWN ADVISORY GROWTH EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 1999. Mr. Kenneth M. Stuzin is the team's Chairman. He works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   KENNETH M. STUZIN, CFA has been a member of Brown's senior management since 1998, Vice Chairman of Brown's Large-Cap Growth Equity Team from 1996 to 2008, and Chairman of the Large-Cap Growth Equity Team since February 2008. Mr. Stuzin has also served as the Vice Chairman of the Fund's investment committee since the Fund's inception. Though Mr. Stuzin shares responsibility for the day-to-day management of the Growth Equity Fund with Geoffrey R.B. Carey, Mr. Stuzin retains all final decision making authority with respect to the Fund's management. Prior to joining Brown in 1996, Mr. Stuzin was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to that, he was a quantitative portfolio strategist in New York, advising clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.


   GEOFFREY R.B. CAREY, CFA has been a member of Brown's senior management since 1998, Chairman of Brown's Large-Cap Growth Equity Team from 1996 to 2008, and Vice Chairman of the Large-Cap Growth Equity Team since February 2008. Mr. Carey shares responsibility for the day-to-day management of the Growth Equity Fund with Kenneth M. Stuzin; however, Mr. Stuzin holds final decision making authority with respect to the Fund's management. Mr. Carey also chairs the Firm's Strategic Investment Committee, coordinating both strategic and tactical asset allocation. Prior to joining the Advisor in 1996, Mr. Carey spent over seven years with J.P, Morgan Investment Management ("J.P. Morgan"), most recently as Vice President and Portfolio Manager in Geneva, Switzerland, where he was responsible for global investment portfolios for non-U.S. clients. While at J.P. Morgan, he also managed the firms U.S. equity exposure for its overseas offices. He received his B.A. from Washington & Lee University in 1984 and his M.B.A. from the University of North Carolina in 1989.



Other senior members of the investment team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Equity Research since 1999. Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund's investment team since the Fund's inception in 1999. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

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   PAUL Q. LI, CFA, PH.D. has been an Equity Research Analyst responsible for the health care sector at Brown since 2006. He is also a contributing research analyst for the Fund. Prior to joining the firm in 2006, he served in investment analyst positions at the Howard Hughes Medical Institute and the Bethlehem Steel Pension Trust. He holds an MBA from the Johnson Graduate School of Management at Cornell University and a B.S. from Wuhan
   University. Mr. Li also earned an M.S. in microbiology from the Chinese Academy of Science and a Ph.D. in molecular biology from Cornell. Prior to his career in the investment industry, he spent four years as a research scientist in Cornell's department of molecular medicine.

   ERIC H. CHA, CFA has been an Equity Research Analyst responsible for the consumer discretionary sector since July 2007. He is a contributing research analyst for the Brown Advisory Growth Equity Fund. Prior to joining the firm, he worked at Oppenheimer Funds as an Equity Analyst since 2003. He was an Investment Officer at Bethlehem Steel Pension Fund from 2000 to 2003. He received his MBA from New York University Leonard N. Stern School of Business in 2000 and was a charter member of the Michael Price Student Investment Fund. He worked as a summer associate for Sanford C. Bernstein. Prior to business school, he owned and operated a retail business. He holds a Bachelor of Arts degree in Economics from the University of Virginia.

BROWN ADVISORY VALUE EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 2003. Mr. Richard M. Bernstein has been the team's Chairman since the Fund's inception in 2003. He works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   RICHARD M. BERNSTEIN, CFA has been a member of Brown's senior management since 1998 and Chairman of Brown's Large-Cap Value Equity Team since 1998. Mr. Bernstein is responsible for the day-to-day management of the Fund. Prior to joining the Advisor in 1993, Mr. Bernstein was Vice President and Director of Research at Mercantile-Safe Deposit & Trust Company where he was responsible for equity fund management and research. He is past president of the Baltimore Security Analysts Society. He received a B.A. and M.A. from The Johns Hopkins University in 1979 and 1983, respectively.

Other senior members of the investment team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Brown's Equity Research since 1999. Mr. Chew is a contributing research analyst for the Fund and has been a member of the Fund's investment team since the Fund's inception in 2003. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

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  [LOGO] BROWN ADVISORY FUNDS


   DAVID B. POWELL, CFA has been the Portfolio Manager of the Opportunity Fund since 2007 and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown's growth and value strategies since 1999. He is a contributing research analyst for the Fund. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price. Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

   DORON S. EISENBERG, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York at Slattery Skanska, Inc. as an Equity Analyst and at Carret & Company as an Engineering Project Analyst from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

   MANEESH BAJAJ, CFA has been an Equity Research Analyst covering the financial services sector at Brown since 2005. He is also a contributing research analyst for the Fund. He received his M.B.A. from The Wharton School, University of Pennsylvania in 2002. He also holds a M.S. in computer science from University of Kentucky.

   MICHAEL POGGI, CFA has been an Equity Research Analyst for the consumer staples sector at Brown since 2003 and is a contributing research analyst for the Fund. Mr. Poggi received his B.S. and B.A. from the University of Richmond in 2003.

BROWN ADVISORY SMALL-CAP GROWTH FUND An investment team has managed the Fund's portfolio since its inception in 1999. Mr. Timothy W. Hathaway and Mr. Christopher A. Berrier, the team's Co-Chairmen since 2005, work with the team on developing and executing the Fund's investment program and retain equal decision-making authority over the day-to-day management of the Fund's assets:

   TIMOTHY W. HATHAWAY, CFA has been a member of Brown's senior management, Co-Chairman of Brown's Small-Cap Equity Team and Co-Chairman of the Fund's investment team since September 2005. Prior to 2005 he was a Research Analyst with the Large-Cap Growth Equity Team responsible for the consumer discretionary and energy sectors for ten years. Mr. Hathaway received his B.A. from Randolph Macon College in 1993 and his M.B.A. from Loyola College in 2001.

   CHRISTOPHER A. BERRIER has been a member of Brown's senior management, Co-Chairman of Brown's Small-Cap Equity Team and Co-Chairman of the Fund's investment team since September 2005. Prior to joining Brown in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price for five years, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received an B.A. in economics from Princeton University in 2000.

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Other senior members of the investment team include:

   CHARLES A. REID has been a Partner at Brown and an Equity Research Analyst responsible for identifying, selecting and monitoring emerging growth companies. He is a contributing research analyst for the Fund. He received his B.A in 1965 from Georgetown University.

   NICHOLAS P. COUTROS has been a Partner of Brown and an Equity Research Analyst supporting Brown's Small-Cap Growth Team. He is also a contributing research analyst for the Fund. He received his B.A. from Franklin and Marshall College in 1979 and his M.B.A. from Darden School of Business Administration, University of Virginia in 1983.

   SUNG W. PARK has been an Equity Research Analyst at Brown since 2006. He is also a contributing research analyst for the Fund. Mr. Park received his B.A from Johns Hopkins University in 2000 and his M.B.A. from the University of Maryland Smith School of Business in 2006. Prior to business school,
   Mr. Park was an Associate Portfolio Manager and Research Analyst at Croft Leominster.

BROWN ADVISORY SMALL-CAP VALUE FUND Ms. Amy K. Minella, Mr. Eugene Fox III, and Mr. Robert B. Kirkpatrick have served at the Fund's portfolio managers since its inception in 2003 and share equal responsibility, in all respects, for the day-to-day management of the Fund's investment portfolio:

   AMY K. MINELLA has been a Managing Partner and Portfolio Manager of Cardinal since 1995. Ms. Minella is responsible for investment research and has served as one of the Fund's portfolio managers since 2003. Prior to founding Cardinal, Ms. Minella was a Managing Director of Deltec Asset Management where she created both the high yield management group in 1986 and the value equity group in 1992. Prior to that, Ms. Minella was in the corporate finance department at Merrill Lynch and in the credit department at Chase Manhattan Bank. She holds a B.A. from Mount Holyoke College and a M.B.A. from the Stanford Graduate School of Business.

   EUGENE FOX, III has been a Managing Director and Portfolio Manager of Cardinal since 1995. He is also responsible for investment research and has served as one of the Fund's portfolio manager since 2003. Prior to joining Cardinal, Mr. Fox was a Managing Director of Deltec Asset Management. Prior to that, Mr. Fox was an Investment Analyst for D.S. Kennedy & Co., a value equity firm. Prior to that, he was with FMC Corporation where he served in several different capacities including director of pension investments and manager of corporate finance. He holds a B.A. from the University of Virginia and a M.B.A. from the University of Chicago Graduate School of Business.

   ROBERT B. KIRKPATRICK, CFA, has been a Managing Director and Portfolio Manager of Cardinal since 2000. He is also responsible for investment research and has served as one of the Fund's portfolio manager since 2003. Prior to joining Cardinal, he was a co-founder of Breeco Management L.P., a value-oriented equity investment firm. Prior to that, he held senior investment positions at Unifund S.A., a global private investment company, Bigler Investment Management and CIGNA Corporation. He received his BA in economics from Williams College.

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  [LOGO] BROWN ADVISORY FUNDS


BROWN ADVISORY OPPORTUNITY FUND An investment team has managed the Fund since its inception in December 2005. Mr. David B. Powell is the team's Chairman and works with the team on developing and executing the Fund's investment program. Mr. Powell retains sole decision-making authority over the day-to-day management of the Fund's assets:

   DAVID B. POWELL, CFA has been the Portfolio Manager for the Fund since January 2007, and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown's growth and value strategies since 1999. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price. Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

Other senior members of the Fund's team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Equity Research since 1999. Mr. Chew is a contributing research analyst for the Fund and serves as the Advisor's technology analyst. He is also member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   DORON S. EISENBERG, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is also a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York at Slattery Skanska, Inc. as an Equity Analyst and at Carret & Company as an Engineering Project Analyst from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

BROWN ADVISORY CORE INTERNATIONAL FUND Munder's International Core Equity team has managed the Fund's assets allocated to Munder for management since Munder became a Sub-Advisor of the Fund in 2007. The discipline's lead manager, Remi Browne, CFA, and co-manager Peter Carpenter, CFA, are supported by three additional portfolio managers and two analysts. The seven-member team consists of the following individuals:


   REMI J. BROWNE, CFA, Managing Director -- International Equity, is the lead portfolio manager and has final investment authority for the Fund. Mr. Browne is the lead analyst for the financials sector. Prior to joining Munder in August 2007, Mr. Browne was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.


   PETER S. CARPENTER, CFA, Senior Portfolio Manager, is the co-manager of the Fund's portfolio management team and covers the consumer discretionary and industrials sectors. Prior to joining Munder in August 2007, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.

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   ROBERT D. CEROW, CFA, Equity Analyst, is a member of the Fund's portfolio management team and covers the telecommunication services sector. Prior to joining Munder in August 2007, Mr. Cerow was with The Boston Company Asset Management (including its predecessor firms), where he was an Assistant Vice President and Research Analyst for the telecommunications sector since January 2007 and a quantitative analyst since June 2003. Previously, Mr. Cerow was a sales associate with Standish Mellon since 1998.

   PETER J. COLLINS, Senior Equity Analyst, is a member of the Fund's portfolio management team and covers the utilities sector. Prior to joining Munder in August 2007, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he served on the international equity team for seven years.

   JOHN W. EVERS, CFA, Senior Portfolio Manager, is a member of the Fund's portfolio management team and covers the energy sector. Prior to joining Munder in August 2007, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for quantitative research platform and production models for 10 years.

   DANIEL B. LEVAN, CFA, Director -- International Small-Cap Equity, is a member of the Fund's portfolio management team and covers the health care and technology sectors. Prior to joining Munder in August 2007, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.

   JEFFREY R. SULLIVAN, CFA, Senior Portfolio Manager, is a member of the Fund's portfolio management team and covers the consumer staples and materials sectors. Prior to joining Munder in August 2007, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.


BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND Mr. Paul D. Corbin and Ms. Monica M. Hausner are the portfolio managers for Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund. While Mr. Corbin and Ms. Hausner share responsibilities for the day-to-day management of each Fund, Mr. Corbin retains final decision making authority with respect to the management of Brown Advisory Intermediate Income Fund while Ms. Hausner retains final decision making authority with respect to Brown Advisory Maryland Bond Fund.

   PAUL D. CORBIN has been a member of Brown's senior management since 1998. He has been the lead Portfolio Manager for Brown Advisory Intermediate Income Fund since 1991 and has been a Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000. Since 1991, he has been responsible for fixed income trading with a focus in taxable bonds. Mr. Corbin has over 22 years investment experience, managing both taxable and

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  [LOGO] BROWN ADVISORY FUNDS

   non-taxable portfolios and trading with a concentration in taxable bonds. He has been with Brown and its predecessors for over 14 years. Prior to joining Brown, he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First Maryland Asset Management. Mr. Corbin received a B.A. from the University of Virginia in 1974 and a M.B.A. from George Washington University in 1981.

   MONICA M. HAUSNER has been a fixed income lead Portfolio Manager since 1992. She has been Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000 and a Portfolio Manager for Brown Advisory Intermediate Income Fund since 1992. She has been responsible for fixed income trading with a focus in tax-exempt bonds since 1997. Ms. Hausner has been with Brown and its predecessors for over 13 years and has managed both cash management funds and separate accounts. Prior to joining Brown, she was a Vice President at First Maryland Asset Management. She received her B.S. from Towson University in 1983.

The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in a Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to each Fund.

Citibank, N.A. provides certain securities lending services to the Brown Advisory Core International Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Sarbanes-Oxley certifying officers as well as certain additional compliance support functions to each Fund.

The Distributor and FCS are not affiliated with the Advisor or with Citi or its affiliates.

FUND EXPENSES

Each Fund pays for its operating expenses out of its own assets. Expenses of a Fund share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers/expense reimbursements are reflected in the section "Fee Table."

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HOW TO CONTACT THE FUNDS

WRITE TO US AT:
  Brown Advisory Funds
  P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Brown Advisory Funds
  Three Canal Plaza
  Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (800) 540-6807 (toll free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Re: (Name of Your Fund
  and Class)
  (Your Name)
  (Your Account Number)
GENERAL INFORMATION

You may purchase (only through a distribution reinvestment program established prior to April 25, 2006 for D Shares of Brown Advisory Small-Cap Growth Fund) or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class (except D Shares of Brown Advisory Small-Cap Growth Fund) at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 68 through 86). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV minus any applicable sales charge, redemption or exchange fee. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from any Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

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The NAV of each Fund class is determined by taking the market value of the
Fund's total assets, subtracting liabilities, and then dividing the net assets by the number of outstanding shares of the Fund class. If a Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund class calculates its NAV, or
(iii) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund class calculates it's NAV.

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund each invest in the securities of smaller companies. A Fund's investment in securities of smaller companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, Brown Advisory Core International Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NEW YORK STOCK EXCHANGE HOLIDAY SCHEDULE The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

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To the extent the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Advisor or any of its agents may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate Brown Advisory Securities, LLC a portion of its annual advisory fee paid by a Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC. The Advisor or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institutions a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub transfer agency, record-keeping or shareholder communications services) for the benefit of Fund shareholders. Such payments by such parties may create an incentive for these financial institutions such as Brown Advisory Securities, LLC to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and the Fund's website.

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BUYING SHARES

HOW TO MAKE PURCHASES Unless purchased through a third party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

  CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Brown Advisory Funds" or to one or more owners of the account and endorsed to "Brown Advisory Funds". For all other accounts, the check must be made payable on its face to "Brown Advisory Funds." A $20 charge may be imposed on any returned checks.

  ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                                           MINIMUM    MINIMUM
                                           INITIAL   ADDITIONAL
                                          INVESTMENT INVESTMENT
                INSTITUTIONAL SHARES/(1)/

             Standard Accounts                         $5,000 $100
             Traditional and Roth IRA Accounts         $2,000 $100
             Accounts with Systematic Investment Plans $2,000 $100

             A SHARES
             Standard Accounts                         $2,000 $100
             Traditional and Roth IRA Accounts         $1,000  N/A
             Accounts with Systematic Investment Plans $  250 $100

                       Qualified Retirement Plans N/A N/A

/(1)/Minimum initial investment for standard accounts, traditional and Roth IRA accounts, accounts with systematic investment plans and qualified retirement plans is $2,000, $1,000, $250 and $0, respectively, for Institutional Shares of Brown Advisory Small-Cap Value Fund. There is no additional investment minimum required for Traditional and Roth IRA accounts and qualified retirement plans with respect to Institutional Shares of Brown Advisory Small-Cap Value Fund.

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The Trust has ceased the public offering of D Shares of Brown Advisory
Small-Cap Growth Fund. This means that the class is closed to new investors and current shareholders may not purchase additional shares.

ACCOUNT REQUIREMENTS


            TYPE OF ACCOUNT                          REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND    .  Instructions must be signed by all
 JOINT ACCOUNTS                            persons required to sign exactly
 Individual accounts and sole              as their names appear on the
 proprietorship accounts are owned by      account.
 one person. Joint accounts have two    .  Provide a power of attorney or
 or more owners (tenants).                 similar document for each person
                                           that is authorized to open or
                                           transact business for the account
                                           if not a named account owner.
 GIFTS OR TRANSFERS TO A MINOR (UGMA,   .  Depending on state laws, you can
 UTMA)                                     set up a custodial account under
 These custodial accounts provide a        the UGMA or the UTMA.
 way to give money to a child and       .  The custodian must sign
 obtain tax benefits.                      instructions in a manner
                                           indicating custodial capacity.
 BUSINESS ENTITIES                      .  Provide certified articles of
                                           incorporation, a government-issued
                                           business license or certificate,
                                           partnership agreement or similar
                                           document evidencing the identity
                                           and existence of the business
                                           entity.
                                        .  Submit a secretary's (or similar)
                                           certificate listing the person(s)
                                           authorized to open or transact
                                           business for the account.
 TRUSTS (INCLUDING CORPORATE PENSION    .  The trust must be established
 PLANS)                                    before an account can be opened.
                                        .  Provide the first and signature
                                           pages from the trust document
                                           identifying the trustees.
                                        .  Provide a power of attorney or
                                           similar document for each person
                                           that is authorized to open or
                                           transact business in the account
                                           if not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

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If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of shares of the Fund's Institutional Shares are subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 14 days of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges."

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The investment in foreign securities may make Brown Advisory Core International
Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

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INVESTMENT PROCEDURES


        HOW TO OPEN AN ACCOUNT               HOW TO ADD TO YOUR ACCOUNT
 THROUGH A FINANCIAL ADVISOR            THROUGH A FINANCIAL ADVISOR
 .  Contact your Advisor using the      .  Contact your Advisor using the
    method that is most convenient for     method that is most convenient for
    you                                    you
 BY CHECK                               BY CHECK
 .  Call us, write us or visit          .  Fill out an investment slip from a
    www.brownadvisory.com for an           confirmation or write us a letter
    account application                 .  Write your account number on your
 .  Complete the application (and          check
    other required documents)           .  Mail us the slip (or your letter)
 .  Mail us your application (and          and the check
    other required documents) and a
    check
 BY WIRE                                BY WIRE
 .  Call us, write us or visit          .  Call to notify us of your incoming
    www.brownadvisory.com for an           wire
    account application                 .  Instruct your financial
 .  Complete the application (and          institution to wire your money to
    other required documents)              us
 .  Call us to fax the completed
    application (and other required
    documents) and we will assign you
    an account number
 .  Mail us your original application
    (and other required documents)
 .  Instruct your financial
    institution to wire your money to
    us
 BY ACH PAYMENT                         BY SYSTEMATIC INVESTMENT
 .  Call us, write us or visit          .  Complete the systematic investment
    www.brownadvisory.com for an           section of the application
    account application                 .  Attach a voided check to your
 .  Complete the application (and          application
    other required documents)           .  Mail us the completed application
 .  Call us to fax the completed           and voided check
    application (and other required     .  We will electronically debit the
    documents) and we will assign you      purchase amount from the financial
    an account number                      institution account identified on
 .  Mail us your original application      your account application
    (and other required documents)
 .  We will electronically debit the
    purchase amount from the financial
    institution account identified on
    your account application

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SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class (except D Shares of Brown Advisory Small-Cap Growth Fund and "A" Shares of Brown Advisory Opportunity Fund) once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders received in good order, promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within a week. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.


                     HOW TO SELL SHARES FROM YOUR ACCOUNT
                     THROUGH A FINANCIAL ADVISOR
                     .  Contact your Advisor using the
                        method that is most convenient for
                        you
                     BY MAIL
                     .  Prepare a written request
                        including:
                     .  Your name(s) and signature(s)
                     .  Your account number
                     .  The Fund name and class
                     .  The dollar amount or number of
                        shares you want to sell
                     .  How and where to send the
                        redemption proceeds
                     .  Obtain a signature guarantee (if
                        required)
                     .  Obtain other documentation (if
                        required)
                     .  Mail us your request and
                        documentation
                     BY WIRE
                     .  Wire redemptions are only
                        available if your redemption is
                        for $5,000 or more and you did not
                        decline wire redemption privileges
                        on your account application
                     .  Call us with your request (unless
                        you declined telephone redemption
                        privileges on your account
                        application) (See "By Telephone")
                        OR
                     .  Mail us your request (See "By
                        Mail")

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                     BY TELEPHONE
                     .  Call us with your request (unless
                        you declined telephone redemption
                        privileges on your account
                        application)
                     .  Provide the following information:
                     .  Your account number
                     .  Exact name(s) in which the account
                        is registered
                     .  Additional form of identification
                     .  Redemption proceeds will be:
                     .  Mailed to you OR
                     .  Electronically credited to your
                        account at the financial
                        institution identified on your
                        account application.
                     SYSTEMATICALLY
                     .  Complete the systematic withdrawal
                        section of the application
                     .  Attach a voided check to your
                        application
                     .  Mail us your completed application
                     .  Redemption proceeds will be
                        electronically credited to your
                        account at the financial
                        institution identified on your
                        account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may overnight your redemption order. Overnight mail redemption orders will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:
  .  Written requests to redeem $100,000 or more
  .  Changes to a shareholder's record name

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  .  Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
  . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE The sale of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 14 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, each Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:
  . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name
  . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
  .  Redemptions of shares purchased through a dividend reinvestment program
  .  Redemptions pursuant to a systematic withdrawal plan
  . Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code ("IRC"), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees to assess and collect redemption fees for the Fund from customer accounts, then no redemption fees will be charged by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a

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Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated and about the availability of exceptions to the redemption fee.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

With respect to D Shares of Brown Advisory Small-Cap Growth Fund, if your account falls below $500, the Fund may close your account and send you the proceeds upon 60 days' notice.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange the Institutional Shares within 14 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" above for additional information. To calculate redemption fees, each Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

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The Fund may reduce or eliminate the exchange fee without notice but increases in such fees require 60 days prior notice. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges (See "Investment Procedures Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                HOW TO EXCHANGE
                     THROUGH A FINANCIAL ADVISOR
                     .  Contact your Advisor using the
                        method that is most convenient for
                        you
                     BY MAIL
                     .  Prepare a written request
                        including:
                     .  Your name(s) and signature(s)
                     .  Your account number
                     .  The names of each fund (and class)
                        you are exchanging
                     .  The dollar amount or number of
                        shares you want to sell (and
                        exchange)
                     .  Open a new account and complete an
                        account application if you are
                        requesting different shareholder
                        privileges
                     .  Obtain a signature guarantee, if
                        required
                     .  Mail us your request and
                        documentation
                     BY TELEPHONE
                     .  Call us with your request (unless
                        you declined telephone redemption
                        privileges on your account
                        application)
                     .  Provide the following information:
                     .  Your account number
                     .  Exact name(s) in which account is
                        registered
                     .  Additional form of identification

                                                                             74

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  [LOGO] BROWN ADVISORY FUNDS


CHOOSING A SHARE CLASS

Brown Advisory Core International Fund, Brown Advisory Opportunity Fund and Brown Advisory Maryland Bond Fund each offer one class of shares, Institutional Shares, which is available to all investors.

The Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Intermediate Income Fund offer two classes of shares, each designed for specific investors. The following is a summary of the differences between Institutional Shares and A Shares for each of these Funds:


         INSTITUTIONAL SHARES                         A SHARES
 .  Designed for institutions           .  Designed for retail investors and
    (financial institutions,               certain employee- directed benefit
    corporations, trusts, estates and      plans
    religious and charitable            .  Initial sales charge of 3.50% or
    organizations) investing for           less for all Funds (5.50% or less
    proprietary accounts, corporate        for Brown Advisory Opportunity
    benefit plans with assets of at        Fund and 1.50% or less for Brown
    least $10 million, and investors       Advisory Intermediate Income Fund).
    investing through fee based         .  No initial sales charge applies to
    financial advisers.                    purchases of $1 million or more
 .  No initial or deferred sales        .  Deferred sales charge of 1.00% on
    charges                                purchases of $1 million or more
 .  Redemption/Exchange fee of 1.00%       off all equity fund shares
    if shares are liquidated within 14     liquidated in whole or in part
    days of purchase                       within 18 months of purchase (two
 .  No Rule 12b-1 distribution/service     years for Brown Advisory
    fee                                    Opportunity Fund)
 .  Shareholder service fee up to       .  Deferred sales charge of up to
    0.05% of the class' average daily      0.50% on purchases of $1 million
    net assets.                            or more liquidated in whole or in
 .  Lower expense ratio than A Shares      part within two years of purchase
    because Rule 12b-1 distribution/    .  No redemption/exchange fee
    service fees of A Shares is higher  .  Rule 12b-1 distribution/ service
    than shareholder service fee of        fee equal to 0.50% of the class'
    Institutional Shares                   average daily net assets (0.25%
                                           for Brown Advisory Opportunity
                                           Fund and Brown Advisory
                                           Intermediate Income Fund)
                                        .  No separate shareholder service fee
                                        .  Higher expense ratio than
                                           Institutional Shares because Rule
                                           12b-1 distribution/service fee of
                                           A shares is higher than the
                                           shareholder service fee of
                                           Institutional Shares

Effective April 25, 2006, all issued and outstanding A Shares of Brown Advisory Small-Cap Growth Fund were renamed D Shares. A Shares of Brown Advisory Small-Cap Growth Fund offered in this prospectus are a newly created Fund class.

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As of April 25, 2006, Brown Advisory Small-Cap Growth Fund ceased the public offering of D Shares. This means that D Shares is closed to new investors and current shareholders may not purchase additional shares (except through a pre-established automatic distribution reinvestment program).

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules of the Fund before investing. You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of a Fund. Sales charge information is not separately posted under the mutual fund section (the "Section") of the Advisor's website located at www.brownadvisory.com because a copy of this prospectus containing such information is already available for review, free of charge, under the Section.

SALES CHARGE SCHEDULE -- A SHARES OF BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND AND BROWN ADVISORY SMALL-CAP VALUE FUND An initial sales charge is assessed on purchases of A Shares as follows:

                                     SALES CHARGE (LOAD) AS
                                             % OF:
                                        PUBLIC     NET ASSET
     AMOUNT OF PURCHASE             OFFERING PRICE VALUE/(1)/ REALLOWANCE %
     $0 but less than $50,000           3.50%        3.63%        3.50%
     $50,000 but less than $100,000     3.00%        3.09%        3.00%

              $100,000 but less than $250,000   2.50% 2.56% 2.50%
              $250,000 but less than $500,000   2.00% 2.04% 2.00%
              $500,000 but less than $1,000,000 1.50% 1.52% 1.50%
              $1,000,000 and up/(2)/            0.00% 0.00% 0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

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SALES CHARGE SCHEDULE -- A SHARES OF BROWN ADVISORY OPPORTUNITY FUND An initial sales charge is assessed on purchases of A Shares as follows (A Shares are not currently available for purchase):

                                     SALES CHARGE (LOAD) AS
                                             % OF:
                                        PUBLIC     NET ASSET
     AMOUNT OF PURCHASE             OFFERING PRICE VALUE/(1)/ REALLOWANCE %
     $0 but less than $50,000           5.50%        5.82%        5.00%
     $50,000 but less than $100,000     4.50%        4.71%        4.00%

              $100,000 but less than $250,000   3.50% 3.63% 3.00%
              $250,000 but less than $500,000   2.50% 2.56% 2.25%
              $500,000 but less than $1,000,000 2.00% 2.04% 1.75%
              $1,000,000 and up/(2)/            0.00% 0.00% 0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

SALES CHARGE SCHEDULE -- A SHARES OF BROWN ADVISORY INTERMEDIATE INCOME FUND An initial sales charge is assessed on purchases of A Shares as follows:

                                      SALES CHARGE (LOAD) AS
                                              % OF:
                                         PUBLIC     NET ASSET
   AMOUNT OF PURCHASE                OFFERING PRICE VALUE/(1)/ REALLOWANCE %
   Less than $100,000                    1.50%        1.52%        1.35%
   $100,000 but less than $500,000       1.25%        1.27%        1.10%
   $500,000 but less than $1,000,000     1.00%        1.01%        0.90%
   $1,000,000 and up/(2)/                0.00%        0.00%        0.00%

/(1)/Rounded to the nearest one-hundredth percent.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 0.50% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

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REDUCED SALES CHARGES -- A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, "Brown Shares") (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name,
(ii) in the name of your spouse, (iii) in the name of you and your spouse,
(iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:
  . Information or records regarding Brown Shares held in all accounts in your name at the transfer agent;
  . Information or records regarding Brown Shares held in all accounts in your name at a financial intermediary; and
  . Information or records regarding Brown Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund's A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. Accounts subject to the LOI must be specifically identified in the LOI.

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  [LOGO] BROWN ADVISORY FUNDS


ELIMINATION OF INITIAL SALES CHARGES -- A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:
  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
  . Any bank, trust company, savings institution, registered investment advisor, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
  . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
  . Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)
  . Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares of a Fund so purchased may not be resold except to that Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE -- A SHARES A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares of each equity fund that were part of a purchase of $1 million or more and that are liquidated in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund). A CDSC of 0.50% of the sale price is assessed on redemptions of A Shares of Brown Advisory Intermediate Income Fund that were part of a purchase of $1 million or more and that are liquidated in whole or in part within two years of purchase.


To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. A Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A Shares of each equity fund and a sales commission of 0.50% of the offering price of A Shares of Brown Advisory Intermediate Income Fund.


RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which a Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation

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for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares (0.25% for Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares of Brown Advisory Small-Cap Growth Fund. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders.

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because each Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

RETIREMENT ACCOUNTS

You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER PERFORMANCE
INFORMATION       [LOGO] BROWN ADVISORY FUNDS


        PERFORMANCE INFORMATION FOR THE BROWN ADVISORY OPPORTUNITY FUND

                        BROWN ADVISORY OPPORTUNITY FUND
                                    (BIAOX)
                     INSTITUTIONAL SHARES PERFORMANCE (%)
                            AS OF JUNE 30, 2007/1/

                                    [CHART]


/1/ QTD, quarter to date, refers to the period April 1, 2007 through June 30, 2007. YTD, year to date, refers to the period January 1, 2007 through June 30, 2007. ITD, inception to date, refers to the period June 29, 1998 through June 30, 2007. Performance for periods greater than one year is annualized.


Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance for other share classes will vary.

Performance figures and charts include the reinvestment of dividend and capital gain distributions. Returns would have been lower during the specified periods if the payment of certain fees by the Fund had not been waived or expenses reimbursed. The Fund's annual operating expense ratio (gross) is 2.00%. However the Fund's Advisor has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses are 1.50%. This agreement is in effect until September 30, 2008. For the most recent month end performance please call 1 (800) 540-6807.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar

81

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investment policies to that of the Fund. The performance of the Fund's
Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if the Fund assets remain at current levels or if they increase.

For further information regarding the Fund including information regarding the Fund's objective, risks, investment policies and expenses, please see pages 21 through 25 of this Prospectus.

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PAST PERFORMANCE OF CARDINAL CAPITAL MANAGEMENT, L.L.C., SUB-ADVISOR -- BROWN
ADVISORY SMALL-CAP VALUE FUND

The performance information below has been provided by Cardinal. It relates to the historical performance of the private client accounts managed by Cardinal pursuant to its small-cap value equity style (the "Composite"), the style used to manage Brown Advisory Small-Cap Value Fund which commenced operations on October 2003. Cardinal does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

WHILE CARDINAL IS PRIMARILY RESPONSIBLE FOR THE FUND'S PERFORMANCE, THE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund. Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by Cardinal's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of Cardinal's private accounts for the periods ended December 31, 2006. The total return figures reflect performance net of all advisory fees and transaction costs. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

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             CARDINAL'S SMALL-CAP VALUE EQUITY STRATEGY COMPOSITE
                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                        PERIOD ENDED DECEMBER 31, 2006

                                    [CHART]

1 Year    3 Years      5 Years      10 Years    Since Inception (May 1,1995)
------    -------      -------      --------    ----------------------------
12.29%     22.76%       16.38%       15.41%              16.43%


                                 CARDINAL'S
                                  SMALL-CAP     RUSSELL
                                VALUE EQUITY    2000(R)    RUSSELL
                                  STRATEGY       VALUE     2000(R)
            YEAR(S)             COMPOSITE/(1)/ INDEX/(2)/ INDEX/(3)/
            1 Year (2006)          15.02%       23.48%     18.35%
            3 Years (2004-2006)    16.86%       16.48%     13.55%

        5 Years (2002-2007)              15.75% 15.38%      11.39%
        10 Years (1997-2007)             14.23% 13.28%       9.43%
        Since Inception (1995-2007)/(4)/ 16.31% 14.73%/(5)/ 11.18%/(5)/

/(1)/The performance information has been provided by Cardinal Capital
     Management, LLC. The presentation above describes 33 accounts valued at $951 million, as of December 31, 2006. The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions, except those accounts having less than $5 million in assets. As of December 31, 2006, 53 accounts were excluded from the composite (combined assets of $304 million). Composite performance includes terminated accounts and accounts that have been open for at least one month.
/(2)/The Russell 2000 Value Index measures the performance of those Russell
     2000 companies with lower price-to-book ratios and lower forecasted growth values.
/(3)/The Russell 2000 Index is a widely recognized, capitalization-weighted index, which measures the performance of approximately the 2,000 smallest companies in the Russell 3000 index.
/(4)/Since inception, May 1, 1995 through December 31, 2006.
/(5)/For the period of April 30, 1995 through December 31, 2006.

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PAST PERFORMANCE OF MUNDER CAPITAL MANAGEMENT, SUB-ADVISOR -- BROWN ADVISORY
CORE INTERNATIONAL FUND

The performance information included below has been provided to the Advisor by Munder in connection with the Advisor's selection of Munder as Sub-Advisor. It is designed to show you how a substantially similar account for which the portfolio management team of this Fund was primarily responsible ("Representative Account") has performed over various periods in the past. You should not consider the performance of the Representative Account as an indication of the future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as the Representative Account. The Representative Account was an account managed in the international core equity style by the Fund's portfolio management team while at their prior employer. The members of the portfolio management team have substantially the same roles with respect to the Fund that they had with respect to the Representative Account. Remi Brown was principally responsible for investment decisions for the Representative Account and is also principally responsible for such decisions for the Fund.

It should be noted that this account, which was a registered investment company, represents only one account that the team managed in this style while at their prior employer. A composite of substantially all the accounts managed by the team while at their prior employer would likely show different and more favorable results. While the Fund is managed in a manner substantially similar to the Representative Account, investors should be aware that the Fund is not the same as the Representative Account and may not have the same performance as the Representative Account. Different performance results are likely due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.


The performance figures shown below for the Representative Account reflect the deduction of the historical fees and expenses paid by the Representative Account and not those paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance.

The following table shows the annualized compounded rates of return of the Representative Account for the periods ended June 30, 2007, as well as a comparison with the performance of the MSCI EAFE Index, the Fund's benchmark. The returns of the MSCI EAFE Index assume all dividends and distributions, after the deduction of withholding tax applicable to foreign investors, have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.


                                                                           MSCI
                                                                           EAFE
ANNUALIZED COMPOUNDED RATES OF RETURNS FOR THE PERIODS REPRESENTATIVE      INDEX
ENDED JUNE 30, 2007:                                      ACCOUNT     (NET DIVIDENDS)
                       1 Year                              27.76%         27.00%
                       2 Years                             28.34%         26.78%
                       3 Years                             24.94%         22.25%
                       5 Years                             21.12%         17.73%
                       10 Years                            11.76%          7.66%


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WHILE MUNDER IS PRIMARILY RESPONSIBLE FOR THE PERFORMANCE OF THE FUND'S
PORTFOLIO, THE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. You should not consider the performance data of the Representative Account as an indication of future performance of the Fund.

                                                                             86

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OTHER INFORMATION [LOGO] BROWN ADVISORY FUNDS

DISTRIBUTIONS

The Fund declares distributions from net investment income at least quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of each Fund (including distributions from D Shares of Brown Advisory Small-Cap Growth Fund) are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder. To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund's distributions of dividends that it receives from REITs generally do not constitute "qualified dividend income."

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more

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than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

ADDITIONAL TAX MATTERS -- BROWN ADVISORY MARYLAND BOND FUND It is anticipated that substantially all of the Fund's net income will be exempt from Federal and Maryland state income taxes.

Generally, you are not subject to Federal income tax on the Fund's distributions of its tax-exempt interest income other than the Federal alternative minimum tax ("AMT").

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

                                                                             88

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                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS [LOGO] BROWN ADVISORY FUNDS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of a Fund's operations if less than 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2007 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the six month period ended
November 30, 2007 has not been audited. The financial information for Institutional Shares of Brown Advisory Opportunity Fund for periods prior to December 30, 2005 is that of The Nevis Fund, Inc., which was audited by other auditors (see Risk/Return Summary -- Brown Advisory Opportunity Fund). The financial information for Institutional Shares and A Shares of Brown Advisory Intermediate Income Fund prior to September 22, 2002 is that of Institutional Shares and A Shares, respectively, of Short-Intermediate Income Fund, Inc., which was audited by other auditors (see Risk/Return Summary -- Brown Advisory Intermediate Income Fund).

                                                                             90

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
                                                           SELECTED DATA FOR A SINGLE SHARE
                       ---------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTIONS
                                                                         ---------------------------------
                       NET ASSET     NET         NET REALIZED                                    TOTAL                 NET ASSET
                         VALUE    INVESTMENT         AND      TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS               VALUE
                       BEGINNING    INCOME        UNREALIZED  INVESTMENT INVESTMENT REALIZED      TO       REDEMPTION   END OF
                       OF PERIOD    (LOSS)       GAIN (LOSS)  OPERATIONS   INCOME    GAINS   SHAREHOLDERS  FEES/(B)/    PERIOD
BROWN ADVISORY GROWTH EQUITY
FUND
Year/Period Ended
 November 30, 2007
   Institutional
   Shares/(v)/          $10.87     (0.02)/(b)/       0.24        0.22         --       --           --         --       $11.09
   A Shares/(v)/         10.83     (0.05)/(b)/       0.23        0.18         --       --           --         --        11.01

Year Ended
 May 31, 2007
   Institutional
   Shares                 8.97     (0.02)/(b)/       1.92        1.90         --       --           --         --        10.87
   A Shares/(f)/          8.98     (0.08)/(b)/       1.93        1.85         --       --           --         --        10.83
 May 31, 2006
   Institutional
   Shares                 8.50     (0.01)/(b)/       0.48        0.47         --       --           --         --         8.97
   A Shares/(f)/          8.94        --/(b)(g)/     0.04        0.04         --       --           --         --         8.98
 May 31, 2005
   Institutional
   Shares                 8.33      0.03/(b)/        0.17        0.20      (0.03)      --        (0.03)        --         8.50
 May 31, 2004
   Institutional
   Shares/(h)/            7.22        --/(g)/        1.12        1.12      (0.01)      --        (0.01)        --/(g)/    8.33
 May 31, 2003
   Institutional
   Shares/(i)/            7.58      0.03            (0.35)      (0.32)     (0.04)      --        (0.04)        --         7.22
   A Shares/(h)/          6.96        --             0.25        0.25         --       --           --         --         7.21


91

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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
     2.02 %         $72,268        (0.43)%     1.07%        1.07%       21%
     1.66 %           4,903        (0.97)%     1.60%        1.69%       21%

    21.18 %          71,355        (0.25)%     1.09%        1.09%       29%
    20.60 %           3,988        (0.77)%     1.60%        2.07%       29%
     5.53 %          52,938        (0.13)%     1.09%        1.11%       38%
      .45 %           1,825        (0.51)%     1.49%        7.00%       38%
     2.45 %          44,288         0.41 %     0.98%        1.09%       40%
    15.52 %          44,709         0.03 %     1.00%        1.21%       32%
    (4.16)%          34,067         0.50 %     0.73%        1.29%       42%
     3.59 %              10         0.14 %     1.25%     1477.65%       42%


                                                                             92

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
                                                                      SELECTED DATA FOR A SINGLE SHARE
                                   --------------------------------------------------------------------------------------------
                                                                                            DISTRIBUTIONS
                                                                                  ---------------------------------
                                   NET ASSET    NET       NET REALIZED                                    TOTAL
                                     VALUE   INVESTMENT       AND      TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS
                                   BEGINNING   INCOME      UNREALIZED  INVESTMENT INVESTMENT REALIZED      TO       REDEMPTION
                                   OF PERIOD   (LOSS)     GAIN (LOSS)  OPERATIONS   INCOME    GAINS   SHAREHOLDERS  FEES/(B)/
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
 November 30, 2007
   Institutional Shares/(v)/        $16.03      0.10/(b)/    (1.01)      (0.91)     (0.10)       --       (0.10)        --
   A Shares/(v)/                     16.05      0.05/(b)/    (1.02)      (0.97)     (0.05)       --       (0.05)        --

Year/Period Ended
 May 31, 2007
   Institutional Shares              13.69      0.20/(b)/     2.85        3.05      (0.20)    (0.51)      (0.71)        --
   A Shares/(f)/                     13.68      0.12/(b)/     2.85        2.97      (0.09)    (0.51)      (0.60)        --
 May 31, 2006
   Institutional Shares              13.66      0.21/(b)/     0.88        1.09      (0.17)    (0.89)      (1.06)        --
   A Shares/(f)/                     13.96      0.05/(b)/    (0.33)      (0.28)        --        --          --         --
 May 31, 2005
   Institutional Shares              13.44      0.14/(b)/     1.00        1.14      (0.12)    (0.80)      (0.92)        --
 May 31, 2004
   Institutional Shares/(j)/         12.86      0.04          0.56        0.60      (0.02)       --       (0.02)        --/(g)/
 December 31, 2003
   Institutional Shares/(f)(k)/      10.00      0.07          3.38        3.45      (0.07)    (0.52)      (0.59)        --



                                   ----------


                                   NET ASSET
                                     VALUE
                                    END OF
                                    PERIOD
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
 November 30, 2007
   Institutional Shares/(v)/        $15.02
   A Shares/(v)/                     15.03

Year/Period Ended
 May 31, 2007
   Institutional Shares              16.03
   A Shares/(f)/                     16.05
 May 31, 2006
   Institutional Shares              13.69
   A Shares/(f)/                     13.68
 May 31, 2005
   Institutional Shares              13.66
 May 31, 2004
   Institutional Shares/(j)/         13.44
 December 31, 2003
   Institutional Shares/(f)(k)/      12.86


93

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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
    (5.73)%        $205,690         1.22%      0.97%      0.97%         19%
    (6.05)%           6,854         0.63%      1.60%      1.60%         19%

    22.85 %         216,826         1.38%      0.99%      0.99%         39%
    22.14 %           5,711         0.81%      1.60%      1.86%         39%
     8.26 %         158,306         1.51%      0.99%      0.99%         75%
    (2.01)%           2,120         4.11%      1.56%      4.84%         75%
     8.67 %         133,454         1.04%      0.99%      1.03%         78%
     4.69 %          95,117         0.82%      1.00%      1.09%         33%
    34.79 %          66,555         1.04%      1.00%      1.49%         71%


                                                                             94

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
                                                          SELECTED DATA FOR A SINGLE SHARE
                       -------------------------------------------------------------------------------------------------------
                                                                                 DISTRIBUTIONS
                                                                       ---------------------------------
                       NET ASSET    NET        NET REALIZED                                    TOTAL                 NET ASSET
                         VALUE   INVESTMENT        AND      TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS               VALUE
                       BEGINNING   INCOME       UNREALIZED  INVESTMENT INVESTMENT REALIZED      TO       REDEMPTION   END OF
                       OF PERIOD   (LOSS)      GAIN (LOSS)  OPERATIONS   INCOME    GAINS   SHAREHOLDERS  FEES/(B)/    PERIOD
BROWN ADVISORY SMALL-CAP
GROWTH FUND
Year/Period Ended
 November 30, 2007
   Institutional
   Shares/(v)/           13.92     (0.07)/(b)/     0.47        0.40        --        --         --           --        14.32
   A Shares/(v)/         13.83     (0.11)/(b)/     0.47        0.36        --        --         --           --        14.19
   D Shares/(v)/         25.93     (0.17)/(b)/     0.89        0.72        --        --         --           --        26.65

Year Ended
 May 31, 2007
   Institutional
   Shares               $11.38     (0.08)/(b)/     2.62        2.54        --        --         --           --       $13.92
   A Shares/(f)(l)/      11.37     (0.14)/(b)/     2.60        2.46        --        --         --           --        13.83
   D Shares              21.28     (0.24)/(b)/     4.89        4.65        --        --         --           --        25.93
 May 31, 2006
   Institutional
   Shares                10.32     (0.11)/(b)/     1.17        1.06        --        --         --           --        11.38
   A Shares/(f)(l)/      12.11     (0.02)/(b)/    (0.72)      (0.74)       --        --         --           --        11.37
   D Shares              19.38     (0.31)/(b)/     2.21        1.90        --        --         --           --        21.28
 May 31, 2005
   Institutional
   Shares                10.11     (0.12)/(b)/     0.33        0.21        --        --         --           --/(g)/   10.32
   A Shares              19.09     (0.28)/(b)/     0.57        0.29        --        --         --           --/(g)/   19.38
 May 31, 2004
   Institutional
   Shares                 7.99     (0.14)          2.26        2.12        --        --         --           --/(g)/   10.11
   A Shares/(m)/         15.06     (0.30)          4.33        4.03        --        --         --           --        19.09
 May 31, 2003
   Institutional
   Shares/(n)/            8.26     (0.09)         (0.18)      (0.27)       --        --         --           --/(g)/    7.99
   A Shares/(f)/         11.18     (0.18)          4.06        3.88        --        --         --           --        15.06
   B Shares/(m)/         10.56     (0.17)          3.79        3.62        --        --         --           --        14.18


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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
     2.87 %         157,041        (0.93)%     1.26%       1.26%        41%
     2.60 %           2,859        (1.53)%     1.85%       2.26%        41%
     2.70 %          13,512        (1.27)%     1.59%       1.59%        41%

    22.32 %        $147,362        (0.68)%     1.27%       1.27%        65%
    21.64 %           1,160        (1.12)%     1.85%       5.11%        65%
    21.85 %          13,845        (1.06)%     1.63%       1.63%        65%
    10.27 %         122,211        (1.01)%     1.25%       1.26%        80%
    (6.11)%             370        (1.55)%     1.80%      11.69%        80%
      9.80%          13,982        (1.44)%     1.68%       1.69%        80%
     2.08 %         106,643        (1.19)%     1.23%       1.25%        22%
     1.52 %          15,281        (1.49)%     1.53%       1.80%        22%
    26.53 %         112,594        (1.21)%     1.23%       1.24%        25%
    26.76 %          18,846        (1.49)%     1.50%       1.81%        25%
    (3.27)%         103,357        (1.20)%     1.25%       1.28%        33%
    34.70 %          16,625        (1.46)%     1.50%       1.95%        33%
    34.28 %           1,409        (1.96)%     2.00%       4.95%        33%


                                                                             96

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
                                                                             SELECTED DATA FOR A SINGLE SHARE
                                   ----------------------------------------------------------------------------------------------
                                                                                                    DISTRIBUTIONS
                                                                                     --------------------------------------------
                                   NET ASSET     NET        NET REALIZED                                     FROM       TOTAL
                                     VALUE    INVESTMENT        AND       TOTAL FROM  FROM NET   FROM NET   RETURN  DISTRIBUTIONS
                                   BEGINNING    INCOME       UNREALIZED   INVESTMENT INVESTMENT  REALIZED     OF         TO
                                   OF PERIOD    (LOSS)      GAIN (LOSS)   OPERATIONS   INCOME     GAINS     CAPITAL SHAREHOLDERS
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
 November 30, 2007
   Institutional Shares/(o)(v)/     $15.72     (0.02)/(b)/     (1.54)       (1.56)     (0.02)       --        --        (0.02)
   A Shares/(v)/                     15.67     (0.06)/(b)/     (1.54)       (1.60)        --        --        --           --

Year/Period Ended
 May 31, 2007
   Institutional Shares/(o)/         14.09      0.12/(b)/       2.30         2.42      (0.08)    (0.71)       --        (0.79)
   A Shares/(f)/                     14.08      0.04/(b)/       2.28         2.32      (0.02)    (0.71)       --        (0.73)
 May 31, 2006
   Institutional Shares/(o)/         13.08      0.07/(b)/       1.94         2.01      (0.09)    (0.91)       --        (1.00)
   A Shares/(f)/                     14.94       /--(b)(g)/    (0.86)       (0.86)        --        --        --           --
 May 31, 2005                                                                                                 --
   Institutional Shares/(o)/         11.31      0.07/(b)/       2.07         2.14      (0.06)    (0.31)       --        (0.37)
 May 31, 2004
   Institutional Shares/(o)/         10.00     (0.01)           1.32         1.31         --        --/(g)/   --           --
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
 November 30, 2007
   Institutional Shares/(v)/        $15.38     (0.07)/(b)/      0.68         0.61         --        --        --           --

Year Ended
 May 31, 2007
   Institutional Shares              12.55     (0.06)/(b)/      2.89         2.83         --        --        --           --
 May 31, 2006
   Institutional Shares              12.39     (0.16)/(b)/      0.32         0.16         --        --        --           --
 May 31, 2005/(q)(u)/                12.49     (0.16)/(b)/      0.06/(r)/   (0.10)        --        --        --           --
 May 31, 2004/(q)(u)/                 9.85     (0.22)           2.86         2.64         --        --        --           --
 May 31, 2003/(q)(u)/                10.20     (0.11)          (0.24)       (0.35)        --        --        --           --



                                   ----------------------


                                               NET ASSET
                                                 VALUE
                                   REDEMPTION   END OF
                                   FEES/(B)/    PERIOD
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
 November 30, 2007
   Institutional Shares/(o)(v)/        --       $14.14
   A Shares/(v)/                       --        14.07

Year/Period Ended
 May 31, 2007
   Institutional Shares/(o)/           --        15.72
   A Shares/(f)/                       --        15.67
 May 31, 2006
   Institutional Shares/(o)/           --/(g)/   14.09
   A Shares/(f)/                       --/(g)/   14.08
 May 31, 2005
   Institutional Shares/(o)/           --        13.08
 May 31, 2004
   Institutional Shares/(o)/           --/(g)/   11.31
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
 November 30, 2007
   Institutional Shares/(v)/           --/(g)/  $15.99

Year Ended
 May 31, 2007
   Institutional Shares                --        15.38
 May 31, 2006
   Institutional Shares                --        12.55
 May 31, 2005/(q)(u)/                  --/(g)/   12.39
 May 31, 2004/(q)(u)/                  --/(g)/   12.49
 May 31, 2003/(q)(u)/                  --/(g)/    9.85


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

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
                           RATIOS/SUPPLEMENTAL DATA
 -----------------------------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS/(A)/
                                 -----------------------------------

                  NET ASSETS AT       NET                             PORTFOLIO
     TOTAL        END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/  (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
    (9.96)%         $129,898        (0.29)%     1.26%       1.26%        32%
   (10.21)%              975        (0.86)%     1.85%       2.58%        32%

     17.71%          145,656         0.86 %     1.27%       1.27%        58%
     16.96%              873         0.30 %     1.85%       5.22%        58%
    15.79 %          113,999         0.50 %     1.26%       1.28%        48%
    (5.76)%              182        (0.29)%     1.80%      41.84%        48%
    19.09 %           85,004         0.58 %     1.23%       1.35%        57%
    13.13 %           39,779        (0.33)%     1.25%       2.04%        33%
     3.97 %         $ 26,272        (0.94)%     1.50%       1.85%        76%

    22.55 %           17,903        (0.45)%     1.50%       1.97%       118%
     1.29 %/(p)/      18,650        (1.15)%     1.50%       1.75%        96%
    (0.80)%           20,442        (1.31)%     1.50%       1.50%        16%
    26.80 %           29,747        (1.48)%     1.50%       1.50%        61%
    (3.43)%           31,648        (1.43)%     1.50%       1.50%        51%

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
                                                                          SELECTED DATA FOR A SINGLE SHARE
                                   ----------------------------------------------------------------------------------------
                                                                                                DISTRIBUTIONS
                                                                                  -----------------------------------------
                                   NET ASSET    NET       NET REALIZED                                 FROM       TOTAL
                                     VALUE   INVESTMENT       AND      TOTAL FROM  FROM NET  FROM NET RETURN  DISTRIBUTIONS
                                   BEGINNING   INCOME      UNREALIZED  INVESTMENT INVESTMENT REALIZED   OF         TO
                                   OF PERIOD   (LOSS)     GAIN (LOSS)  OPERATIONS   INCOME    GAINS   CAPITAL SHAREHOLDERS
BROWN ADVISORY CORE INTERNATIONAL FUND
Year/Period Ended
 November 30, 2007

   Institutional Shares/(v)/         17.69      0.18/(b)/     0.53        0.71      (0.15)       --     --        (0.15)

Year/Period Ended
 May 31, 2007

   Institutional Shares             $15.60      0.20/(b)/     2.63        2.83      (0.16)    (0.58)    --        (0.74)
 May 31, 2006

   Institutional Shares              12.92      0.15/(b)/     3.35        3.50      (0.13)    (0.69)    --        (0.82)
 May 31, 2005

   Institutional Shares              13.69      0.21/(b)/     1.34        1.55      (0.19)    (2.13)    --        (2.32)
 May 31, 2004

   Institutional Shares/(j)/         13.48      0.09          0.13        0.22      (0.01)       --     --        (0.01)
 December 31, 2003

   Institutional Shares/(f)(s)/      10.00      0.15          3.96        4.11      (0.17)    (0.46)    --        (0.63)



                                   ----------------------


                                               NET ASSET
                                                 VALUE
                                   REDEMPTION   END OF
                                   FEES/(B)/    PERIOD
BROWN ADVISORY CORE INTERNATIONAL FUND
Year/Period Ended
 November 30, 2007

   Institutional Shares/(v)/           --        18.25

Year/Period Ended
 May 31, 2007

   Institutional Shares                --       $17.69
 May 31, 2006

   Institutional Shares                --        15.60
 May 31, 2005

   Institutional Shares                --        12.92
 May 31, 2004

   Institutional Shares/(j)/           --/(g)/   13.69
 December 31, 2003

   Institutional Shares/(f)(s)/        --/(g)/   13.48

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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
     4.11%          337,209         2.07%      1.24%      1.24%         17%

    18.62%         $353,177         1.24%      1.24%      1.24%         33%
    27.89%          287,710         1.06%      1.31%      1.31%         35%
    11.44%          195,690         1.56%      1.33%      1.36%         78%
     1.63%          125,796         1.51%      1.25%      1.30%         39%
    41.77%          119,655         1.35%      1.25%      1.37%         66%


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
                                                          SELECTED DATA FOR A SINGLE SHARE
                       -------------------------------------------------------------------------------------------------------
                                                                                 DISTRIBUTIONS
                                                                      -----------------------------------
                       NET ASSET    NET       NET REALIZED                                      TOTAL                NET ASSET
                         VALUE   INVESTMENT       AND      TOTAL FROM  FROM NET  FROM NET   DISTRIBUTIONS              VALUE
                       BEGINNING   INCOME      UNREALIZED  INVESTMENT INVESTMENT REALIZED        TO       REDEMPTION  END OF
                       OF PERIOD   (LOSS)     GAIN (LOSS)  OPERATIONS   INCOME    GAINS     SHAREHOLDERS  FEES/(B)/   PERIOD
BROWN ADVISORY MARYLAND BOND
FUND

Year/Period Ended
 November 30, 2007
   Institutional
   Shares/(v)/           10.29      0.18/(b)/     0.11        0.29      (0.18)      --          (0.18)        --       10.40
Year Ended
 May 31, 2007
   Institutional
   Shares               $10.28      0.32/(b)/     0.01        0.33      (0.32)      --          (0.32)        --      $10.29
 May 31, 2006
   Institutional
   Shares                10.51      0.29/(b)/    (0.23)       0.06      (0.29)      --          (0.29)        --       10.28
 May 31, 2005
   Institutional
   Shares                10.44      0.30/(b)/     0.07        0.37      (0.30)      --/(g)/     (0.30)        --       10.51
 May 31, 2004
   Institutional
   Shares/(t)/           10.85      0.29         (0.41)      (0.12)     (0.29)      --          (0.29)        --       10.44
 May 31, 2003
   Institutional
   Shares                10.29      0.34          0.56        0.90      (0.34)      --          (0.34)        --       10.85
   A Shares/(t)/         10.64      0.03          0.21        0.24      (0.03)      --          (0.03)        --       10.85


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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/

     2.89 %          85,224         3.56%      0.27%       0.77%        1%
     3.21 %         $92,409         3.06%      0.71%       0.80%        6%
     0.65 %          82,118         2.83%      0.80%       0.80%        8%
     3.58 %          73,981         2.80%      0.75%       0.81%        5%
    (1.10)%          69,829         2.73%      0.75%       0.84%        6%
     8.93 %          66,672         3.23%      0.48%       0.84%        5%
     2.23 %             102         2.22%      1.00%      24.97%        5%


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
                                                          SELECTED DATA FOR A SINGLE SHARE
                       -------------------------------------------------------------------------------------------------------
                                                                                 DISTRIBUTIONS
                                                                       ---------------------------------
                       NET ASSET    NET       NET REALIZED                                     TOTAL                 NET ASSET
                         VALUE   INVESTMENT       AND       TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS               VALUE
                       BEGINNING   INCOME      UNREALIZED   INVESTMENT INVESTMENT REALIZED      TO       REDEMPTION   END OF
                       OF PERIOD   (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME    GAINS   SHAREHOLDERS  FEES/(B)/    PERIOD
BROWN ADVISORY INTERMEDIATE
INCOME FUND
Year/Period Ended
 November 30, 2007
   Institutional
   Shares/(v)/          $10.46      0.24/(b)/     0.31         0.55      (0.24)      --        (0.24)        --       $10.77
   A Shares/(v)/         10.28      0.22/(b)/     0.32         0.54      (0.23)      --        (0.23)        --        10.59

Year/Period Ended
 May 31, 2007
   Institutional
   Shares                10.36      0.47/(b)/     0.11         0.58      (0.48)      --        (0.48)        --        10.46
   A Shares              10.19      0.43/(b)/     0.11         0.54      (0.45)      --        (0.45)        --        10.28
 May 31, 2006
   Institutional
   Shares                10.76      0.43/(b)/    (0.39)        0.04      (0.44)      --        (0.44)        --/(g)/   10.36
   A Shares              10.59      0.39/(b)/    (0.38)        0.01      (0.41)      --        (0.41)        --        10.19
 May 31, 2005
   Institutional
   Shares                10.71      0.41/(b)/     0.06         0.47      (0.42)      --        (0.42)        --        10.76
   A Shares              10.55      0.37/(b)/     0.06         0.43      (0.39)      --        (0.39)        --        10.59
 May 31, 2004/(j)/
   Institutional
   Shares                10.92      0.18         (0.19)       (0.01)     (0.20)      --        (0.20)        --/(g)/   10.71
   A Shares              10.76      0.16         (0.18)       (0.02)     (0.19)      --        (0.19)        --        10.55
 December 31, 2003
   Institutional
   Shares                10.92      0.41          0.01         0.42      (0.42)      --        (0.42)        --        10.92
   A Shares              10.76      0.40         (0.02)        0.38      (0.38)      --        (0.38)        --        10.76
 December 31, 2002
   Institutional
   Shares                10.65      0.52/(b)/     0.25/(b)/    0.77      (0.50)      --        (0.50)        --        10.92
   A Shares              10.49      0.49/(b)/     0.25/(b)/    0.74      (0.47)      --        (0.47)        --        10.76


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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
     5.37 %        $142,129         4.54%      0.58%      0.58%         17%
     5.32 %          19,406         4.26%      0.87%      0.87%         17%

     5.72 %         128,463         4.46%      0.60%      0.60%         25%
     5.39 %          18,428         4.16%      0.90%      0.90%         25%
     0.42 %         111,564         4.09%      0.60%      0.61%         33%
     0.06 %          15,525         3.71%      0.97%      0.97%         33%
     4.31 %          96,484         3.77%      0.60%      0.64%         39%
     4.09 %          16,823         3.48%      0.88%      1.07%         39%
    (0.01)%          69,251         3.90%      0.60%      0.64%         14%
    (0.20)%          18,971         3.64%      0.85%      1.08%         14%
     3.91 %          66,533         3.77%      0.48%      0.61%         69%
     3.59 %          20,309         3.52%      0.73%      1.03%         69%
     7.43 %          78,309         4.84%      0.45%      0.61%         40%
     7.24 %          30,565         4.59%      0.70%      0.91%         40%


                                                                            104

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  [LOGO] BROWN ADVISORY FUNDS


(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)Brown Advisory Growth Equity Fund's Institutional Shares and A Shares commenced operations on June 28, 1999 and April 25, 2006, respectively. Brown Advisory Value Equity Fund's Institutional Shares and A Shares commenced operations on January 28, 2003 and April 25, 2006, respectively. Brown Advisory Small-Cap Growth Fund's Institutional Shares, A Shares and D Shares commenced operations on June 28, 1999, April 25, 2006 and
   September 20, 2002, respectively. Brown Advisory Small-Cap Value Fund's Institutional Shares and A Shares commenced operations on October 31, 2003 and April 25, 2006, respectively. Brown Advisory Opportunity Fund's Institutional Shares commenced operations on June 29, 1998. Brown Advisory Core International Fund's Institutional Shares commenced operations on January 28, 2003. Brown Advisory Maryland Bond Fund's Institutional Shares commenced operations on December 21, 2000. Brown Advisory Intermediate Income Fund's Institutional Shares and A Shares commenced operations on November 2, 1995 and May 13, 1991, respectively.
(g)Less than $0.01 per share.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(i)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 10.83% and 1.25%, respectively.
(l)Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(m)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(n)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(o)Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(p)The Fund's total return calculation includes a reimbursement by an affiliate. Excluding the effect of payment from the Fund's ending net assets value per share, total return for the year ended May 31, 2006 would have been -1.67%.
(q)Period audited by other auditors.
(r)The amount shown for the year ended May 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(s)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
(t)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(u)Financial information is that of Predecessor Fund.
(v)Financial information is unaudited.

[LOGO] BROWN ADVISORY FUNDS


               BROWN ADVISORY GROWTH         BROWN ADVISORY
                    EQUITY FUND             OPPORTUNITY FUND
                Institutional Shares      Institutional Shares
                      A Shares                  A Shares

                BROWN ADVISORY VALUE      BROWN ADVISORY CORE
                    EQUITY FUND            INTERNATIONAL FUND
                Institutional Shares      Institutional Shares
                      A Shares

              BROWN ADVISORY SMALL-CAP  BROWN ADVISORY MARYLAND
                    GROWTH FUND                BOND FUND
                Institutional Shares      Institutional Shares
                      A Shares
                      D Shares

              BROWN ADVISORY SMALL-CAP       BROWN ADVISORY
                     VALUE FUND         INTERMEDIATE INCOME FUND
                Institutional Shares      Institutional Shares
                      A Shares                  A Shares

                             FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
     You can get free copies of the annual/semi-annual reports and the SAI, request other information
      and discuss your questions about each Fund by contacting the Fund at:

                              Brown Advisory Funds
                                  P.O. Box 446
                              Portland, Maine 04112
                           (800) 540-6807 (toll free)

  The Funds' prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Advisor's website at www.brownadvisory.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities
    and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
  You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                       E-mail address: publicinfo@sec.gov

  Fund information, including copies of the annual/semi-annual reports and the
             SAI, is available on the SEC's website at www.sec.gov.

                                  DISTRIBUTOR
                           Foreside Fund Services, LLC
                                www.foresides.com

                   Investment Company Act File No. 811-03023


                                 120-PU-05/08

STATEMENT OF ADDITIONAL INFORMATION


May 20, 2008



INVESTMENT ADVISOR:                     BROWN ADVISORY GROWTH EQUITY FUND
                                               INSTITUTIONAL SHARES
Brown Investment Advisory                            A SHARES
Incorporated
901 S. Bond Street                       BROWN ADVISORY VALUE EQUITY FUND
Suite 400                                      INSTITUTIONAL SHARES
Baltimore, Maryland 21231                            A SHARES

ACCOUNT INFORMATION AND                BROWN ADVISORY SMALL-CAP GROWTH FUND
SHAREHOLDER SERVICES:                          INSTITUTIONAL SHARES
                                                     A SHARES
Citi Fund Services, Inc.                             D SHARES
3435 Stelzer Rd.
Columbus, OH 43218-2218                BROWN ADVISORY SMALL-CAP VALUE FUND
(800) 540-6807                                 INSTITUTIONAL SHARES
                                                     A SHARES

                                         BROWN ADVISORY OPPORTUNITY FUND
                                               INSTITUTIONAL SHARES
                                                     A SHARES

                                      BROWN ADVISORY CORE INTERNATIONAL FUND
                                               INSTITUTIONAL SHARES

                                        BROWN ADVISORY MARYLAND BOND FUND
                                               INSTITUTIONAL SHARES

                                     BROWN ADVISORY INTERMEDIATE INCOME FUND
                                               INSTITUTIONAL SHARES
                                                     A SHARES

This Statement of Additional Information ("SAI") supplements the Prospectus dated, May 20, 2008 as may be amended from time to time, offering Brown Advisory Growth Equity Fund (Institutional and A Shares), Brown Advisory Value Equity Fund (Institutional and A Shares), Brown Advisory Small-Cap Growth Fund (Institutional, A Shares and D Shares), Brown Advisory Small-Cap Value Fund (Institutional and A Shares), Brown Advisory Opportunity Fund (Institutional and A Shares), Brown Advisory Core International Fund (Institutional Shares), Brown Advisory Maryland Bond Fund (Institutional Shares) and Brown Advisory Intermediate Income Fund (Institutional and A Shares), each a series of Forum Funds. D Shares of Brown Advisory Small-Cap Growth Fund and A Shares of Brown Advisory Opportunity Fund are not publicly offered. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Funds for the fiscal periods ended May 31, 2007 and November 30, 2007 are included in the Annual Report and Semi-Annual Report (unaudited) to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS


GLOSSARY                                                                      1

INVESTMENT POLICIES AND RISKS                                                 3

INVESTMENT LIMITATIONS                                                       18

MANAGEMENT                                                                   23

PORTFOLIO TRANSACTIONS                                                       41

PURCHASE AND REDEMPTION INFORMATION                                          44

TAXATION                                                                     46

OTHER MATTERS                                                                51

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                              A-1

APPENDIX B - MISCELLANEOUS TABLES                                           B-1

APPENDIX C - PROXY VOTING PROCEDURES                                        C-1

                                   GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citi.

"Administrator" means Citi.

"Advisor" means Brown Investment Advisory Incorporated, the Fund's investment advisor.

"Board" means the Board of Trustees of the Trust.

"Bond Fund" means each of Brown Advisory Maryland Bond Fund and Brown Advisory
  Intermediate Income Fund.

       "CFTC" means Commodities Future Trading Commission.

       "Citi" means Citigroup Fund Services, LLC.

       "Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A. for Brown Advisory Core International Fund and Brown Advisory Intermediate Bond Fund and Brown Investment Advisory & Trust Company for each other Fund.

"Distributor" means Foreside Fund Services, LLC.

"FCS" means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

"Equity Fund" means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Opportunity Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Core International Fund.

"Fund" means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Opportunity Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NAV" means net asset value per share.

"NRSRO" means a nationally recognized statistical rating organization.

       "SAI" means Statement of Additional Information.

       "SEC" means the U.S. Securities and Exchange Commission.

       "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill

COMPANIES.

"Sub-Advisor" means Munder Capital Management in regards to Brown Advisory Core International Fund and Cardinal Capital Management, LLC in regards to Brown Advisory Small-Cap Value Fund.

"Transfer Agent" means Citi.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1. INVESTMENT POLICIES AND RISKS

Each Fund is a diversified series of the Trust except Brown Advisory Opportunity Fund and Brown Advisory Maryland Bond Fund which are each non-diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds can make.

On November 18, 2002, the Board changed the name of BrownIA Small-Cap Growth Fund to Brown Advisory Small-Cap Growth Fund and the name of BrownIA Growth Equity Fund to Brown Advisory Growth Equity Fund.

On September 20, 2002, Short-Intermediate Income Fund, Inc. (the "Predecessor Fund") reorganized with and into Brown Advisory Intermediate Income Fund. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund's Institutional and A Shares for periods prior to September 20, 2002 is that of the Institutional and A Shares, respectively, of the Predecessor Fund.

Effective November 18, 2002, the Fund changed its name from BrownIA Intermediate Bond Fund to Brown Advisory Intermediate Bond Fund. Effective April 30, 2004, the Fund changed its name from Brown Advisory Intermediate Bond Fund to Brown Advisory Intermediate Income Fund.

On December 30, 2005, The Nevis Fund, Inc. (the "Nevis Predecessor Fund") reorganized with and into the Brown Advisory Opportunity Fund. The Nevis Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund's Institutional Shares for periods prior to December 30, 2005 is that of the Nevis Predecessor Fund.

Effective April 25, 2006, A Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding as of that date were renamed D Shares. As of that same date, the Fund ceased the public offering of the newly re-named D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional shares. A Shares of Brown Advisory Small-Cap Growth Fund offered in this SAI is a new Fund class.

On November 15, 2007, the Board of Trustees approved a change in the name of the Brown Advisory International Fund to Brown Advisory Core International Fund.

A. EQUITY SECURITIES

1. COMMON AND PREFERRED STOCK

GENERAL. Each Equity Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. Each Equity Fund may invest in convertible securities. Brown Advisory Core International Fund may invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

SECURITY RATINGS INFORMATION. Each Equity Fund's investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each of Brown Advisory Growth Equity Fund, Brown Advisory Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Opportunity Fund may only invest in: (1) convertible securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, its Advisor or Sub-Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. An Equity Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Advisor or Sub-Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if that Advisor or Sub-Advisor determines that retaining such security is in the best interests of the Equity Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Equity Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Advisor or Sub-Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3. WARRANTS

GENERAL. Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

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4. DEPOSITARY RECEIPTS

GENERAL. Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Holding Company Depositary Receipts ("HOLDRs"), New York Registered Shares ("NYRs") or American Depositary Shares ("ADSs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer's home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. FOREIGN SECURITIES

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets. Brown Advisory Intermediate Income Fund may invest up to 20% of its net assets in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by
(1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community);
(3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States ("U.S"). Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

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C. OPTIONS AND FUTURES

1. GENERAL

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small Cap Value, Brown Advisory Core International Fund and Brown Advisory Opportunity Fund may
(1) purchase or write options on securities in which it may invest or on market indices based in whole or in part on the securities in which it may invest;
(2) invest in futures contracts on market indices based in whole or in part on securities in which it may invest; and (3) purchase or write put and call options on these futures contracts. Brown Advisory Maryland Bond Fund may invest in futures contracts on indices based in whole or in part on the securities in which it may invest including municipal bond futures and Treasury bond and note futures and Brown Advisory Core International Fund may purchase or write put and call options on foreign currency. A Fund will participate in such transactions to enhance the Fund's performance or hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Options purchased or written by a Fund must be traded on an exchange or over-the-counter. Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.


Currently, the Funds do not have any intention of investing in options or futures for purposes other than hedging or equitizing cash. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or
(2) cash, receivables and/or liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") on the books and records of the Fund's Custodian. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


Each Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore each Fund is not subject to registration or regulation as a commodity pool operator under the Act.

2. OPTIONS AND FUTURES CONTRACTS

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FOREIGN CURRENCY (BROWN ADVISORY CORE INTERNATIONAL FUND ONLY). Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices

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

that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index ("BBI") which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least "A." To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

3. RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on an Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures

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contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

D. ILLIQUID AND RESTRICTED SECURITIES

1. GENERAL

Each Fund may invest in illiquid and restricted securities. Each of these Funds limits its investments in illiquid securities to no more than 15% of its net assets (10% for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund). The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities may include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds ("Pooled Investment Vehicles").

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. INVESTMENT COMPANY SECURITIES

1. OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. Brown Advisory Core International Fund and Brown Advisory Opportunity Fund may invest in other open-end and closed-end investment companies consistent with the Fund's investment objectives and strategies. Each Brown Fund may invest in money market mutual funds, pending investment of cash balances. Each Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act.

RISKS. Each Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks--Equity Securities -Foreign Securities Risks" above.

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Brown Advisory Core International Fund may invest in exchange-traded funds
("ETFs"). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

2. OTHER POOLED INVESTMENT VEHICLES

GENERAL. Brown Advisory Small-Cap Growth Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund's manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

RISKS. To the extent that the Brown Advisory Small-Cap Growth Fund invests in Pooled Investment Vehicles, such investments may be deemed illiquid. (See "Illiquid and Restricted Securities" for the risks of investing in illiquid securities.) above. In addition, the Fund will bear its ratable share of such vehicles' expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle's manager based on the vehicle's investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund's assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

SEGREGATED ASSETS. Under certain circumstances, the Brown Advisory Small-Cap Growth Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to investments by the Fund in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be at least equal to the Fund's commitments to the relevant Pooled Investment Vehicle(s) and will be marked to market daily.

F. FIXED INCOME SECURITIES

1. MUNICIPAL SECURITIES

GENERAL. Brown Advisory Maryland Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

PUERTO RICO MUNICIPAL SECURITIES. Brown Advisory Maryland Bond Fund may invest in municipal securities issued by U.S. Territories. Investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial Federal assistance and favorable tax programs that have recently become subject to phase out by Congress. As of May 22, 2007, Puerto Rico's general obligations were rated Baa3 by Moody's and as of May 22, 2007 were rated BBB- by S&P.

MARYLAND MUNICIPAL SECURITIES. The Brown Advisory Maryland Bond Fund invests at least 80% of the value of its net assets (plus borrowing for investments purposes) in Maryland bonds, including bonds issues on behalf of the state of Maryland, its local government and public financing authorities.

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2. U.S. GOVERNMENT SECURITIES

GENERAL. Each Fund, may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

3. CORPORATE DEBT OBLIGATIONS

GENERAL. Brown Advisory Intermediate Income Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

4. MORTGAGE-BACKED SECURITIES.

GENERAL. Brown Advisory Intermediate Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage

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Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

RISKS - SPECIFIC TO MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely

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

that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

5. ASSET-BACKED SECURITIES.

GENERAL. Brown Advisory Intermediate Income Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

RISKS - SPECIFIC TO ASSET-BACKED SECURITIES. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

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

6. VARIABLE AMOUNT MASTER DEMAND NOTES.

GENERAL. Brown Advisory Intermediate Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

7. VARIABLE AND FLOATING RATE SECURITIES.

Brown Advisory Maryland Bond Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

8. NON-US DOLLAR DENOMINATED SECURITIES.

Brown Advisory Intermediate Income Fund may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community);
(3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

9. OTHER FIXED INCOME SECURITIES

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's or in similar other money market securities. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's performance.

Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

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

10. RISKS OF DEBT SECURITIES.

GENERAL. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by Brown Advisory Maryland Bond Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

INTEREST RATE RISK. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity.

CREDIT RISK. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

To limit credit risk:

Each of Brown Advisory Opportunity Fund and Brown Advisory Core International Fund limits its investment in debt securities to short-term money market instruments, including commercial paper rated in the highest short-term category, and other high quality (rated in the two highest rating categories by an NRSRO) fixed income securities.

Brown Advisory Maryland Bond Fund may only invest in debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the fixed income securities held by the Fund will be "Aa" as per Moody's or "AA" as per S&P. The Fund will limit its investment in fixed income securities rated "Baa" by Moody's or "BBB" by S&P to 10% of the Fund's total assets.

Brown Advisory Intermediate Income Fund may only invest in fixed income securities that are rated as follows at the time of their purchase:

                                                             MINIMUM RATING
                                                             --------------
                    TYPE OF PERMITTED INVESTMENT             S&P   MOODY'S
                    ----------------------------             ---   -------
        US Government Securities                             N/A     N/A
        Non-Dollar Denominated U.S. Government Securities    BBB     Baa
        Securities of Non-U.S. Governmental Issuers          BBB     Baa
        Mortgage-Backed Securities                           BBB     Baa
        Corporate Debt (Domestic and Foreign)                BBB     Baa
        Asset-Backed Securities                              BBB     Baa
        Securities of Designated International Organizations BBB     Baa

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

The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Each of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Advisor determines that retaining such security is in the best interests of the Fund.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor or Sub-Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the a Fund, the Advisor or Sub-Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

FOREIGN SECURITIES RISKS. To the extent that a Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks--Equity Securities--Foreign Securities Risks" above.

G. FOREIGN CURRENCIES TRANSACTIONS

1. GENERAL

Brown Advisory Core International Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis at the rate prevailing in the foreign exchange market.

Each of Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund may enter into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. Each Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered "derivatives," financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, each Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Brown Advisory Core International Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

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

2. RISKS

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor/Sub-Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

H. LEVERAGE TRANSACTIONS

1. GENERAL

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. A Fund uses these investment techniques only when its Advisor or Sub-Advisor believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return.

BORROWING. Each Fund (other than Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Intermediate Income Fund) may borrow money for other than temporary or emergency purposes from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations.

SECURITIES LENDING. Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets (10% of total assets for Brown Advisory Maryland Bond
Fund) to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. A Fund may pay fees to arrange for securities loans.

REVERSE REPURCHASE AGREEMENTS. Brown Advisory Opportunity Fund may enter into reverse repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a reverse repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund (except Brown Advisory Intermediate Income Fund) if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

2. RISKS

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ASSETS. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund will segregate, to the extent required, on its books and records cash and liquid securities. The cash and liquid securities, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

I. REPURCHASE AGREEMENTS

1. GENERAL

Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

2. RISKS

Repurchase transactions also involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk.

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J. TEMPORARY DEFENSIVE POSITION

Each Fund may invest in prime money market instruments or exchange-traded funds, pending investment if cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by that Fund's Advisor or Sub-Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

K. CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and a Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. A Fund, however, must provide 60 days' prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments ("80% Policy"). If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A. FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. A Fund may not:

1. BORROWING MONEY

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND AND BROWN ADVISORY OPPORTUNITY FUND. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

BROWN ADVISORY CORE INTERNATIONAL FUND. Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this limitation).

BROWN ADVISORY MARYLAND BOND FUND. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

BROWN ADVISORY INTERMEDIATE INCOME FUND. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund's total assets (computed immediately after the borrowing).

2. CONCENTRATION

BROWN ADVISORY VALUE EQUITY FUND AND BROWN ADVISORY SMALL-CAP VALUE FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY OPPORTUNITY FUND AND BROWN ADVISORY MARYLAND BOND FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY CORE INTERNATIONAL FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: investments in U.S. Government Securities and on repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY MARYLAND BOND FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

BROWN ADVISORY INTERMEDIATE INCOME FUND. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and in repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy
(i) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3. DIVERSIFICATION

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY INTERMEDIATE INCOME FUND AND BROWN ADVISORY CORE INTERNATIONAL FUND. With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

BROWN ADVISORY MARYLAND BOND FUND. Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or
(2) with respect to 50% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

4. UNDERWRITING ACTIVITIES

EQUITY FUNDS Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

BOND FUNDS Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5. MAKING LOANS

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND, BROWN ADVISORY CORE INTERNATIONAL FUND AND BROWN ADVISORY MARYLAND BOND FUND. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

BROWN ADVISORY INTERMEDIATE INCOME FUND. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any fixed income security are not deemed to be the making of loans.

6. PURCHASES AND SALES OF REAL ESTATE

BOND FUNDS, BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND AND BROWN ADVISORY CORE INTERNATIONAL FUND. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7. PURCHASES AND SALES OF COMMODITIES

EQUITY FUNDS AND BOND FUNDS. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. ISSUANCE OF SENIOR SECURITIES

EQUITY FUNDS AND BOND FUNDS. Issue senior securities except pursuant to
  Section 18 of the 1940 Act.

B. NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. A Fund may not:

1. SECURITIES OF INVESTMENT COMPANIES

EQUITY FUNDS AND BOND FUNDS. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2. SHORT SALES

EQUITY FUNDS Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

BOND FUNDS Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. PURCHASES ON MARGIN

EQUITY FUNDS Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

BOND FUNDS Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

4. OPTIONS AND FUTURES CONTRACTS

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND AND BROWN ADVISORY SMALL-CAP VALUE FUND. Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

BROWN ADVISORY VALUE EQUITY FUND AND BROWN ADVISORY CORE INTERNATIONAL FUND. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND. Invest in futures or options contracts regulated by the CFTC except for
(1) bona fide hedging purposes within the meaning of the rules of the CFTC and
(2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

5. EXERCISING CONTROL OF ISSUERS

EQUITY FUNDS AND BOND FUNDS. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6. BORROWING

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND, BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND. Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

7. ILLIQUID SECURITIES

BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY SMALL-CAP VALUE FUND, BROWN ADVISORY OPPORTUNITY FUND AND BROWN ADVISORY MARYLAND BOND FUND. Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value;
(2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

BROWN ADVISORY CORE INTERNATIONAL FUND. Invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

BROWN ADVISORY INTERMEDIATE INCOME FUND. Invest more than 10% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and
(iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

8. CONCENTRATION

BROWN ADVISORY GROWTH EQUITY FUND AND BROWN ADVISORY SMALL-CAP GROWTH FUND. Purchase a security if, as a result, more than 25% of a Fund's total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund's fundamental or non-fundamental concentration policies unless the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

3. MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.

                                               TERM OF OFFICE AND LENGTH OF
                                                           TIME                  PRINCIPAL OCCUPATION(S)
NAME AND BIRTH DATE  POSITION WITH THE TRUST              SERVED                   DURING PAST 5 YEARS
------------------- -------------------------- ---------------------------- ---------------------------------

INDEPENDENT TRUSTEES

 J. Michael Parish  Chairman of the Board;          Since 1989              Retired; Partner, Wolf, Block,
 Born: 1943         Trustee; Chairman,              (Chairman of the        Schorr and Solis-Cohen LLP
                    Compliance Committee,           Board since 2004)       (law firm) 2002 - 2003;
                    Nominating Committee and                                Partner, Thelen Reid & Priest
                    Qualified Legal Compliance                              LLP (law firm) from 1995 -
                    Committee                                               2002.

 Costas Azariadis   Trustee; Chairman,              Since 1989              Professor of Economics,
 Born: 1943         Valuation Committee                                     Washington University
                                                                            (effective 2006); Professor of
                                                                            Economics, University of
                                                                            California-Los Angeles 1992 -
                                                                            2006.

 James C. Cheng     Trustee; Chairman,              Since1989               President, Technology
 Born: 1942         Audit Committee                                         Marketing Associates
                                                                            (marketing company for small-
                                                                            and medium-sized businesses in
                                                                            New England).

INTERESTED TRUSTEE

 John Y. Keffer     Trustee Chairman,               Since 1989              President, Forum Foundation
 Born: 1942         Contracts Committee                                     (a charitable organization) since
                                                                            2005; President, Forum Trust,
                                                                            LLC (a non-depository trust
                                                                            company) since 1997;
                                                                            President, Citigroup Fund
                                                                            Services, LLC ("Citigroup")
                                                                            2003 - 2005; President, Forum
                                                                            Financial Group, LLC
                                                                            ("Forum"), (a fund services
                                                                            company acquired by Citibank,
                                                                            N.A. in 2003).

 OFFICERS

 Simon D. Collier   President; Principal            Since 2005              President, Foreside Financial
 Born: 1961         Executive Officer                                       Group, since April 2005;
                                                                            President, Foreside Services,
                                                                            Inc. (a staffing services firm)
                                                                            since December 2006;
                                                                            President, Foreside Compliance
                                                                            Services, LLC, since October
                                                                            2005; President, Foreside
                                                                            Management Services, LLC,
                                                                            since December 2006; Chief
                                                                            Operating Officer and
                                                                            Managing Director, Global
                                                                            Fund Services, Citigroup 2003-
                                                                            2005; Managing Director,
                                                                            Global Securities Services for
                                                                            Investors, Citibank, N.A. 1999-
                                                                            2003.

                                            TERM OF OFFICE AND LENGTH OF
                                                        TIME                 PRINCIPAL OCCUPATION(S)
NAME AND BIRTH DATE POSITION WITH THE TRUST            SERVED                  DURING PAST 5 YEARS
------------------- ----------------------- ---------------------------- --------------------------------

 Trudance L. Bakke   Treasurer; Principal       Since 2005               Director, Foreside Compliance
 Born: 1971          Financial Officer          (Principal Financial     Service, LLC since 2006;
                                                Officer since 2006)      Product Manager, Citigroup
                                                                         2003-2006; Senior Manager of
                                                                         Corporate Finance, Forum
                                                                         1999 - 2003.

 Beth P. Hanson      Vice President;            Since 2003               Relationship Manager,
 Born: 1966          Assistant Secretary                                 Citigroup since 2003;
                                                                         Relationship Manager, Forum
                                                                         1999 - 2003.

 Sara M. Morris      Vice President             Since 2007               Director and Relationship
 Born: 1963                                                              Manager, Citigroup since 2004;
                                                                         Chief Financial Officer, The
                                                                         Via Group, LLC (a strategic
                                                                         marketing company) 2000-
                                                                         2003.

 Velvet R. Regan     Secretary                  Since 2007               Assistant Counsel, Citi Fund
 Born: 1978                                                              Services Ohio, Inc. (f/k/a BISYS
                                                                         Fund Services Ohio, Inc.) since
                                                                         September 2006; Associate,
                                                                         Gilmartin, Magence, Camiel &
                                                                         Ross, LLP, (law firm) February
                                                                         2006 - September 2006; Tax
                                                                         Administrator, State Street
                                                                         Corporation, 2000 - 2002.

B. TRUSTEE OWNERSHIP IN EACH FUND IN FAMILY OF INVESTMENT COMPANIES

                                                  AGGREGATE DOLLAR RANGE
                                 DOLLAR RANGE OF    OF OWNERSHIP AS OF
                                   BENEFICIAL    DECEMBER 31, 2007 IN ALL
                                  OWNERSHIP IN    REGISTERED INVESTMENT
                                 THE FUNDS AS OF  COMPANIES OVERSEEN BY
                                  DECEMBER 31,     TRUSTEE IN FAMILY OF
               TRUSTEES               2007        INVESTMENT COMPANIES.
               --------          --------------- ------------------------
       INTERESTED TRUSTEES
       John Y. Keffer                 None                 None
       INDEPENDENT TRUSTEES
       Costas Azariadis               None                 None
       James C. Cheng                 None                 None
       J. Michael Parish              None           $50,001-$100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As of February 28, 2008, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. INFORMATION CONCERNING TRUST COMMITTEES

1. AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended May 31, 2007, the Audit Committee met seven times for the Trust complex and on August 21, 2007, in one of the meetings, the Audit Committee discussed issues directly related to the Fund.

2. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended May 31, 2007, the Nominating Committee did not meet.

3. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2007, the Valuation Committee met five times.

4. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended May31, 2007, the QLCC did not meet.

5. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended May 31, 2007, the Contracts Committee did not meet.

6. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended May 31, 2007, the Compliance Committee did not meet.

E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by each Fund and the Fund Complex for the fiscal year ended May 31, 2007.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                       COMPENSATION   AND FUND
FUND                                     TRUSTEE        FROM FUND     COMPLEX
----                                -----------------  ------------ ------------
BROWN ADVISORY GROWTH EQUITY FUND
                                    Costas Azariadis      $  626      $54,250
                                    James C. Cheng        $  626      $54,250
                                    J. Michael Parish     $  833      $72,000
                                    John Keffer           $  626      $54,250
BROWN ADVISORY VALUE EQUITY FUND
                                    Costas Azariadis      $1,827      $54,250
                                    James C. Cheng        $1,827      $54,250
                                    J. Michael Parish     $2,433      $72,000
                                    John Keffer           $1,827      $54,250
BROWN ADVISORY SMALL-CAP GROWTH
  FUND
                                    Costas Azariadis      $1,443      $54,250
                                    James C. Cheng        $1,443      $54,250
                                    J. Michael Parish     $1,922      $72,000
                                    John Keffer           $1,443      $54,250
BROWN ADVISORY SMALL-CAP VALUE FUND
                                    Costas Azariadis      $1,272      $54,250
                                    James C. Cheng        $1,272      $54,250
                                    J. Michael Parish     $1,694      $72,000
                                    John Keffer           $1,272      $54,250

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                       COMPENSATION   AND FUND
FUND                                     TRUSTEE        FROM FUND     COMPLEX
----                                -----------------  ------------ ------------
BROWN ADVISORY OPPORTUNITY FUND
                                    Costas Azariadis      $  185      $54,250
                                    James C. Cheng        $  185      $54,250
                                    J. Michael Parish     $  246      $72,000
                                    John Keffer           $  185      $54,250
BROWN ADVISORY CORE INTERNATIONAL
  FUND
                                    Costas Azariadis      $3,278      $54,250
                                    James C. Cheng        $3,278      $54,250
                                    J. Michael Parish     $4,365      $72,000
                                    John Keffer           $3,278      $54,250

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                       COMPENSATION   AND FUND
               FUND                      TRUSTEE        FROM FUND     COMPLEX
               ----                 -----------------  ------------ ------------
BROWN ADVISORY MARYLAND BOND FUND
                                    Costas Azariadis      $  868      $54,250
                                    James C. Cheng        $  868      $54,250
                                    J. Michael Parish     $  868      $72,000
                                    John Keffer           $1,155      $54,250
BROWN ADVISORY INTERMEDIATE INCOME
  FUND
                                    Costas Azariadis      $1,474      $54,250
                                    James C. Cheng        $1,474      $54,250
                                    J. Michael Parish     $1,960      $72,000
                                    John Keffer           $1,474      $54,250

F. INVESTMENT ADVISORS

1. SERVICES OF ADVISOR AND SUB-ADVISORS

The Advisor serves as investment advisor to each Fund pursuant to investment advisory agreements with the Trust (each an "Advisory Agreement"). Under the applicable Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

Cardinal Capital Management LLC ("Cardinal") is the Sub-Advisor for Brown Advisory Small-Cap Value Fund. Munder Capital Management ("Munder") is the Sub-Advisor for Brown Advisory Core International Fund. Subject to the oversight of the Board and the Advisor, each Sub-Advisor makes decisions regarding the investment and reinvestment of the respective Fund's assets allocated to it for management by the Advisor.

2. OWNERSHIP OF ADVISOR AND SUB-ADVISORS

The Advisor is a fully owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), a trust company operating under the laws of Maryland. BIAT is a fully owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. BIAT may be considered an affiliate of each Fund because of its power to vote in excess of 25% of each Fund's shares. The term "Brown" shall mean the Advisor, BIAT and Brown Advisory Holdings Incorporated and their respective affiliates, collectively.

Cardinal, a Delaware limited liability company, was organized in 1995. Cardinal is owned and controlled by Amy K. Minella, Eugene Fox, III, and Robert B. Kirkpatrick, each a managing director thereof.

Munder is a Delaware general partnership formed in 1985. As of the date of this SAI, the partners of Munder are Munder Capital Holdings, LLC, which owns approximately 99.5% of Munder, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of Munder. As of June 30, 2007, the ownership of Munder was as follows: Munder employees hold partnership units representing 20.3% of the firm's value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm's value; and other minority-interest investors hold units totaling 12.6% of the value.

3. INFORMATION REGARDING PORTFOLIO MANAGERS

The following information regarding each Fund's portfolio managers has been provided by the Advisor or by the applicable Sub-Advisor.

OTHER ACCOUNTS UNDER MANAGEMENT. As of May 31, 2007, no Advisor portfolio manager that retained decision making authority over a Fund's management served as a portfolio manager for any other registered investment companies or for any pooled investment vehicles. As of the same date, each portfolio manager serviced other accounts as follows:


                                                    # OF       VALUE OF
                                                   OTHER        OTHER
                 PORTFOLIO MANAGER                ACCOUNTS     ACCOUNTS
                 -----------------                -------- ------------
    Richard M. Bernstein, CFA                       206    $830,240,000
    Kenneth M. Stuzin                               280    $558,052,000/(1)/
    Paul D. Corbin                                   72    $443,765,000
    Christopher A. Berrier                           26    $442,409,000
    Timothy W. Hathaway, CFA                         26    $442,409,000
    Monica M. Hausner                                 7    $ 98,462,000
    David B. Powell, CFA                              0    $          0



/(1)/As of April 30, 2008


As of May 31, 2007, no account serviced by an Advisor portfolio manager referenced in the above chart paid a performance based management fee.

As of May 31, 2007, no Cardinal portfolio manager serviced any other registered investment companies. As of the same date, Cardinal portfolio managers serviced 2 other pooled vehicle with assets of $96 million and 95 other accounts with combined assets of $1,568 million. As of May 31, 2007, no account serviced by a Cardinal portfolio manager paid a performance based management fee.


As of April 30, 2008, each Munder portfolio manager serviced accounts as follows:



                     REGISTERED            POOLED
                     INVESTMENT          INVESTMENT                         TOTAL MARKET     TOTAL
                      COMPANIES           VEHICLES             OTHER           VALUE      NUMBER /(1)/
                  ----------------- -------------------  ----------------- -------------- -----------
Portfolio Manager  Market Value No.   Market Value  No.   Market Value No.
Remi Browne       $ 682,453,712   4 $2,576,799,814*   8* $ 289,208,510   6 $3,548,462,037     18
Pete Carpenter    $ 672,852,175   3 $2,576,799,814*   8* $ 284,940,049  12 $3,534,592,039     23
Bob Cerow         $ 672,852,175   3 $2,576,799,814*   8* $ 284,165,228  11 $3,533,817,218     22
Pete Collins      $ 672,852,175   3 $2,576,799,814*   8* $ 284,032,120   2 $3,533,684,110     13
John Evers        $ 672,852,175   3 $2,576,799,814*   8* $ 284,287,539  10 $3,533,939,529     21
Dan LeVan         $ 675,038,550   4 $2,576,799,814*   8* $ 287,250,393  15 $3,539,088,758     27
Jeff Sullivan     $ 672,852,175   3 $2,576,799,814*   8* $ 284,193,524   7 $3,533,845,514     18



/(1)/ If an account is managed by a team, the total numbers of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

*   Includes an account with a performance based fee.

CONFLICTS OF INTEREST FOR PORTFOLIO MANAGERS Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. An Advisor and each Subadvisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, each Sub-Adviser determines which broker to use to execute each order. However, a Sub-Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

CONFLICTS OF INTEREST RELATED TO MUNDER PORTFOLIO MANAGERS. As indicated above, Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

   . POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND MUNDER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

       If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable for Munder and/or Pierce Street than the Brown Advisory Core International Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management team makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio managers also may have an incentive to trade Advisor Compensatory Accounts or personal investments before or after the Brown Advisory Core International Fund (i.e., front run) in order to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Brown Advisory Core International Fund's trading activity. In addition, the portfolio management team may take a short position in a security on behalf of the Brown Advisory Core International Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

   . POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS: Even if there is no financial or other advantage to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets that use different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for another client's interests. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

       Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Munder, Pierce Street and portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS. Each portfolio manager of the Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor's management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor's business. When evaluating a portfolio manager's performance the Advisor compares the pre-tax performance of a portfolio manager's accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1,3, and 5 year periods. Accounts managed in the below referenced styles are typically compared to the following indices:

       Large-Cap Growth               Russell 1000(R) Growth Index
       Large-Cap Value                Russell 1000(R) Value Index
       Small-Cap Growth               Russell 2000(R) Growth Index
       Opportunity Fund               Russell 3000(R) Growth Index
       Maryland Bond                  Lehman Brothers 1-10 Yr Blended
                                      Municipal Bond Index
       Intermediate Income            Lehman Brothers Intermediate
                                      Aggregate Index

All portions of a portfolio manager's compensation package are paid by the Advisor and not by any client account.

Each Cardinal portfolio manager receives a compensation package that includes: base cash salary (fixed), variable performance bonus and a cash percentage of the firm's profits based on the equity participation in the firm. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio manager's compensation package is paid by Cardinal and not by any client account.

MUNDER CAPITAL MANAGEMENT: The compensation package for the members of Munder's portfolio management team has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of Munder's portfolio management team are eligible to earn a performance bonus. Bonuses for all members of the portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success. The portfolio managers and analysts will receive a guaranteed minimum compensation through early 2010, and are eligible for additional compensation bonuses based on fees received by Munder, investment performance and new account openings.

Key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

PORTFOLIO MANAGERS OWNERSHIP IN THE FUND. As of May 31, 2007, each portfolio manager that retained decision making authority over a Fund's management beneficially owned shares of each Fund as summarized in the following table:

                                                              DOLLAR RANGE OF
                                                                 BENEFICIAL
                                                              OWNERSHIP IN THE
                                                               CORRESPONDING
                                                               FUND AS OF MAY
                   FUND/PORTFOLIO MANAGER                         31, 2007
                   ----------------------                     -----------------
 BROWN ADVISORY GROWTH EQUITY FUND
 Geoffrey R.B. Carey, CFA                                     $  10,001-$50,000
 BROWN ADVISORY VALUE EQUITY FUND
 Richard M. Bernstein, CFA                                    $100,001-$500,000
 BROWN ADVISORY SMALL-CAP GROWTH FUND
 Christopher A. Berrier                                       $100,001-$500,000
 Timothy W. Hathaway, CFA                                     $100,001-$500,000

                                                           DOLLAR RANGE OF
                                                              BENEFICIAL
                                                           OWNERSHIP IN THE
                                                            CORRESPONDING
                                                            FUND AS OF MAY
                   FUND/PORTFOLIO MANAGER                      31, 2007
                   ----------------------                  -----------------
   BROWN ADVISORY SMALL-CAP VALUE FUND
   Amy K. Minella                                                None
   Eugene Fox, III........................................       None
   Robert B. Kirkpatrick, CFA.............................       None
   BROWN ADVISORY OPPORTUNITY FUND
   David Powell, CFA                                       $50,001-$100,000
   BROWN ADVISORY CORE INTERNATIONAL FUND
   Remi J. Browne, CFA                                           None
   Peter S. Carpenter, CFA                                       None
   Jeffrey Sullivan, CFA                                         None
   Daniel LeVan, CFA                                             None
   John Evers, CFA                                               None
   Darryl R. Oliver, CFA
   BROWN ADVISORY MARYLAND BOND FUND
   Monica M. Hausner                                             None
   Paul D. Corbin                                                None
   BROWN ADVISORY INTERMEDIATE INCOME FUND
   Paul D. Corbin                                          $100,001-$500,000
   Monica M. Hausner                                        $10,001-$50,000

7. FEES

The Advisor's fee is calculated as a percentage of each Fund's average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Advisor's fee is paid monthly based on average net assets for the prior month. A Sub-Advisor's fee is calculated as a percentage of a Fund's average daily net assets allocated to the Sub-Advisor for management but is paid by the Advisor and not the Fund.

In addition to receiving its advisory fee from each Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in each Fund. If you have a separately managed account with the Advisor with assets invested in a Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Advisor, the amount of fees waived by the Advisor, and the actual fees received by the Advisor. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

8. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisor is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Advisor on 60 days' written notice to the Trust. Each Advisory Agreement terminates immediately upon assignment.

Under each Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

9. CONSULTANT

The Brown Advisory Core International Fund Adviser has retained an independent consultant, RDK Strategies, LLC, for investment consultant services to:
(1) facilitate the initial selection of sub-advisors for the Fund; (2) perform ongoing due diligence on each sub-advisor; and (3) make recommendations regarding the allocation and reallocation of the Fund's assets among current and any new subadvisers based on due diligence reviews.

G. DISTRIBUTOR

1. DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of each Fund is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "Purchases through Financial Institutions").

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares. Prior to April 25, 2006, the Distributor received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

Table 2 in Appendix B shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor with respect to A and D Shares. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

2. DISTRIBUTION PLAN - (A AND D SHARES)

The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or any other entity approved by the board (collectively, "payees") as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund and 0.25% of the average daily net assets of D Shares of Brown Advisory Small-Cap Growth Fund, A Shares of Brown Advisory Opportunity Fund and A Shares of Brown Advisory Intermediate Income Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of those Funds with A or D Shares. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier, an officer of the Trust, has an ownership interest in the Distributor and as such has a direct financial interest in the operations of the plan due to his ownership interests.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of a Fund's shares and
(2) providing services to holders of shares related to their investment in a Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of a Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of a Fund's shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A and D Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to a Fund's A Shares or D Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Fund's A Shares or D Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. No other payee received compensation from the Fund pursuant to the

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plan during the most recently completed fiscal year. The data provided are for the most recently completed fiscal year end.

3. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), and an Anti-Money Laundering Compliance Officer ("AMLCO") and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO, AMLCO, PEO, and PFO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund;
(ii) $27,500 per year and (iii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

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Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate for compliance services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

H. OTHER FUND SERVICE PROVIDERS

1. ADMINISTRATOR AND ACCOUNTANT

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust. The Administrator administers the Trust's operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to,
(1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight;
(3) overseeing the preparation and filing of the Trust's tax returns and the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisers, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citigroup is not liable to the Trust or the Trust's shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citigroup) are indemnified by the Trust against any and all claims and expenses related to Citigroup's actions or omissions that are consistent with Citigroup's contractual standard of care.

Under the Citi Agreement, in calculating the Fund's NAV, Citigroup is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citigroup will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citigroup is not liable for the errors of others, including the companies that supply security prices to Citigroup and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citigroup a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in

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Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to pay Citigroup's fees out of its advisory fee.

Table 5 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

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2. TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

3. CUSTODIAN

Brown Investment Advisory & Trust Company ("BIAT"), an affiliate of the Advisor, is the Custodian for each Fund except Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund and safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

Citibank, N.A. is the Custodian for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund

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

investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees. For its services, Citibank, N.A. receives a monthly maintenance fee of $600, plus certain other transaction fees and asset-based fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

4. LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, is the independent registered public accounting firm for each Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

4. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor or Sub-Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor or Sub-Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Advisor, Sub-Advisor or distributor. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

C. ADVISOR RESPONSIBILITY FOR PURCHASES AND SALES

The Advisor or Sub-Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor or Sub-Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by each Sub-Advisor or Advisor in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.


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The Advisor or Sub-Advisor seeks "best execution" for all portfolio transactions. This means that the Advisor or Sub-Advisor seeks the most favorable price and execution available. The Advisor's or Sub-Advisor's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, each Advisor or Sub-Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and each Advisor's or Sub-Advisor's duties, an Advisor or Sub-Advisor may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.

The Advisor or Sub-Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. OBTAINING RESEARCH FROM BROKERS

The Advisor or Sub-Advisor has full brokerage discretion. The Advisor or Sub-Advisor evaluates the range and quality of a broker's services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor or Sub-Advisor may give consideration to research services furnished by brokers to the Advisor or Sub-Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment an Advisor's or Sub-Advisor's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor or Sub-Advisor accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor or Sub-Advisor fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because an Advisor or a Sub-Advisor will follow a limited number of securities most of the commission dollars spent research will directly benefit clients and the Fund's investors.

F. COUNTERPARTY RISK

The Advisor or Sub-Advisor monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. TRANSACTIONS THROUGH AFFILIATES

The Advisor or Sub-Advisor may effect transactions through affiliates of the Advisor or Sub-Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. OTHER ACCOUNTS OF THE ADVISOR OR SUB-ADVISOR

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or Sub-Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor's or Sub-Advisor's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the

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Fund and other client accounts managed by an Advisor or Sub-Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. PORTFOLIO TURNOVER

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Each Fund's annual portfolio turnover rates for the last 5 years are included in the "Financial Highlights" section of the Fund's prospectus.

J. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or
(3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund's holdings of those securities as of each Fund's most recent fiscal year.

K. PORTFOLIO HOLDINGS

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of a Fund's annual and semi-annual fiscal periods are reported to the SEC on form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of a Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Advisor makes publicly available, on a quarterly basis, information regarding a Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holding information is made available through the Fund or Advisor's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Funds. This quarterly holdings information is released within 15 days after the quarter end.

A Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund's operation that the Fund has retailed them to perform. The Fund's Advisor, who manages the Fund's portfolio, has regular and continuous access to a Fund's portfolio holdings. In addition, the Fund's Advisor, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to a Fund's nonpublic portfolio holdings information on an ongoing basis. A Fund's Trustees and officers, legal counsel to a Fund and to the Independent Trustees, and a Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Advisor also may disclose nonpublic information regarding a Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients")

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that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential;
(2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by s Fund, nor, to the Fund's knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund's portfolio holdings. In addition, a Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

5. PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund class are sold on a continuous basis by the Distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Advisor's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

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2. UGMAs/UTMAs

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D. NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by an independent pricing service. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

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Interests in Pooled Investment Vehicles will be subject to fair valuation. In general, the fair value of such interests will be equal to the amount that the Fund could reasonably expect to receive from the vehicle itself in a redemption or from a third party in a sale, at the time of valuation, based on information that is available at the time of the valuation and that the Fund reasonably believes to be reliable. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle's valuation policies and procedures, in addition to any other relevant information available at the time of valuation.

E. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of the Fund is May 31 (the same as each Fund's fiscal year end).

1. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

.. The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

.. The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

.. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) and as appearing in the following table may be used to offset any current capital gain (whether short- or long-term). Any such losses may not be carried back from May 31, 2007.

As of May 31, 2007, the capital loss carryovers available to offset future capital gains are as follows:

                    EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING  EXPIRING   EXPIRING
                      2008      2009        2010        2011        2012       2013      2014       2015
                    -------- ----------- ----------- ----------- ----------- -------- ----------- --------
Growth Equity Fund  $     -- $        -- $        -- $ 2,869,043 $ 2,684,424 $     -- $        -- $     --
Small-Cap Growth
Fund                      --          --          --          --   7,825,328       --          --       --
Opportunity Fund          --  14,711,506  20,954,523  35,701,503  22,992,793  458,257  32,106,135       --
Maryland Bond Fund        --          --          --          --          --       --          --   74,696
Intermediate Income
Fund                 764,387          --          --          --          --       --     489,245  566,454

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of th Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If Brown Advisory Core International Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I. FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

J. MARYLAND TAXES (BROWN ADVISORY MARYLAND BOND FUND)

Distributions attributable to interest received by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund's other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland's tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

If you borrow money to purchase or carry shares of the Fund, the interest on your debt generally is not deductible for Federal income tax purposes.

7. OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


 Absolute Strategies Fund /(1)/          Dover Long/Short Sector Fund /(6)/
 Adams Harkness Small Cap Growth Fund    Dover Responsibility Fund /(6)/
 Austin Global Equity Fund               Flag Investors - Equity Opportunity
                                         Fund /(6)/
 Auxier Focus Fund /(2)/                 Flag Investors - Income Opportunity
                                         Fund /(6)/
 Brown Advisory Growth Equity Fund /(3)/ Fountainhead Special Value Fund Brown Advisory Intermediate
 Income Fund /(3)/                       Golden Large Core Fund /(7)/
 Brown Advisory Core International Fund
 /(4)/                                   Golden Small Core Fund /(7)/
 Brown Advisory Maryland Bond Fund /(4)/ Grisanti Brown Value Fund /(7)/
 Brown Advisory Opportunity Fund /(3)/   Jordan Opportunity Fund
                                         Liberty Street Horizon Fund /(1)/
 Brown Advisory Small-Cap Growth Fund
 /(5)/                                   Merk Hard Currency Fund /(7)/
 Brown Advisory Small-Cap Value Fund     Merk Asian Currency Fund /(8)/
 /(3)/                                   Payson Total Return Fund
 Brown Advisory Value Equity Fund /(3)/  Polaris Global Value Fund
 DF Dent Premier Growth Fund
                                         Winslow Green Growth Fund /(7)/
                                         Winslow Green Solutions Fund/(4)/

--------
/(1)/The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.

/(2)/The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.

/(3)/The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A Shares of Brown Advisory Opportunity Fund are not publicly offered.

/(4)/The Trust registered for sale shares of beneficial interest in an Institutional class of this series.

/(5)/The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

/(6)/The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.

/(7)/The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.

/(8)/The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the series and class will continue indefinitely until terminated.

2. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. FUND OWNERSHIP

As of February 28, 2008, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of March 6, 2008, certain shareholders of record owned 5% or more of the shares of the Fund class. Shareholders known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund class are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of March 6, 2008, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

                                                                                                               PERCENTAGE
                                                                                                                OF FUND
                           FUND                                          SHAREHOLDER AND ADDRESS                 OWNED
                           ----                             -------------------------------------------------- ----------

Brown Advisory Growth Equity Fund Institutional Shares      Brown Investment Advisory and Trust Co FBO Clients   88.95

Brown Advisory Growth Equity Fund A Shares                  First Clearing LLC                                   99.00

Brown Advisory Value Equity Fund Institutional Shares       Brown Investment Advisory and Trust Co FBO Clients   88.86

Brown Advisory Value Equity Fund A Shares                   First Clearing LLC                                   99.97

Brown Advisory Small-Cap Growth Fund Institutional Shares   Brown Investment Advisory and Trust Co FBO Clients   91.03

Brown Advisory Small-Cap Growth Fund D Shares               Pershing, LLC                                        28.76

Brown Advisory Small-Cap Growth Fund D Shares               First Clearing LLC                                   25.64

Brown Advisory Small-Cap Growth Fund A Shares               First Clearing LLC                                   99.09

Brown Advisory Small-Cap Value Fund Institutional Shares    Brown Investment Advisory and Trust Co FBO Clients   88.33

Brown Advisory Opportunity Fund Institutional Shares        Brown Investment Advisory                            59.07

Brown Advisory Core International Fund Institutional Shares Brown Investment Advisory and Trust Co FBO Clients   96.84

Brown Advisory Maryland Bond Fund Institutional Shares      Brown Investment Advisory and Trust Co FBO Clients   84.36

Brown Advisory Intermediate Income Institutional Shares     Brown Investment Advisory and Trust Co FBO Clients   84.83

Brown Advisory Intermediate Income A Shares                 First Clearing LLC                                   57.65

C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust, the Advisor and each Sub-Advisor are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2007 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC's website at www.sec.gov.

E. CODE OF ETHICS

The Trust, the Advisor, each Sub-Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor, each Sub-Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. FINANCIAL STATEMENTS


The financial statements of each Fund for the year ended May 31, 2007, and the fiscal period ended November 30, 2007 are included in the Fund's Annual Report and Semi-Annual Report (unaudited) to shareholders, and are incorporated herein by reference. The financial statements include the schedule of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A. CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1. MOODY'S

   Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

   A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds that are rated Baa are considered as medium-grade obligations
       (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba  Bonds that are rated Ba are judged to have speculative elements;
       their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. S&P

  AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC   An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

B. PREFERRED STOCK

1. MOODY'S

   Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   Aa An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

   A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2. S&P

   AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
   AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
   A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
   BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

 BB     Preferred stock rated BB, B, and CCC is regarded, on balance, as
 B, CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

 C      A preferred stock rated C is a nonpaying issue.

 D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

 N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

 Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 C.     SHORT TERM RATINGS

 1.     MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   .   Leading market positions in well-established industries.

   .   High rates of return on funds employed.

   . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Issuers rated Not Prime do not fall within any of the Prime rating Prime categories.

2. S&P

   A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of advisory fees accrued by each Fund, the amount of fee that was waived by the Advisor, if any, and the actual fees received by the Advisor.

                                                  ADVISORY  ADVISORY  ADVISORY
                                                    FEE       FEE       FEE
                     FUND                         ACCRUED    WAIVED   RETAINED
                     ----                        ---------- -------- ----------
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended May 31, 2007                          $  471,456 $13,379  $  458,077
Year Ended May 31, 2006                          $  371,178 $ 2,363  $  368,815
Year Ended May 31, 2005                          $  329,863 $35,779  $  294,084
BROWN ADVISORY VALUE EQUITY FUND
Year Ended May 31, 2007                          $1,375,467 $ 9,686  $1,365,781
Year Ended May 31, 2006                          $1,053,723 $ 2,460  $1,051,263
Year Ended May 31, 2005                          $  870,413 $14,344  $  856,069
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended May 31, 2007                          $1,403,822 $16,980  $1,386,842
Year Ended May 31, 2006                          $1,323,158 $ 2,136  $1,321,022
Year Ended May 31, 2005                          $1,220,940 $     0  $1,220,940
BROWN ADVISORY SMALL-CAP VALUE FUND
Year Ended May 31, 2007                          $1,258,207 $15,347  $1,242,860
Year Ended May 31, 2006                          $1,017,097 $ 2,052  $1,015,045
Year Ended May 31, 2005                          $  606,490 $46,128  $  560,362
BROWN ADVISORY OPPORTUNITY FUND
Year Ended May 31, 2007                          $  173,047 $79,708  $   93,339
Year Ended May 31, 2006                          $  259,170 $39,080  $  220,090
BROWN ADVISORY CORE INTERNATIONAL FUND
Year Ended May 31, 2007                          $3,200,501 $     0  $3,200,501
Year Ended May 31, 2006                          $2,491,474 $     0  $2,491,474
Year Ended May 31, 2005                          $1,578,661 $35,667  $1,542,994

                                                     ADVISORY ADVISORY ADVISORY
                                                       FEE      FEE      FEE
                       FUND                          ACCRUED   WAIVED  RETAINED
                       ----                          -------- -------- --------
BROWN ADVISORY MARYLAND BOND FUND
Year Ended May 31, 2007                              $424,888 $74,879  $350,009
Year Ended May 31, 2006                              $385,931 $     0  $385,931
Year Ended May 31, 2005                              $361,813 $41,888  $319,925
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year Ended May 31, 2007                              $502,676 $     0  $502,676
Year Ended May 31, 2006                              $429,664 $     0  $429,664
Year Ended May 31, 2005                              $347,554 $43,326  $304,228

TABLE 2 - FRONT-END SALES CHARGES (A SHARES AND D SHARES)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of A and D Shares.

                                                    AGGREGATE
                                                      SALES    AMOUNT  REALLOWED
                       FUND                          CHARGE   RETAINED  AMOUNT
                       ----                         --------- -------- ---------
BROWN ADVISORY GROWTH EQUITY FUND - A SHARES
Year Ended May 31, 2007                              $32,065  -$ 3,293  $35,358
Year Ended May 31, 2006                              $     0   $     0  $     0

BROWN ADVISORY VALUE EQUITY FUND - A SHARES
Year Ended May 31, 2007                              $51,063  -$ 5,696  $56,759
Year Ended May 31, 2006                              $     0   $     0  $     0

BROWN ADVISORY SMALL-CAP GROWTH FUND - A SHARES
Year Ended May 31, 2007                              $10,122  -$ 1,542  $11,665
Year Ended May 31, 2006                              $     0   $     0  $     0

BROWN ADVISORY SMALL-CAP GROWTH FUND - D SHARES
Year Ended May 31, 2007                              $     0   $     0  $     0
Year Ended May 31, 2006                              $   948   $   948  $     0
Year Ended May 31, 2005                              $18,216   $ 1,920  $16,296

BROWN ADVISORY SMALL-CAP VALUE FUND - A SHARES
Year Ended May 31, 2007                              $17,406   $    23  $17,383
Year Ended May 31, 2006                              $     0   $     0  $     0

BROWN ADVISORY INTERMEDIATE INCOME FUND - A SHARES
Year Ended May 31, 2007                              $29,486  -$10,111  $39,587
Year Ended May 31, 2006                              $     0   $     0  $     0
Year Ended May 31, 2005                              $ 9,069   $ 1,059  $ 8,010

TABLE 3 - RULE 12B-1 FEES (A SHARES AND D SHARES)

The following tables show the dollar amount of fees paid to the Distributor by D Shares, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The amounts stated below were compensations to Broker/Dealers and none were for (i) advertising;
(ii) printing and mailing of prospectuses to other than current shareholders;
(iii) compensation to underwriters; (iv) compensation to sales personnel;
(v) interest, carrying, or other financing charges; and (vi) other.

                                                                        12B-1
                                                   12B-1 FEE 12B-1 FEE   FEE
                      FUND                           PAID     WAIVED   RETAINED
                      ----                         --------- --------- --------
BROWN ADVISORY GROWTH EQUITY FUND - A SHARES
Year Ended May 31, 2007                             $14,190     $0     $14,190
Year Ended May 31, 2006                             $   199     $0     $   199

BROWN ADVISORY VALUE EQUITY FUND - A SHARES
Year Ended May 31, 2007                             $18,897     $0     $18,897
Year Ended May 31, 2006                             $   362     $0     $   362

BROWN ADVISORY SMALL-CAP GROWTH FUND - A SHARES
Year Ended May 31, 2007                             $ 2,606     $0     $ 2,606
Year Ended May 31, 2006                             $   105     $0     $   105

BROWN ADVISORY SMALL-CAP GROWTH FUND - D SHARES
Year Ended May 31, 2007                             $33,330     $0     $33,330
Year Ended May 31, 2006                             $38,853     $0     $38,853
Year Ended May 31, 2005                             $41,942     $0     $41,942

BROWN ADVISORY SMALL-CAP VALUE FUND - A SHARES
Year Ended May 31, 2007                             $ 2,278     $0     $ 2,278
Year Ended May 31, 2006                             $    25     $0     $    25

BROWN ADVISORY INTERMEDIATE INCOME FUND - A SHARES
Year Ended May 31, 2007                             $42,201     $0     $42,201
Year Ended May 31, 2006                             $39,343     $0     $39,343
Year Ended May 31, 2005                             $45,247     $0     $45,247

TABLE 4 - COMPLIANCE FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived, if any, and the actual fees received. The Compliance Agreement became effective on October 1, 2004.

                                               COMPLIANCE COMPLIANCE COMPLIANCE
                                                  FEE        FEE        FEE
                     FUND                       ACCRUED     WAIVED    RETAINED
                     ----                      ---------- ---------- ----------
 BROWN ADVISORY GROWTH EQUITY FUND
 Year Ended May 31, 2007                        $ 8,369     $  169    $ 8,200
 Year Ended May 31, 2006                        $ 7,635     $3,107    $ 4,528
 Year Ended May 31, 2005                        $ 3,618     $    0    $ 3,618
 BROWN ADVISORY VALUE EQUITY FUND
 Year Ended May 31, 2007                        $14,395     $    0    $14,395
 Year Ended May 31, 2006                        $12,471     $  552    $11,919
 Year Ended May 31, 2005                        $10,031     $    0    $10,031
 BROWN ADVISORY SMALL-CAP GROWTH FUND
 Year Ended May 31, 2007                        $12,254     $    0    $12,254
 Year Ended May 31, 2006                        $12,031     $  683    $11,348
 Year Ended May 31, 2005                        $ 9,953     $    0    $ 9,953
 BROWN ADVISORY SMALL-CAP VALUE FUND
 Year Ended May 31, 2007                        $16,523     $  176    $16,347
 Year Ended May 31, 2006                        $15,396     $3,905    $11,491
 Year Ended May 31, 2005                        $ 6,495     $    0    $ 6,495
 BROWN ADVISORY OPPORTUNITY FUND
 Year Ended May 31, 2007                        $ 4,330     $  114    $ 4,216
 Year Ended May 31, 2006                        $ 1,855     $  652    $ 1,203
 BROWN ADVISORY CORE INTERNATIONAL FUND
 Year Ended May 31, 2007                        $19,557     $    0    $19,557
 Year Ended May 31, 2006                        $23,771     $1,633    $22,138
 Year Ended May 31, 2005                        $15,740     $    0    $15,740

                                               COMPLIANCE            COMPLIANCE
                                                  FEE     COMPLIANCE    FEE
                     FUND                       ACCRUED   FEE WAIVED  RETAINED
                     ----                      ---------- ---------- ----------
 BROWN ADVISORY MARYLAND BOND FUND
 Year Ended May 31, 2007                        $ 9,478     $   88    $ 9,390
 Year Ended May 31, 2006                        $ 9,110     $2,076    $ 7,034
 Year Ended May 31, 2005                        $ 5,961     $    0    $ 5,961

 BROWN ADVISORY INTERMEDIATE INCOME FUND
 Year Ended May 31, 2007                        $12,404     $    0    $12,404
 Year Ended May 31, 2006                        $11,529     $  847    $10,682
 Year Ended May 31, 2005                        $ 8,442     $    0    $ 8,442

TABLE 5 - ADMINISTRATION FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator. For the period of June 1, 2005 through May 31, 2007, amounts reflect the Bundled Fee. For periods prior to June 1, 2005, fees are for administration services rendered.

                                    ADMINISTRATION ADMINISTRATION ADMINISTRATION
               FUND                  FEE ACCRUED     FEE WAIVED    FEE RETAINED
               ----                 -------------- -------------- --------------
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended May 31, 2007                $ 58,348        $    0        $ 58,348
Year Ended May 31, 2006                $ 51,139        $  992        $ 50,147
Year Ended May 31, 2005                $ 43,596        $2,819        $ 40,777

BROWN ADVISORY VALUE EQUITY FUND
Year Ended May 31, 2007                $170,223        $    0        $170,223
Year Ended May 31, 2006                $145,211        $2,852        $142,359
Year Ended May 31, 2005                $105,975        $    0        $105,975

BROWN ADVISORY SMALL-CAP GROWTH
FUND
Year Ended May 31, 2007                $130,445        $    0        $130,445
Year Ended May 31, 2006                $136,805        $2,692        $134,113
Year Ended May 31, 2005                $110,075        $    0        $110,075

BROWN ADVISORY SMALL-CAP VALUE FUND
Year Ended May 31, 2007                $116,823        $    0        $116,823
Year Ended May 31, 2006                $105,791        $3,097        $102,694
Year Ended May 31, 2005                $ 57,091        $   55        $ 57,036

BROWN ADVISORY OPPORTUNITY FUND
Year Ended May 31, 2007                $ 16,121        $    0        $ 16,121
Year Ended May 31, 2006                $  8,156        $    3        $  8,153

BROWN ADVISORY CORE INTERNATIONAL
FUND
Year Ended May 31, 2007                $299,311        $    1        $299,310
Year Ended May 31, 2006                $245,531        $5,100        $240,431
Year Ended May 31, 2005                $142,993        $    0        $142,993

BROWN ADVISORY MARYLAND BOND FUND
Year Ended May 31, 2007                $ 79,016        $    0        $ 79,016
Year Ended May 31, 2006                $ 79,920        $1,619        $ 78,301
Year Ended May 31, 2005                $ 66,100        $    0        $ 66,100

                                    ADMINISTRATION ADMINISTRATION ADMINISTRATION
               FUND                  FEE ACCRUED     FEE WAIVED    FEE RETAINED
               ----                 -------------- -------------- --------------
BROWN ADVISORY INTERMEDIATE INCOME
FUND
Year Ended May 31, 2007                $133,520        $    0        $133,520
Year Ended May 31, 2006                $126,919        $2,495        $124,424
Year Ended May 31, 2005                $ 90,637        $    0        $ 90,637

TABLE 6 - ACCOUNTING FEES

The following tables show the dollar amount of accounting fees accrued by each Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant. For the period of June 1, 2005 through May 31, 2006, amounts reflect the Bundled Fee. For periods prior to June 1, 2005, fees are for accounting services rendered.

                                            ACCOUNTING  ACCOUNTING  ACCOUNTING
                   FUND                     FEE ACCRUED FEE WAIVED FEE RETAINED
                   ----                     ----------- ---------- ------------
 BROWN ADVISORY GROWTH EQUITY FUND
 Year Ended May 31, 2007                      $24,032       $0       $24,032
 Year Ended May 31, 2006                      $ 7,388       $0       $ 7,388
 Year Ended May 31, 2005                      $27,082       $0       $27,082
 BROWN ADVISORY VALUE EQUITY FUND
 Year Ended May 31, 2007                      $21,259       $0       $21,259
 Year Ended May 31, 2006                      $14,653       $0       $14,653
 Year Ended May 31, 2005                      $35,717       $0       $35,717
 BROWN ADVISORY SMALL-CAP GROWTH FUND
 Year Ended May 31, 2007                      $24,032       $0       $24,032
 Year Ended May 31, 2006                      $18,269       $0       $18,269
 Year Ended May 31, 2005                      $47,093       $0       $47,093
 BROWN ADVISORY SMALL-CAP VALUE FUND
 Year Ended May 31, 2007                      $16,938       $0       $16,938
 Year Ended May 31, 2006                      $11,679       $0       $11,679
 Year Ended May 31, 2005                      $28,410       $0       $28,410
 BROWN ADVISORY OPPORTUNITY FUND
 Year Ended May 31, 2007                      $ 2,800       $0       $ 2,800
 Year Ended May 31, 2006                      $ 1,249       $0       $ 1,249
 BROWN ADVISORY CORE INTERNATIONAL FUND
 Year Ended May 31, 2007                      $53,668       $0       $53,668
 Year Ended May 31, 2006                      $49,369       $0       $49,369
 Year Ended May 31, 2005                      $64,897       $0       $64,897

                                            ACCOUNTING  ACCOUNTING  ACCOUNTING
                   FUND                     FEE ACCRUED FEE WAIVED FEE RETAINED
                   ----                     ----------- ---------- ------------
 BROWN ADVISORY MARYLAND BOND FUND
 Year Ended May 31, 2007                      $ 7,871       $0       $ 7.871
 Year Ended May 31, 2006                      $ 9,314       $0       $ 9,314
 Year Ended May 31, 2005                      $36,582       $0       $36,582

 BROWN ADVISORY INTERMEDIATE INCOME FUND
 Year Ended May 31, 2007                      $18,273       $0       $18,273
 Year Ended May 31, 2006                      $18,734       $0       $18,734
 Year Ended May 31, 2005                      $49,284       $0       $49,284

TABLE 7 - COMMISSIONS

The following tables show the aggregate brokerage commissions of each Fund.

                                               TOTAL
                                             BROKERAGE
                                            COMMISSIONS
                                           ($ ) PAID TO
                                           AN AFFILIATE     % OF
                                           OF AFFILIATE   BROKERAGE      % OF
                                               OF AN     COMMISSIONS TRANSACTIONS
                                           AFFILIATE THE PAID TO AN  EXECUTED BY
                                               FUND,      THE FUND,  OF THE FUND,
                                  TOTAL      ADVISOR/     ADVISOR/     ADVISOR/
                                BROKERAGE   SUB-ADVISOR  SUB-ADVISOR SUB-ADVISOR
                               COMMISSIONS      OR           OR           OR
            FUND                   ($)      DISTRIBUTOR  DISTRIBUTOR DISTRIBUTOR
            ----               ----------- ------------- ----------- ------------
BROWN ADVISORY GROWTH EQUITY
FUND
Year Ended May 31, 2007         $ 44,992        $0            0%          0%
Year Ended May 31, 2006         $ 59,157        $0            0%          0%
Year Ended May 31, 2005         $ 49,911        $0            0%          0%

BROWN ADVISORY VALUE EQUITY
FUND
Year Ended May 31, 2007         $191,050        $0            0%          0%
Year Ended May 31, 2006         $340,179        $0            0%          0%
Year Ended May 31, 2005         $315,890        $0            0%          0%

BROWN ADVISORY SMALL-CAP
GROWTH FUND
Year Ended May 31, 2007         $303,773        $0            0%          0%
Year Ended May 31, 2006/(1)/    $394,353        $0            0%          0%
Year Ended May 31, 2005/(1)/    $184,014        $0            0%          0%

BROWN ADVISORY SMALL-CAP
VALUE FUND
Year Ended May 31, 2007         $240,973        $0            0%          0%
Year Ended May 31, 2006         $215,482        $0            0%          0%
Year Ended May 31, 2005         $195,783        $0            0%          0%

BROWN ADVISORY OPPORTUNITY
FUND
Year Ended May 31, 2007         $ 65,751        $0            0%          0%
Period Ended May 31, 2006       $ 19,930        $0            0%          0%

                                               TOTAL
                                             BROKERAGE
                                            COMMISSIONS
                                           ($ ) PAID TO
                                           AN AFFILIATE     % OF
                                           OF AFFILIATE   BROKERAGE      % OF
                                               OF AN     COMMISSIONS TRANSACTIONS
                                           AFFILIATE THE PAID TO AN  EXECUTED BY
                                               FUND,      THE FUND,  OF THE FUND,
                                  TOTAL      ADVISOR/     ADVISOR/     ADVISOR/
                                BROKERAGE   SUB-ADVISOR  SUB-ADVISOR SUB-ADVISOR
                               COMMISSIONS      OR           OR           OR
            FUND                   ($)      DISTRIBUTOR  DISTRIBUTOR DISTRIBUTOR
            ----               ----------- ------------- ----------- ------------
BROWN ADVISORY CORE
INTERNATIONAL FUND
Year Ended May 31, 2007         $293,777        $0            0%          0%
Year Ended May 31, 2006         $330,742        $0            0%          0%
Year Ended May 31, 2005         $497,823        $0            0%          0%

                                               TOTAL
                                             BROKERAGE
                                            COMMISSIONS
                                           ($ ) PAID TO
                                           AN AFFILIATE     % OF
                                           OF AFFILIATE   BROKERAGE      % OF
                                               OF AN     COMMISSIONS TRANSACTIONS
                                           AFFILIATE THE PAID TO AN  EXECUTED BY
                                               FUND,      THE FUND,  OF THE FUND,
                                  TOTAL      ADVISOR/     ADVISOR/     ADVISOR/
                                BROKERAGE   SUB-ADVISOR  SUB-ADVISOR SUB-ADVISOR
                               COMMISSIONS      OR           OR           OR
            FUND                   ($)      DISTRIBUTOR  DISTRIBUTOR DISTRIBUTOR
            ----               ----------- ------------- ----------- ------------
BROWN ADVISORY MARYLAND BOND
FUND
Year Ended May 31, 2007            $0           $0            0%          0%
Year Ended May 31, 2006            $0           $0            0%          0%
Year Ended May 31, 2005            $0           $0            0%          0%

BROWN ADVISORY INTERMEDIATE
INCOME
FUND
Year Ended May 31, 2007            $0           $0            0%          0%
Year Ended May 31, 2006            $0           $0            0%          0%
Year Ended May 31, 2005            $0           $0            0%          0%

/(1)/ The increase in commissions during fiscal years ended May 31, 2006 and May 31, 2005, are attributable to the increased turnover in the Fund. The portfolio turnover increase is primarily due to a change in the portfolio manager structure for this Fund. In September 2005, two portfolio managers were appointed co-chairmen of the Fund and the increased turnover & commissions is reflective of this transition.

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund's holdings of those securities as of the Fund's most recent fiscal year.

                                                     REGULAR BROKER VALUE
                           FUND                        OR DEALER    HELD
                           ----                      -------------- -----
       Brown Advisory Growth Equity Fund                  None
       Brown Advisory Value Equity Fund                   None
       Brown Advisory Small-Cap Growth Fund               None
       Brown Advisory Small-Cap Value Fund                None
       Brown Advisory Opportunity Fund                    None
       Brown Advisory Core International Fund             None
       Brown Advisory Real Estate Fund                    None
       Brown Advisory Maryland Bond Fund                  None
       Brown Advisory Intermediate Income Fund            None

TABLE 9 - 5% SHAREHOLDERS

The following tables lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of March 6, 2008.

                                                                     PERCENTAGE
                                                                      OF CLASS
                FUND                     SHAREHOLDER AND ADDRESS       OWNED
                ----                   ----------------------------  ----------

Brown Advisory Growth Equity Fund      Brown Investment Advisory       88.95
Institutional Shares                   and Trust Co
                                       901 South Bond Street,
                                       Ste 400 Baltimore,
                                       MD 21231

Brown Advisory Growth Equity Fund      Prudential Investment           8.73
Institutional Shares                   Management Service
                                       FBO Mutual Fund Clients
                                       Gateway Center 3-11th Floor
                                       100 Mulberry Street
                                       Academy, NJ 07102

                                                                    PERCENTAGE
                                                                     OF CLASS
            FUND                     SHAREHOLDER AND ADDRESS          OWNED
            ----               -----------------------------------  ----------
Brown Advisory Growth          First Clearing, LLC                    99.00
Equity Fund                    Wachovia
A Shares                       10700 Wheat First Drive
                               Glen Allen, VA 23060

                                                                    PERCENTAGE
                                                                     OF CLASS
          FUND                     SHAREHOLDER AND ADDRESS            OWNED
          ----             ---------------------------------------  ----------
Brown Advisory Value       Brown Investment Advisory and Trust Co     88.86
  Equity Fund -            FBO Clients
  Institutional Shares     901 South Bond Street, Ste 400
                           Baltimore, MD 21231

Brown Advisory Value       First Clearing, LLC                        99.97
  Equity Fund - A Shares   Wachovia
                           10700 Wheat First Drive
                           Glen Allen, VA 23060

Brown Advisory Small-Cap   Brown Investment Advisory and Trust Co     91.03
  Growth Fund -            FBO Clients
  Institutional Shares     901 South Bond Street, Ste 400
                           Baltimore, MD 21231

Brown Advisory Small-Cap   Pershing, LLC                              28.76
  Growth Fund D Shares     One Pershing Plaza
                           Jersey City, NJ 07399

                                                                     PERCENTAGE
                                                                      OF CLASS
            FUND                     SHAREHOLDER AND ADDRESS           OWNED
            ----              -------------------------------------- ----------
Brown Advisory Small-Cap      First Clearing, LLC                      25.64
  Growth Fund                 Wachovia
  D Shares                    10700 Wheat First Drive
                              Glen Allen, VA 23060

Brown Advisory Small-Cap      RBC Dain Rauscher Inc.                   5.06
  Growth Fund                 60 South Sixth St.
  D Shares                    Minneapolis, MN 55402 4422

Brown Advisory Small-Cap      First Clearing, LLC                      99.09
  Growth Fund                 Wachovia
  A Shares                    10700 Wheat First Drive
                              Glen Allen, VA 23060

Brown Advisory Small-Cap      Brown Investment Advisory and Trust Co   81.33
  Value Fund                  FBO Clients
  Institutional Shares        901 South Bond Street, Ste 400
                              Baltimore, MD 21231

Brown Advisory Small-Cap      Charles Schwab Co Inc                    8.03
  Value Fund                  101 Montgomery Street
  Institutional Shares        San Francisco, CA 94104

Brown Advisory Small-Cap      First Clearing, LLC                      99.09
  Value Fund                  Wachovia
  A Shares                    10700 Wheat First Drive
                              Glen Allen, VA 23060

                                                                     PERCENTAGE
                                                                      OF CLASS
              FUND                     SHAREHOLDER AND ADDRESS         OWNED
              ----                 --------------------------------  ----------
Brown Advisory Opportunity Fund    Brown Investment Advisory           59.07
  Institutional Shares             901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Opportunity Fund    Prudential Investment               11.85
  Institutional Shares             Management Service Gateway
                                   Center 3-11th Floor
                                   100 Mulberry Street
                                   Newark, NJ 07102

Brown Advisory Opportunity Fund    Charles Schwab Co Inc               5.93
  Institutional Shares             101 Montgomery Street
                                   San Francisco, CA 94104

Brown Advisory Core International  Brown Investment Advisory &         96.84
  Fund Institutional Shares        Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Maryland Bond Fund  Brown Investment Advisory &         84.36
  Institutional Shares             Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

Brown Advisory Maryland Bond Fund  First Clearing, LLC                 7.20
  Institutional Shares             Wachovia
                                   10700 Wheat First Drive
                                   Glen Allen, VA 23060

Brown Advisory Intermediate Income Brown Investment Advisory &         84.83
  Fund Institutional Shares        Trust Co
                                   FBO Clients
                                   901 South Bond Street, Ste
                                   400
                                   Baltimore, MD 21231

                                                                    PERCENTAGE
                                                                     OF CLASS
            FUND                     SHAREHOLDER AND ADDRESS          OWNED
            ----               -----------------------------------  ----------
Brown Advisory Intermediate    Prudential Investment Management       10.13
  Income Fund Institutional    Service Gateway Center 3-11th Floor
  Shares                       100 Mulberry Street
                               Newark, NJ 07102

Brown Advisory Intermediate    First Clearing, LLC                    57.65
  Income Fund A Shares         Wachovia
                               10700 Wheat First Drive
                               Glen Allen, VA 23060

Brown Advisory Intermediate    Pershing, LLC                          18.37
  Income Fund A Shares         One Pershing Plaza
                               Jersey City, NJ 07399

APPENDIX C - PROXY VOTING PROCEDURES

FORUM FUNDS
MONARCH FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

JULY 31, 2003
AS AMENDED SEPTEMBER 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) GENERAL

(1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

(2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

(B) ROUTINE MATTERS

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

(4)CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(3) COMMON STOCK INCREASE AUTHORIZATION. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C) NON-ROUTINE MATTERS

(1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

(2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) CONFLICTS OF INTEREST

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) ABSTENTION

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

CARDINAL CAPITAL MANAGEMENT, L.L.C.
PROXY VOTING POLICIES AND PROCEDURES

AS OF AUGUST 1, 2003

I. POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

(a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:

(1) Keep a record of each proxy received;

(2) Forward the proxy to the appropriate Portfolio Manager.

(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

(4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Cardinal Capital's opinion of management;

(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

(1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V. DISCLOSURE

(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital's Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

Thomas J. Spelman will maintain files relating to Cardinal Capital's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Cardinal Capital casts.

(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

BROWN INVESTMENT ADVISORY, INCORPORATED

PROXY VOTING PROCEDURES AND POLICIES
REGARDING BROWN ADVISORY GROWTH EQUITY FUND,
BROWN ADVISORY INTERMEDIATE INCOME FUND,
BROWN ADVISORY SMALL-CAP GROWTH FUND AND
BROWN ADVISORY VALUE EQUITY FUND

AS OF JULY 31, 2003

I. GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the "Advisor") has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Intermediate Fund, Brown Advisory Small-Cap Growth Fund, and Brown Advisory Value Equity Fund (each a "Fund"), each a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds' shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A "conflict of interest," means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Advisor casts.

D. A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Advisor voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

IV. DISCLOSURE

A. The Advisor will disclose in its Form ADV Part II that its clients may contact the Advisor, by toll-free telephone number in order to obtain information on how the Advisor voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about,
(1) the name of the issuer, (2) the proposal voted upon and (3) how the Advisor voted the client's proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Advisor's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Advisor will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

MUNDER CAPITAL MANAGEMENT
PROXY VOTING POLICY

Munder has adopted and implemented Proxy Procedures and has established a "Proxy Committee" as a means reasonably designed to ensure that Munder votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Brown Advisory Core International Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Munder has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with Munder's Proxy Procedures. The Proxy Committee meets as needed to administer Munder's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder's client accounts.

Munder generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client's account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where Munder does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where Munder does separately review ISS's recommendation, Munder may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, Munder determines that such vote is in the best interests of the Brown Advisory Core International Fund.

Munder generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder will generally refrain from voting or vote with management. Munder is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Brown Advisory Core International Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder's legal/compliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Brown Advisory Core International Fund and to identify any actual or potential conflicts between the interests of Munder and those of the Brown Advisory Core International Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

    (i)NO CONFLICT. No conflict of interest is identified.

   (ii)IMMATERIAL OR REMOTE CONFLICT. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

  (iii)MATERIAL CONFLICT. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. If approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder will vote the shares in accordance with ISS's recommendation.

A copy of Munder's Proxy Voting Policies and Procedures can be found at www.munder.com.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c) See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)(1) Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

   (4) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (5) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit
          (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

   (6) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

   (7) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

   (8) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment
          No. 137 via EDGAR on October 30, 2003, accession number
          0001004402-03-000559).

   (9) Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (10) Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (11) Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit
          (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (12) Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (13) Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (14) Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number
          0001275125-05-000241).

   (15) Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).


   (16) Investment Advisory Agreement between Registrant and Dover Investment Management, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(16) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).


   (17) Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

   (18) Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (19) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (20) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited regarding Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (21) Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (22) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

   (23) Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (24) Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund is filed as Exhibit (d)(27)in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (25) Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

   (26) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).


   (27) Amendment to the Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 229 (40 Act) via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

(e)(1) Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via EDGAR on December 6, 2002, accession number 0001004402-02-000540).

   (2) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number
          0001275125-06-000394.)

(f)       None.

(g)(1) Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number
          0001004402-03-000431).

   (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h)(1) Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (2)(2) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

   (3) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

   (4) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

   (5) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

   (6) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).


   (7) Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 13, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).


   (8) Contractual Fee Waiver Agreement between Registrant and Winslow Management Company, LLC to be filed by subsequent post-effective amendment.

   (9) Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (10) Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post effective amendment No. 229 via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

   (11) Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund dated October 5, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (12) Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as Exhibit (h)(13) in post-effective amendment 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539).



   (13) Contractual Fee Waiver Agreement between Registrant and Dover Investment Management LLC regarding Dover Responsibility Fund dated January 23, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

   (14) Form of Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund dated November 29, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).



   (15) Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit (h)(22) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

   (16) Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(18) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (17) Contractual Fee Waiver Agreement between Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (h) (19) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (18) Contractual Fee Waiver Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment number 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539)

   (19) Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Growth Equity Fund A Shares; Brown Advisory Value Equity Fund A Shares; Brown Advisory Small-Cap Value Fund A Shares; Brown Advisory Small-Cap Growth Fund A Shares; Brown Advisory Opportunity Fund Institutional and A Shares; Brown Advisory Real Estate Fund Institutional Shares; and Brown Advisory Maryland Bond Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 217 via Edgar on September 28, 2007, accession number 0001193125-07-210050).

   (20) Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit(h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

   (21) Contractual fee waiver Agreement between Registrant and Dover Corporate Responsibility Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).


(i) Opinion and Consent of Counsel (Exhibit incorporated by reference as Exhibit (i) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).


(j)       Consent of Independent Auditor is filed herewith.


(k)       None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)(1) Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund,
          Dover Responsibility Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, SteepleView Fund, Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund, Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(n)(1) Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (2) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number
          0001275125-04-000313).

   (3) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (4) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (5) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (6) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

   (7) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

   (8) Rule 18f-3 Plan adopted by Registrant for Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (9) Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund to be filed by further amendment.

  (10) Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).



   (11) Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(11) in post-effective amendment No. 226 via EDGAR on January 28, 2008, accession number 0001193125-08-013520).


(p)(1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number
          0001275125-05-000362).

   (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

   (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number
          0001004402-00-000327).

   (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

   (5) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (6) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (7) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

   (8) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

   (9) Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (10) Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (11) Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (12) Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)
          (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

   (13) Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (14) Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (15) Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

   (16) Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (17) Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (18) Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (19) Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (20) Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (21) Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (22) Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (23) Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (24) Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (25) Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (26) Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (27) Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (28) Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (29) Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number
          0001275125-05-000215).

   (30) Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (31) Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (32) Code of Ethics adopted by Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (33) Code of Ethics adopted by Alex. Brown Investment Management (Exhibit incorporated by reference as Exhibit (p)(34) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (34) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number
          0001275125-05-000327).

   (35) Code of Ethics of Mohican Financial Management, LLC is filed as Exhiibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (36)   Code of Ethics of Liberty Street Advisors, LLC is filed as Exhibit
          (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322.

   (37) Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (38) Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and
    J. Michael Parish, Trustees of Registrant (Exhibits incorporated by reference as other Exhibits (A) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None

ITEM 25. INDEMNIFICATION

    In accordance with Section 3803 of the Delaware Business Trust Act, Section
    10.02 of Registrant's Trust Instrument provides as follows:

    "10.02. INDEMNIFICATION

    (a) Subject to the exceptions and limitations contained in Section (b) below:

       (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

       (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a Covered Person:

       (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

       (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

           (A) By the court or other body approving the settlement;

           (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

           (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

    (e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

    (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

    Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

    "SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

    "SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

    With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

    "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

    After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration

    Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

    (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

    (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

        (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

        (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in
    Section 7 of this Agreement ("Trust Claims").

    (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

    (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

    (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

    (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

    (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

    (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Winslow Management Company, LLC

    The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Jack W. Robinson          President and Chief    Winslow, Adams
                              Investment Officer     Harkness Financial
                                                     Group

    Elizabeth Cluett Thors    Partner                Winslow

    Matthew W. Patsky         Partner                Winslow

(b) AH Lisanti Capital Growth, LLC

    The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mary Lisanti              President              AH Lisanti

    John Adams                Chairman               AH Lisanti, Canaccord
                                                     Adams Inc.

    Kevin Dunn                Director               AH Lisanti, Canaccord
                                                     Adams Inc.

(c) Austin Investment Management, Inc.

    The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter A. Vlachos          Founder & President    Austin Investment
                                                     Management, Inc.

    Anthony G. Orphanos       Managing Director      Austin Investment
                                                     Management, Inc.

    David E. Rappa            Managing Director      Austin Investment
                                                     Management, Inc.

    Zoe A. Vlachos            Managing Director      Austin Investment
                                                     Management, Inc.

(d) Auxier Asset Management LLC

    The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

      Name                      Title                  Business Connection
      ------------------------  ---------------------  -------------------
      James J. Auxier           Chief Executive        Auxier
                                Officer

      Lillian Walker            Chief Compliance       Auxier
                                Officer

(e) Brown Investment Advisory Incorporated

    The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael D. Hankin         President & Director   Brown

                              Director and Chief     Brown Investment
                              Executive Officer,     Advisory and Trust
                              Trustee                Company

                              Director, President    Brown Advisory
                              and Chief Executive    Holdings, Incorporated
                              Officer

    David M. Churchill        Treasurer & Director   Brown

                              Treasurer and Chief    Brown Investment
                              Financial Officer      Advisory and Trust
                                                     Company

                              Treasurer and Chief    Brown Advisory
                              Financial Officer      Holdings, Incorporated

    Patrick J. Ventura        Chief Compliance       Brown
                              Officer

(f) Cardinal Capital Management, L.L.C.

    The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Amy K. Minella            Managing Partner       Cardinal

    Eugene Fox                Managing Director      Cardinal

    Robert B. Kirkpatrick     Managing Director      Cardinal

    Thomas J. Spelman         Managing               Cardinal
                                 Director/Chief
                              Financial
                              Officer/Chief
                               Compliance Officer

(g) D.F. Dent and Company, Inc.

    The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel F. Dent            President and          D.F. Dent
                              Treasurer

    Sutherland C. Ellwood     Vice President         D.F. Dent

    Thomas F. O'Neil          Vice President and     D.F. Dent
                              Secretary

    Linda W. McCleary         Vice President         D.F. Dent

(h) Golden Capital Management, LLC

    The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Greg Golden               Principal, President   Golden Capital
                              & CEO                  Management

    Jeff C. Moser             Principal, Managing    Golden Capital
                              Director               Management

    Jonathan Cangalosi        Managing Director      Golden Capital
                                                     Management

    Lynette Alexander         Managing Director &    Golden Capital
                              CCO                    Management

    Robi Elnekave             Managing Director      Golden Capital
                                                     Management

(i) H.M. Payson & Co.

    The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John C. Downing           Managing Director,     H.M. Payson & Co.
                              Treasurer,
                                Chief Compliance
                              Officer

    Thomas M. Pierce          Managing Director      H.M. Payson & Co.

    Peter E. Robbins          Managing Director,     H.M. Payson & Co.
                                Chief Investment
                              Officer

    John H. Walker            Managing Director,     H.M. Payson & Co.
                              Chairman of the Board

    Teresa M. Esposito        Managing Director,     H.M. Payson & Co.
                                Chief Operations
                              Officer

    John C. Knox              Managing Director      H.M. Payson & Co.

    Michael R. Currie         Managing Director,     H.M. Payson & Co.
                              President

    William N. Weickert       Managing Director,     H.M. Payson & Co.
                              Director of Research

(j) King Investment Advisors, Inc.

    The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                              Title             Business Connection
    ------------------------  ----------------------   ----------------------
    Roger E. King             Chairman and President   King

    John R. Servis            Director                 King

                              Owner, Commercial        John R. Servis
                              Real Estate              Properties
                                                       626 Wilcrest Dr.
                                                       Houston,TX 77024

    Pat H. Swanson            Chief Compliance Officer King

    Jane D. Lightfoot         Secretary/Treasurer      King

(k) Munder Capital Management

   The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature.The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    James S.Adams             Chief Executive         Munder
                                Officer and Chief
                               Investment Officer

    Peter K. Hoglund          Managing Director       Munder
                              and Chief
                                 Administrative
                              Officer

    Anne K. Kennedy           Managing Director       Munder

    Peter G. Root             Managing Director       Munder
                              and Chief Investment
                              Officer

    Stephen J. Shenkenberg    Managing Director,      Munder
                                General Counsel,
                                Chief Compliance
                              Officer and
                              Secretary

   Sharon E. Fayolle          Managing Director       Munder

   Beth A. Obear              Managing Director       Munder

   James V. Fitzgerald        Managing Director       Munder

   Tony Y. Dong               Managing Director       Munder

   Munder Capital Holdings,   General Partner         Munder
   LLC

   Munder Capital Holdings    General Partner         Munder
   II, LLC

(l) Polaris Capital Management, Inc.

    The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bernard R. Horn, Jr.      President, Portfolio   Polaris
                              Manager

    Edward E. Wendell, Jr.    Treasurer              Polaris

                              President              Boston Investor
                                                     Services, Inc.

(m) Grisanti Brown & Partners, LLC

    The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Vance C. Brown            Principal              Spears, Grisanti &
                                                     Brown

    Christopher C. Grisanti   Principal              Spears, Grisanti &
                                                     Brown

(n) Windowpane Advisors, LLC

    The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael Stolper           Managing Member        Windowpane

    Barbara Ann Malone        Managing Member        Windowpane

(o) Hellman, Jordan Management Co., Inc.

    The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gerald R. Jordan, Jr.     Chairman               Hellman

    Gerald Reid Jordan        President              Hellman

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Nicholas Gleysteen        Senior Vice President  Hellman

    Susan G. Lynch
                              Vice President         Hellman

    Luke Murphy
                              Vice President         Hellman

    Ethan T. Brown
                              Vice President         Hellman

(p) GMB Capital Management, LLC

    The following chart reflects the directors and principal executive officers of GMB, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1200, Boston, Massachusetts 02109 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    Gabriel R. Bitran         Managing Member,       GMB
                                Chief Investment
                              Officer
    Marco Bitran              Managing Member,       GMB
                                 Chief Operating
                              Officer
    Kirstin Anderson          Chief Financial        GMB
                                 Officer, Chief
                               Compliance Officer

(q) Absolute Investment Advisers, LLC

    The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Anthony R. Bosch          Principal              Absolute

    Brian D. Hlidek           Principal              Absolute

    James P. Compson          Principal              Absolute

    Christian E. Aymond       Principal              Absolute

    Alexander H. Petro        Principal              Absolute

    Fort Hill Capital         Direct Owner           Absolute
    Management

(r) Aronson+Johnson+Ortiz, LP

    The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Theodore R. Aronson       Managing Principal;    Aronson;
                              Limited Partner;       Member of
                              Member of Aronson+     Aronson+Johnson+Ortiz,
                              Johnson+ Ortiz, LLC    LLC

                              Principal; Limited     Aronson
    Martha E. Ortiz           Partner

                              Principal; Limited     Aronson
    Kevin M. Johnson          Partner

                              Principal; Limited     Aronson
    Paul E. Dodge             Partner

                              Principal; Limited     Aronson
    Stefani Cranston          Partner

                              Principal; Limited     Aronson
    Gina Maria N. Moore       Partner

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gregory J. Rogers         Principal; Limited     Aronson
                              Partner

    Aronson+Johnson+Ortiz,    General Partner        Aronson
    LLC

    Joseph F. Dietrick        Chief Compliance       Aronson
                              Officer; Chief Legal
                              Officer

    Douglas D. Dixon          Principal; Limited     Aronson
                              Partner

    R. Brian Wenzinger        Principal; Limited     Aronson
                              Partner

(s) Bernzott Capital Advisors

    The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Kevin Bernzott            Chairman; CEO;         Bernzott
                               Compliance Officer

    Peter F. Banks            President; Chief       Bernzott
                               Investment Officer

    Dale A. Eucker            Director               Bernzott

    Randall A. Schouten       Director               Bernzott

    Priscilla A. Olsen        Chief Financial        Bernzott
                              Officer

    Denelle Rutherford        Director               Bernzott

    Thomas A. Derse           Director               Bernzott

    Madeline Rhods            Director               Bernzott

    Bernzott Capital          Shareholder            Bernzott
    Advisors Profit Sharing
    Plan

    Hans Walsh                Director               Bernzott

(t) Contravisory Research & Management Corp.

    The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    George E. Noonan, Jr.     Chairman               Contravisory

    William M. Noonan         President & Chief      Contravisory
                                Executive Officer

    Philip A. Noonan          Chief Operating        Contravisory
                              Officer

(u) Horizon Asset Management, Inc.

    The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Denise M. Kashey          Director               Horizon

    Steven Bregman            Director; President &  Horizon
                                Chief Operations
                              Officer

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter Doyle               Director; Vice
                              President;             Horizon

    Thomas C. Ewing
                              Director               Horizon

    Andrew M. Fishman
                                Chief Compliance
                                 Officer;General
                              Counsel & Secretary    Horizon

    John Meditz
                                 Vice Chairman;
                              Director               Horizon

    Murray Stahl
                              Chairman; Treasurer &
                                 Chief Executive
                              Officer                Horizon

(v) Kinetics Asset Management, Inc.

    The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bruce P. Abel             Director; Secretary    Kinetics

    Lawrence P. Doyle         Chairman               Kinetics

    Peter Doyle               President; CEO;        Kinetics
                                 Director; Chief
                              Investment Strategist

    Andrew M. Fishman         Chief Compliance       Kinetics
                               Officer & Assistant
                              Secretary

    Leonid Polyakov           Director; CFO          Kinetics

    James G. Doyle            Of Counsel             Kinetics

    Jay Kesslen               General Counsel        Kinetics

    Frank Costa               Shareholder            Kinetics

    Kinetics Voting Trust     Trust is Shareholder   Kinetics

    Susan C. Conway           Shareholder            Kinetics

    Karen & Larry Doyle       Shareholder            Kinetics
    Irrevocable Trust

    Karen Doyle Trust         Shareholder            Kinetics

    Lawrence Doyle Trust      Shareholder            Kinetics

(w) Loomis, Sayles & Company, L.P.

    The following chart reflects the directors and officers of Loomis, including their business connections, which are of a substantial nature. The address of Loomis is One Financial Center, Boston, Massachusetts 02111-2621 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Loomis, Sayles &          General Partner of     Loomis
    Company, Inc. ("LSCI")    Loomis

    Natixis Global Asset      Limited Partner of     Loomis; Shareholder of
    Management , L.P.         Loomis; Shareholder    NGAM Holdings
    ("NGAMLP")                (IXIS AM Holdings)

    Robert J. Blanding        President, Chief       Loomis
                               Executive Officer &
                              Chairman of LSCI and
                              Loomis

    Kevin P. Charleston       Executive Vice         Loomis
                                President, Chief
                              Financial Officer and
                              Director of LSCI and
                              Loomis

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel J. Fuss            Executive Vice         Loomis
                               President and Vice
                              Chairman of LSCI and
                              Loomis

    John F. Gallagher         Executive Vice         Loomis
                              President and
                              Director of LSCI and
                              Loomis

    Lauriann C. Kloppenburg   Executive Vice         Loomis
                              President, Chief
                              Investment
                              Officer-Equity and
                              Director of LSCI and
                              Loomis

    Pierre P. Servant         Director of LSCI       NGAM

    John R. Gidman            Executive Vice         Loomis
                                President, Chief
                               Information Officer
                              and Director of LSCI
                              and Loomis

    Donald P. Ryan            Vice President, Chief  Loomis
                               Compliance Officer
                               and Counsel of LSCI
                              and Loomis

    Jaehoon Park              Executive Vice         Loomis
                              President, Chief
                              Investment
                              Officer-Fixed Income
                              and Director of LSCI
                              and Loomis

    Jean S. Loewenberg        Executive Vice         Loomis
                              President, Secretary,
                               Chief Legal Officer
                              and Director of LSCI
                              and Loomis

    Mark E. Smith             Executive Vice         Loomis
                              President and
                              Director of LSCI and
                              Loomis

    Natixis Global Asset      Shareholder            LSCI
    Management Holdings, LLC
    ("NGAM Holdings")

    Natixis Global Asset      General Partner        NGAMLP
    Management, LLC ("NGAM
    LLC")

    Natixis Global Asset      Limited Partner;       NGAMLP; NGAM, LLC
    Management Corporation    Member
    ("NGAM")

    Natixis Global Asset      Shareholder of Series  NGAM Corp.
    Management ("NGAM")       A Preferred            NGAMP I
                              Shareholder

    Natixis Global Asset      Shareholder of Common  NGAM Corp.
    Management                Stock
    Participations I
    ("NGAMPI")

    NXBP I                    Shareholder            NGAM

    Natixis                   Shareholder            NXBP I

    Caisse Nationale Des      Shareholder            Natixis
    Caisses D'Epargne
    ("CNCE")

    Banque Federale des       Shareholder            Natixis
    Banques Populaires

(x) Metropolitan West Asset Management, LLC

    The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Tad Rivelle               Chief Investment       Metropolitan West
                                Officer; Managing
                              Director

    Laird R. Landmann         Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Scott B. Dubchansky       Chief Executive        Metropolitan West
                                Officer, Managing
                              Director

    Bryan Whalen              Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Mitchell Flack            Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Stephen M. Kane           Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Joseph D. Hattesohl       Chief Financial        Metropolitan West
                                Officer; Managing
                              Director

    David B. Lippman          Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Anthony C. Scibelli       Director of            Metropolitan West
                               Marketing; Managing
                              Director

    Patrick A. Moore          Director of Client     Metropolitan West
                                Service; Managing
                              Director

    Keith T. Kirk             Chief Compliance       Metropolitan West
                              Officer

    MWAM Holdings, LLC        Member                 Metropolitan West

(y) SSI Investment Management, Inc.

    The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John D. Gottfurcht        President              SSI

    Amy J. Gottfurcht         Chairman; CEO;         SSI
                              Secretary

    George M. Douglas         Vice President; Chief  SSI
                               Investment Officer

    Syed F. Mehdi             CCO; Vice President    SSI
                                 Human Resources

    David W. Rosenfelder      Vice President;        SSI
                                Portfolio Manager

(z) TWIN Capital Management, Inc.

    The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

    3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Geoffrey Gerber           President; CIO         TWIN

    James D. Drake            Controller; Chief      TWIN
                               Compliance Officer

    Christopher Erfort        Senior Vice            TWIN
                              President, Portfolio
                              Management

    James Hough               Senior Vice            TWIN
                              President,
                              Quantitative Systems

(aa)Yacktman Asset Management Co.

    The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Donald A. Yacktman        President & Treasurer  Yacktman

    Ronald W. Ball            Senior Vice President  Yacktman

    Stephen A. Yacktman       Senior Vice President  Yacktman
                              & Secretary

    Jason Subotky             Vice President         Yacktman

    Russell Wilkins           Vice President         Yacktman

    Kent Arnett               Vice President &
                                Chief Compliance
                              Officer

(bb)Kovitz Investment Group, LLC.

    The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mitchell A. Kovitz        Chief Executive        Kovitz
                              Officer

    Jonathan A. Shapiro       Chief Financial        Kovitz
                              Officer

    Marc S. Brenner           President, Chief       Kovitz
                                Legal Officer and
                                Chief Compliance
                              Officer

    Bruce A. Weininger        Vice President         Kovitz

    Harold (Skip)             Managing Director      Kovitz
    Gianopulos, Jr.

    Edward W. Edens           Director-Client        Kovitz
                              Services

    Richard P. Salerno        Director-Fixed Income  Kovitz

(cc)Mohican Financial Management, LLC.

    The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Eric C. Hage              Managing Member,       Mohican
                                 Chief Executive
                                 Officer & Chief
                               Information Officer

    Daniel C. Hage            Chief Operating        Mohican
                               Officer and Senior
                              Trader

(dd)Merk Investments, LLC

    The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  -----------------------
    Axel Merk                 President              Merk

    Kimberly Schuster         Chief Compliance       Merk
                              Officer                Falcon Research, Inc.
                              Chief Financial        Feshbach Investments,
                              Officer                LLC
                                                     Main Office:
                                                     33 N. Garden Ave.,
                                                     Ste. 770
                                                     Clearwater, FL 33755
                                                     Phone: 727-298-5436
                                                     Fax: 727-298-5402
                                                     CFO Office:
                                                     2762 Bayshore Parkway
                                                     #1001
                                                     Mountain View, CA 94043

(ee)Dover Investment Management LLC

    The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                     Business Connection
    ------------------------  ------------------------ ----------------------
    Richard M. Fuscone        Chairman                 Dover

    Douglas R. Cliggott       Chief Investment Officer Dover

    Kathryn P. Beller         Chief Compliance Officer Dover

(ff)Alex. Brown Investment Management

    The following chart reflects the directors and officers of Alex. Brown, including their business connections, which are of a substantial nature. The address of Alex. Brown is 1 South Street, Baltimore, MD 21202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Lee S. Owen               Co-President           Alex. Brown

    Bruce E. Behrens          Co-President           Alex. Brown

    James D. Brown            Director               Alex. Brown

    Robert H. Vernon          Director               Alex. Brown

    Hobart C. Buppert         Director, Portfolio    Alex. Brown
                              Manager

    Nancy I. Denney           Chief Compliance       Alex. Brown
                              Officer

(gg)Liberty Street Advisors, LLC

    The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

    New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    James Celico              Chief Financial        Liberty Street
                              Officer

    Raymond Hill              Chairman               Liberty Street

    Timothy Reick             CEO and Chief          Liberty Street
                               Compliance Officer

(hh) GMB Capital Management, LLC

    The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1210, Boston, MA 02109 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Marco Bitran              Managing Member        Professor, Sloan
                                                     School Management

    Gabriel R. Bitran         Managing Member

    Kristian N. Anderson      Principal

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:


    American Beacon Funds                         Monarch Funds
    American Beacon Mileage Funds                 PMC Funds, Series of the
    American Beacon Select Funds                  Trust for Professional
    Bridgeway Funds, Inc.                         Managers
    Central Park Group Multi-Event Fund           Sound Shore Fund, Inc.
    Century Capital Management Trust              Wintergreen Fund, Inc.
    Forum Funds                                   The CNL Funds
    FocusShares Trust                             The Japan Fund, Inc.
    Henderson Global Funds                        SPA ETF Trust
    Hirtle Callaghan Trust                        Nets Trust
    Ironwood Series Trust


(b) The following are officers of Foreside Fund Services, LLC, the Registrant's Principal Underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.


                              Position with              Position with
    Name                      Underwriter                  Registrant
    ------------------------  ---------------------  ----------------------

    Mark S. Redman            President              None

    Nanette K. Chern          Vice President,        AMLCO
                                Secretary & Chief
                               Compliance Officer

    Richard J. Berthy         Vice President &       None
                               Treasurer

    Mark A. Fairbanks         Vice President,        None
                              Assistant Secretary &
                              Deputy Chief
                               Compliance Officer


(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

    Not Applicable.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine, on May 20, 2008.


                                              FORUM FUNDS

                                              By: /s/ Simon D. Collier
                                                  -----------------------------
                                                  Simon D. Collier, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on May 20, 2008.


(a) Principal Executive Officer

    /s/ Simon D. Collier
    -----------------------------------------
    Simon D. Collier
    President

(b) Principal Financial Officer

    /s/ Trudance L.C. Bakke
    -----------------------------------------
    Trudance L.C. Bakke
    Principal Financial Officer and Treasurer

(c) A majority of the Trustees

    John Y. Keffer, Trustee*
    James C. Cheng, Trustee*
    J. Michael Parish, Trustee*
    Costas Azariadis, Trustee*

    By: /s/ Velvet R. Regan
        -------------------------
        Velvet R. Regan
        Attorney in fact
--------
* Pursuant to powers of attorney previously filed as Other Exhibits (A).

                                 EXHIBIT LIST

EXHIBIT


(j) Consent of Independent Auditor is filed herewith